                                           November 30, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

Dependable, tax-free income to help
you keep more
of what you earn.

[PHOTO APPEARS HERE]

Kentucky
Michigan
Ohio


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Kentucky Municipal Bond
    Fund

 6  Nuveen Flagship Michigan Municipal
    Bond Fund

11  Nuveen Flagship Ohio Municipal Bond
    Fund

14  Portfolio of Investments

38  Statement of Net Assets

39  Statement of Operations

40  Statement of Changes in Net Assets

41  Notes to Financial Statements

46  Financial Highlights

49  Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.

     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.


"We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world."

                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."

     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.

     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.

     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.

     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
January 15, 2000

SEMIANNUAL REPORT  page 2

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND



NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective



Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Kentucky fund for the six-month period ended November 30, 1999.


Q How did Kentucky's economy and municipal market do?

TOM The state's economy continued to grow at a healthy rate, but at a slightly slower pace than the national economy as a whole. Job growth in Kentucky outstripped the national average, although incomes remained flat. Unemployment fell to 4.1% in mid-1999 -- down from 4.4% a year earlier -- and hovered at levels not seen in more than a dozen years. Job losses in the traditionally low-wage sectors of coal mining, tobacco, and apparel have been offset by increases in the higher-earning auto, transportation equipment, air transport, health services and back office operations/financial business services sectors.

     The state's ongoing economic strength translated into healthy tax collections and municipal revenues and helped bolster the overall creditworthiness of the Kentucky municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November, 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.


Q How did Nuveen Flagship Kentucky Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship Kentucky Municipal Bond Fund generated a six-month total return on net asset value of -3.92%, compared to the -2.87% total return posted by the Lipper Kentucky Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -3.42%, 6.80% and 6.55%, respectively, compared to the Lipper peer group average annual total returns of -2.42%, 6.68%, 6.52% for the same time periods.*

     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value.

     The fund's six-month taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -2.59%.** As of November 30, 1999, the fund's SEC 30-day yield was 5.08%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.82% on a taxable investment.


Q What was your strategy amid this difficult market environment?

TOM We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar -- in terms of credit quality, maturity and structure -- bonds with higher prevailing interest

-------------------------------------------------------------------------------
Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .    A commitment to exhaustive research
 .    An active, value-oriented investment style
 .    The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Kentucky Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                       SEMIANNUAL REPORT  page 3
rates. These swaps generated two benefits for the fund. First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains. A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.

     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall.

     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.


Q What is your outlook for Nuveen Flagship Kentucky Municipal Bond Fund?

TOM As long as the yield spread remains wide and the economy remains sound, we believe that the lower- and non-rated segments of the market will continue to offer good value and help maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.

     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.


NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)    20%
----------------------------------
  Healthcare                  18%
----------------------------------
  U.S Guaranteed              13%
----------------------------------
  Utilities                    9%
----------------------------------
  Housing (Single Family)      8%
----------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

"Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall."


NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]


AAA/U.S. Guaranteed...54%
AA....................11%
A.....................13%
BBB/NR................22%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

* The Lipper Peer Group returns represent the average annualized total return of the 16 funds in the Lipper Kentucky Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, seven funds for the five-year period, and three funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

SEMIANNUAL REPORT  page 4

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999




 Quick Facts
                                      A Shares    B Shares            C Shares    R Shares
NAV                                     $10.51      $10.51              $10.50      $10.49
---------------------------------------------------------------------------------------------
Fund Symbol                              FKYTX         N/A               FKYCX         N/A
---------------------------------------------------------------------------------------------
CUSIP                                67065R507   67065R606           67065R705   67065R804
---------------------------------------------------------------------------------------------
Inception Date                            5/87        2/97               10/93        2/97
---------------------------------------------------------------------------------------------

 Total Returns (Annualized)+
                                    A Shares             B Shares       C Shares     R Shares
                                  NAV     Offer        NAV     w/CDSC      NAV         NAV
1-Year                          -3.42%   -7.45%      -4.13%   -7.80%     -3.94%      -3.21%
-----------------------------------------------------------------------------------------------
1-Year TER*                     -0.77%   -4.92%      -1.89%   -5.56%     -1.59%      -0.45%
-----------------------------------------------------------------------------------------------
5-Year                           6.80%    5.90%       6.10%    5.94%      6.23%       6.89%
-----------------------------------------------------------------------------------------------
10-Year                          6.55%    6.09%       6.07%    6.07%      5.96%       6.59%
-----------------------------------------------------------------------------------------------


Tax-Free Yields
                                  A Shares      B Shares   C Shares   R Shares
                             NAV       Offer      NAV        NAV        NAV
SEC 30-Day Yield            5.08%      4.86%      4.33%      4.53%      5.28%
-----------------------------------------------------------------------------------------------
Taxable Equivalent Yield    7.82%      7.48%      6.66%      6.97%      8.12%

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

Portfolio Statistics

Total Net Assets  $469.0 million
--------------------------------
Average Effective
Maturity             19.43 years
--------------------------------
Average Duration            7.98
--------------------------------

Monthly Tax-Free Dividends (Class A Shares) /./

 [BAR CHART APPEARS HERE]

12/1998          .0465
 1/1999          .0465
 2/1999          .0465
 3/1999          .0455
 4/1999          .0455
 5/1999          .0455
 6/1999          .0455
 7/1999          .0455
 8/1999          .0455
 9/1999          .0455
10/1999          .0455
11/1999          .0460


/./ The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0237 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                       SEMIANNUAL REPORT  page 5

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Michigan Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.



Nuveen Flagship Michigan Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.


Q In an effort to cool off any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or
0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent upon local factors of supply and demand. Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.



SEMIANNUAL REPORT  page 6

Q  Have Y2K concerns caused any disruptions in the market?

MIKE Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q  What other national trends did you notice?

MIKE As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q  How did the fund perform for the period ended November 30, 1999?

MIKE Nuveen Flagship Michigan Municipal Bond Fund generated a six-month total return on net asset value of -3.80%, underperforming the Lipper Michigan Municipal Bond Fund category, which reported an average return of -3.10%.* For the one-, five- and 10-year periods, the Nuveen fund reported average annualized total returns of -3.77%, 6.47% and 6.29%, respectively, compared to the Lipper peer group average total returns of -3.03%, 6.51% and 6.40%, for the same time periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Michigan Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 34% combined federal and state income tax bracket, was -2.50%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.87%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 7.38% on a taxable investment.


"This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk."


                                                       SEMIANNUAL REPORT  page 7

"Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers."


Q  Why did the fund underperform its benchmark?

MIKE Our fund invests in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform.

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers.


Q What other variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside price potential.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, only 3.3% of the Michigan portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of nearly 9.09% on a taxable equivalent basis for taxpayers in the combined 34% federal and state income tax bracket.

     Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value. In addition, we have reduced our exposure to the Michigan hospital sector, because the state's hospitals have been hard hit by cutbacks in Medicaid reimbursement.


SEMIANNUAL REPORT  page 8

     Several developments in the healthcare sector took place during the year. As a result of the merger between Baa2/BBB-rated Genesys Health System and AA-rated Sisters of St. Joseph, the portfolio's Genesys holdings were refunded during the period for a substantial gain to the fund. In addition, the fund avoided a credit downgrade of Henry Ford Hospital from AA3 to A1, thanks to a recommendation from Nuveen research, by selling its holdings ahead of the downgrade.

     Rating. Most of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds.



Q  What is your outlook for Nuveen Flagship Michigan Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Michigan, we believe that municipal bonds represent a very attractive option for investors searching for yield.



NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed             19%
-----------------------------------
  Tax Obligation (Limited)    18%
-----------------------------------
  Tax Obligation (General)    18%
-----------------------------------
  Healthcare                  15%
-----------------------------------
  Water and Sewer              6%
-----------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.



NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed.....61%
AA......................14%
A........................8%
BBB/NR..................17%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

"In a high tax state such as Michigan, we believe that municipal bonds represent a very attractive option for investors searching for yield."


 * The Lipper Peer Group returns represent the average annualized total return of the 48 funds in the Lipper Michigan Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and 34 and nine funds for the five- and 10-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.



                                                       SEMIANNUAL REPORT  page 9

Fund Spotlight as of November 30, 1999


NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

10

 Quick Facts
                                      A Shares       B Shares            C Shares    R Shares
NAV                                     $11.09         $11.10              $11.07      $11.08
---------------------------------------------------------------------------------------------
Fund Symbol                              FMITX            N/A               FLMCX       NMMIX
---------------------------------------------------------------------------------------------
CUSIP                                67065R853      67065R846           67065R838   67065R820
---------------------------------------------------------------------------------------------
Inception Date                            6/85           2/97                6/93        2/97
---------------------------------------------------------------------------------------------

 Total Returns (Annualized)+
                                    A Shares             B Shares       C Shares    R Shares
                               NAV        Offer       NAV      w/CDSC     NAV         NAV
1-Year                        -3.77%     -7.78%      -4.57%   -8.21%     -4.40%      -3.66%
---------------------------------------------------------------------------------------------
1-Year TER*                   -1.20%     -5.32%      -2.39%   -6.03%     -2.12%      -0.98%
---------------------------------------------------------------------------------------------
5-Year                         6.47%      5.55%       5.78%    5.62%      5.89%       6.57%
---------------------------------------------------------------------------------------------
10-Year                        6.29%      5.84%       5.82%    5.82%      5.67%       6.34%
---------------------------------------------------------------------------------------------


Tax-Free Yields
                                  A Shares         B Shares       C Shares       R Shares
                             NAV        Offer         NAV            NAV            NAV
SEC 30-Day Yield            4.87%       4.66%       4.12%          4.32%           5.08%
---------------------------------------------------------------------------------------------
Taxable Equivalent Yield    7.38%       7.06%       6.24%          6.55%           7.70%

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).

Portfolio Statistics

Total Net Assets    $304.2 million
----------------------------------
Average Effective
Maturity               17.64 years
----------------------------------
Average Duration              8.54
----------------------------------

Monthly Tax-Free Dividends (Class A Shares) /./

[BAR CHART APPEARS HERE]

12/1998         .0500
 1/1999         .0500
 2/1999         .0500
 3/1999         .0500
 4/1999         .0490
 5/1999         .0490
 6/1999         .0490
 7/1999         .0490
 8/1999         .0490
 9/1999         .0490
10/1999         .0490
11/1999         .0490

/./ The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0565 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

SEMIANNUAL REPORT  page 10

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Portfolio Manager Tom Futrell discusses fund performance, the municipal market and key investment strategies for the Ohio fund for the six-month period ended November 30, 1999.



Q  How did the Ohio economy and the state's municipal market fare?

TOM Ohio's economy continued on a reasonably strong growth track, although it trails the nation as a whole in a couple of key indicators. Personal income was slightly below the national level. While the state's unemployment rate remained low at 4.4% as of November 30, 1999, it was slightly higher than the 4.1% national rate. Manufacturing employment was down from a year ago, mirroring a national trend, although wage and income levels were higher as a result of increased levels of overtime in a number of industries. The state continued to diversify and move away from a manufacturing base, with much of the new job growth concentrated in construction, financial services and real estate.

     The state's economic strength translated into better creditworthiness for the overall Ohio municipal bond market. But economic strength, both in Ohio and across the nation, had a significant downside. It continually fanned inflation fears and prompted the Federal Reserve to raise interest rates in a "preemptive" strike against potential inflation. As interest rates rose, municipal bond prices slumped. Rising interest rates caused all but the shortest-maturity securities and funds to post significant losses.

     Rising interest rates also curtailed Ohio municipal bond supply. New issue supply is down more than 20% for the year as of November 1999. Furthermore, refunding activity came to a standstill as the economic impetus for refinancing many older bonds all but diminished in light of higher interest rates.


Q How did Nuveen Flagship Ohio Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship Ohio Municipal Bond Fund generated a six-month total return on net asset value of -3.71%, compared with the -3.23% total return posted by the Lipper Ohio Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -3.20%, 6.16% and 6.19%, respectively, compared to the Lipper peer group average annual total returns of -3.01%, 6.48%, 6.33% for the same time periods.*

     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value.

     For the six-month period the fund's taxable equivalent total return for investors in the 36% combined federal and state income tax bracket was -2.31%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.32%. For investors in a combined 36% federal and state income tax bracket, that is equivalent to a yield of 6.75% on a taxable investment.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Ohio Municipal Bond Fund.



Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                      SEMIANNUAL REPORT  page 11

"Rising interest rates made it advantageous for us to pursue three main goals:
Lock in higher yields, improve the fund's tax efficiency and enhance its protection against calls."


 * The Lipper Peer Group returns represent the average annualized total return of the 52 funds in the Lipper Ohio Municipal Debt Category for the six-month period ended November 30, 1999, 51 funds for the one-year period, 41 funds for the five-year period, and 12 funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

* * Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

====================================
  Top Five Sectors
====================================

  U.S. Guaranteed                19%
------------------------------------
  Healthcare                     17%
------------------------------------
  Tax Obligation (General)       17%
------------------------------------
  Utilities                      11%
------------------------------------
  Housing (Single Family)         8%
------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


Q      What strategies did you employ amid this difficult market environment?

TOM Rising interest rates made it advantageous for us to pursue three main goals: Lock in higher yields, improve the fund's tax efficiency and enhance its protection against calls.

       As interest rates rose, the difference in yield, or "spread," between higher- and lower-quality bonds widened. In other words, lower-rated securities offered increasingly more incremental yield over higher-rated securities and as a result, became more attractive on a risk-adjusted basis in our view. Using the expertise of Nuveen research, we identified high-yielding, lower-quality and non-rated bonds that we felt offered adequate compensation in the form of incremental yield for the level of risk we assumed.

       To improve the fund's tax efficiency, we sold some bonds at a loss and subsequently bought similar securities, whose yield reflected prevailing higher interest rates. Tax losses were created by these "swaps," which can be beneficial for the fund because they can be used to offset capital gains for an eight-year period. The higher yields of the new bonds should boost the fund's income as well.

       In our purchases of new bonds, we gravitated toward those with good call protection. Issuers generally have the right to call, or redeem, their bonds after a given date prior to maturity, which they generally do when interest rates decline. Call protection helps protect the fund's income stream in declining interest rate environments.

       Since interest rates were on the rise, few individual investors were seeking out call protection, and, as a result, it was available fairly cheaply or at virtually no cost.


Q      What is your outlook for Nuveen Flagship Ohio Municipal Bond Fund?

TOM To improve the income the fund generates, we will continue to seek out attractive lower investment-grade securities and non-rated bonds. We'll do that as long as we feel that the incremental yield they offer adequately compensates us for doing so. In addition, we'll make tax swaps when the market rewards us for doing so. Finally, we'll continue to seek out opportunities to buy bonds with good call protection when they come to market at an attractive cost.

       To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.


NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND


====================================
Bond Credit Quality
====================================
[PIE CHART APPEARS HERE]


AAA/U.S. Guaranteed..............66%
AA............................... 8%
A................................12%
BBB/NR...........................14%


As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

SEMIANNUAL REPORT  page 12

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999



Quick Facts
                                      A Shares    B Shares    C Shares    R Shares
NAV                                     $10.86      $10.86      $10.85      $10.86
----------------------------------------------------------------------------------
Fund Symbol                              FOHTX         N/A       FOHCX       NXOHX
----------------------------------------------------------------------------------
CUSIP                                67065R762   67065R754   67065R747   67065R739
----------------------------------------------------------------------------------
Inception Date                            6/85        2/97        8/93        2/97
----------------------------------------------------------------------------------


Total Returns (Annualized)+
                                     A Shares            B Shares       C Shares    R Shares
                                   NAV    Offer       NAV      w/CDSC     NAV         NAV
1-Year                          -3.20%   -7.27%      -3.82%   -7.49%     -3.71%      -2.99%
--------------------------------------------------------------------------------------------
1-Year TER*                     -0.41%   -4.60%      -1.45%   -5.12%     -1.22%      -0.09%
--------------------------------------------------------------------------------------------
5-Year                           6.16%    5.25%       5.47%    5.31%      5.58%       6.28%
--------------------------------------------------------------------------------------------
10-Year                          6.19%    5.74%       5.71%    5.71%      5.61%       6.25%
--------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 36%).



Tax-Free Yields

                              A Shares     B Shares   C Shares   R Shares
                             NAV   Offer      NAV        NAV        NAV
SEC 30-Day Yield            4.32%   4.14%      3.57%      3.77%      4.52%
---------------------------------------------------------------------------
Taxable Equivalent Yield    6.75%   6.47%      5.58%      5.89%      7.06%



Monthly Tax-Free Dividends (Class A Shares)/./

      [BAR CHART APPEARS HERE]

12/1998         .0480
 1/1999         .0480
 2/1999         .0480
 3/1999         .0480
 4/1999         .0480
 5/1999         .0480
 6/1999         .0480
 7/1999         .0480
 8/1999         .0470
 9/1999         .0470
10/1999         .0470
11/1999         .0470

/./ The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0447 per share.

Portfolio Statistics

Total Net Assets              $640.9 million
--------------------------------------------
Average Effective
Maturity                         18.79 years
--------------------------------------------
Average Duration                        8.49


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.



                                                      SEMIANNUAL REPORT  page 13

                  Portfolio of Investments (Unaudited)

                  Nuveen Flagship Kentucky Municipal Bond Fund
                  November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.7%

$ 2,370,000    Hancock County, Kentucky, Solid Waste Disposal Facilities Revenue Bonds      5/06 at 102           A-    $ 2,408,797
                 Bonds (Willamette Industries, Inc. Project), Series 1996, 6.600%,
                 5/01/26

  9,750,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds            3/05 at 102         Baa2     10,068,533
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25 (Alternative
                 Minimum Tax)

  1,000,000    Jefferson County, Kentucky, Pollution Control Revenue Bonds (E.I. du Pont    7/03 at 103          AA-      1,051,190
                 de Nemours and Company Project), 1982 Series A, 6.300%, 7/01/12

  3,750,000    County of Perry, Kentucky, Solid Waste Disposal Revenue Bonds                6/04 at 102          N/R      3,890,325
                 (TJ International Project), Series 1994, 7.000%, 6/01/24
                 (Alternative Minimum Tax)

               County of Perry, Kentucky, Solid Waste Disposal Revenue Bonds
               (TJ International Project), Series 1996:
  4,240,000      6.800%, 5/01/26 (Alternative Minimum Tax)                                  5/06 at 102          N/R      4,365,462
  2,000,000      6.550%, 4/15/27 (Alternative Minimum Tax)                                  4/07 at 102          N/R      2,029,160

  2,820,000    City of Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue           4/06 at 102           A2      2,778,659
                 Bonds, Series 1996 (Westvaco Corporation Project), 6.375%, 4/01/26
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.7%

  5,085,000    City of Campbellsville, Kentucky, Industrial Building Revenue                3/09 at 102         BBB-      4,485,631
                 Bonds (Campbellsville University Project), Series 1999,
                 5.500%, 3/01/29

  5,930,000    County of Jefferson, Kentucky, College Revenue Bonds (Bellarmine             5/09 at 101         Baa2      4,952,855
                 College Project), Series 1999, 5.250%, 5/01/29

  4,000,000    County of Jefferson, Kentucky, Student Housing Industrial Building           9/09 at 102          N/R      3,955,520
                 Revenue Bonds (Collegiate Housing Foundation - University of
                 Louisville Project), Series 1999A, 7.125%, 9/01/29

    500,000    Kentucky Higher Education Student Loan Corporation, Insured Student         No Opt. Call          Aaa        527,900
                 Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03 (Alternative
                 Minimum Tax)

    700,000    Northern Kentucky University, Consolidated Education Building Revenue        5/01 at 102          AAA        739,753
                 Bonds, Series F, 7.000%, 5/01/10

  2,500,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental      2/09 at 101          BBB      2,215,500
                 Control Facilities Financing Authority, Higher Education Revenue Bonds,
                 Series 1999 (Ana G. Mendez University System Project), 5.375%, 2/01/29

    475,000    University of Kentucky, Consolidated Educational Buildings Revenue          No Opt. Call          AAA        482,358
                 Bonds, Series O, 5.000%, 5/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 4.1%

    325,000    City of Ashland, Kentucky, Pollution Control Revenue Refunding           2/00 at 102 1/2         Baa1        334,861
                 Bonds (Ashland Oil Inc. Project), Series 1988A, 7.375%, 7/01/09

  5,000,000    City of Ashland, Kentucky, Pollution Control Revenue Refunding               8/02 at 102         Baa1      5,226,350
                 Bonds (Ashland Oil Inc. Project), Series 1992, 6.650%, 8/01/09

  9,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Revenue Bonds,             2/05 at 102         Baa1      9,332,820
                 Series 1995 (Ashland Inc. Project), 7.125%, 2/01/22 (Alternative
                 Minimum Tax)

  4,360,000    City of Ashland, Kentucky, Solid Waste Revenue Bonds, Series 1991           10/01 at 102         Baa1      4,544,428
                 (Ashland Oil Inc. Project), 7.200%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 17.5%

  1,310,000    County of Christian, Kentucky, Hospital Revenue Bonds, Series 1996A,         7/06 at 102           A-      1,273,228
                 Jennie Stuart Medical Center, 6.000%, 7/01/17

  3,500,000    County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,         7/06 at 102           A-      3,514,910
                 Series 1997A, Jennie Stuart Medical Center, 6.000%, 7/01/13



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 5,270,000    County of Clark, Kentucky, Hospital Refunding and Improvement                 3/07 at 102         N/R    $ 5,068,581
                 Revenue Bonds (Clark Regional Medical Center Project), Series 1997,
                 6.200%, 4/01/13

  3,300,000    County of Daviess, Kentucky, Insured Hospital Revenue Bonds                   8/02 at 102         AAA      3,338,841
                 (ODCH, Inc. Project), 1992 Series A, 6.250%, 8/01/22

  2,595,000    County of Floyd, Kentucky, Hospital Revenue Refunding Bonds                   2/01 at 102         AAA      2,702,433
                 (FHA-Insured Mortgage Loan - Highland Hospital Corporation Project),
                 Series 1991, 7.500%, 8/01/10

  4,000,000    County of Hopkins, Kentucky, Hospital Revenue Bonds, Series 1991             11/01 at 102         AAA      4,212,320
                 (The Trover Clinic Foundation, Incorporated), 6.625%, 11/15/11

               County of Jefferson, Kentucky, Health Facilities Revenue Bonds, Series 1992
               (Jewish Hospital Healthcare Services Inc. Project):
  1,190,000      6.500%, 5/01/15                                                             5/02 at 102         AAA      1,257,556
 12,785,000      6.550%, 5/01/22                                                             5/02 at 102         AAA     13,206,010

 17,640,000    County of Jefferson, Kentucky, Health Facilities Revenue Bonds,              10/07 at 101         AAA     15,266,185
                 Series 1997 (Alliant Health System, Inc.), 5.125%, 10/01/27

  5,550,000    County of Jefferson, Kentucky, Health System Revenue Bonds,                  10/08 at 101         AAA      4,849,757
                 Series 1998 (Alliant Health System, Inc.), 5.200%, 10/01/28

  2,900,000    County of Jefferson, Kentucky, Insured Hospital Revenue Bonds,               10/02 at 102         AAA      3,029,746
                 Series 1992 (Alliant Health System, Inc.), 6.436%, 10/01/14

  1,000,000    Kentucky Economic Development Finance Authority, Hospital                    11/01 at 100         AAA      1,025,580
                 Refunding and Improvement Revenue Bonds (St. Elizabeth Medical
                 Center), Series 1991A, 6.000%, 11/01/10

  5,000,000    Kentucky Economic Development Finance Authority, Hospital                    12/03 at 102         AAA      5,011,000
                 Facilities Revenue Bonds, Series 1993A (Saint Elizabeth Medical
                 Center, Inc. Project), 6.000%, 12/01/22

  9,500,000    Kentucky Economic Development Finance Authority, Hospital Revenue             2/07 at 102         AAA      8,990,800
                 and Refunding Revenue Bonds, Series 1997 (Pikeville United Methodist
                 Hospital of Kentucky, Inc. Project), 5.700%, 2/01/28

               Kentucky Economic Development Finance Authority, Hospital System
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project):
    500,000      5.500%, 10/01/07                                                           No Opt. Call         N/R        465,355
    500,000      5.600%, 10/01/08                                                            4/08 at 102         N/R        462,240
  3,500,000      5.850%, 10/01/17                                                            4/08 at 102         N/R      2,927,645
  1,500,000      5.875%, 10/01/22                                                            4/08 at 102         N/R      1,217,205

  1,665,000    McCracken County, Kentucky, Hospital Facilities Revenue Refunding            11/04 at 102         AAA      1,784,480
                 Bonds, Series 1994A (Mercy Health System), 6.300%, 11/01/06

  2,800,000    City of Russell, Kentucky, Health System Revenue Bonds, Our Lady              1/08 at 102         BBB      2,459,408
                 of Bellefonte Hospital Issue, Series 1997 (Franciscan Health
                 Partnership, Inc.), Refunding Revenue Bonds, 5.500%, 7/01/15

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.1%

  2,500,000    Greater Kentucky Housing Assistance Corporation, Mortgage Revenue             1/03 at 100         AAA      2,511,625
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loans - Section
                 8 Assisted Projects), 6.250%, 7/01/24

  3,510,000    City of Henderson, Kentucky, Residential Facilities Revenue Bonds             5/09 at 102         N/R      3,081,850
                 (Pleasant Pointe Project), Senior Tax-Exempt Series 1999A, 6.125%,
                 5/01/29

  4,600,000    County of Jefferson, Kentucky, Multifamily Housing Revenue Bonds              8/08 at 102         AAA      4,296,032
                 (Kentucky Towers Project), Series 1998A, 5.650%, 8/20/34

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.8%

  7,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series              7/06 at 102         AAA      7,074,340
                 E, 6.300%, 1/01/28 (Alternative Minimum Tax)

  3,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1997 Series              6/07 at 102         AAA      3,038,550
                 B, 6.250%, 7/01/28 (Alternative Minimum Tax)

    970,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA-Insured/             7/00 at 102         AAA        996,200
                 VA Guaranteed Mortgage Loans), 1988 Series C, 7.900%, 1/01/21
                 (Alternative Minimum Tax)

  1,000,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/02 at 102         AAA      1,035,580
                 Insured or Guaranteed Mortgage Loans), Series 1992B, 6.625%,
                 7/01/14

                   Portfolio of Investments (Unaudited)

                   November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$   245,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/03 at 102         AAA     $  251,022
                 Insured or Guaranteed Mortgage Loans), Series 1991C-1, 6.600%, 1/01/11

  2,560,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1998                     1/09 at 101         AAA      2,275,405
                 Series F, 5.000%, 7/01/18 (Alternative Minimum Tax)

    780,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/04 at 102         AAA        797,995
                 Insured or Guaranteed Mortgage Loans), 1994 Series A, 6.500%,
                 7/01/17

  9,480,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1999                     4/09 at 101         AAA      8,392,454
                 Series A, 5.200%, 1/01/31

  1,835,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/04 at 102         AAA      1,874,324
                 Insured or Guaranteed Mortgage Loans), 1994 Series C, 6.400%,
                 1/01/17

  1,975,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/05 at 102         AAA      2,030,379
                 Insured or Guaranteed Mortgage Loans), 1995 Series B, 6.625%,
                 7/01/26 (Alternative Minimum Tax)

  5,335,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1999                     4/09 at 101         AAA      4,683,543
                 Series B, 5.250%, 1/01/28 (Alternative Minimum Tax)

  4,500,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1999                     8/09 at 100         AAA      4,181,805
                 Series E, 5.700%, 7/01/27 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.4%

  4,840,000    City of Florence, Kentucky, Housing Facilities Revenue Bonds,                 8/09 at 101           A      4,747,750
                 Series 1999 (Bluegrass RHF Housing, Inc. Project), 6.375%, 8/15/29

               County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series 1994
               (The First Christian Church Homes of Kentucky Project):
  1,240,000      6.000%, 11/15/09                                                           11/04 at 102         BBB      1,224,450
    715,000      6.125%, 11/15/13                                                           11/04 at 102         BBB        684,934
  3,210,000      6.125%, 11/15/18                                                           11/04 at 102         BBB      3,036,371

               Kentucky Economic Development Finance Authority, Health Care Facilities
               Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky Inc.
               Obligated Group):
  1,800,000      5.375%, 11/15/23                                                            5/08 at 102         BBB      1,581,372
  4,250,000      5.500%, 11/15/30                                                            5/08 at 102         BBB      3,539,868

  5,700,000    Kentucky Economic Development Finance Authority, Tax Exempt                   1/08 at 105         AAA      5,633,518
                 Mortgage Revenue Bonds (South Central Nursing Homes, Inc. Project),
                 Series 1997A, 6.000%, 7/01/27

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.9%

  2,500,000    County of Jefferson, Kentucky, General Obligation Refunding                   5/09 at 100          AA      2,538,400
                 Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum Tax)

  4,790,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A      4,419,206
                 (General Obligation Bonds), 5.400%, 7/01/25

  2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,                7/07 at 100           A      1,838,680
                 5.375%, 7/01/25

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 20.1%

    615,000    Boone County School District Finance Corporation, School                      2/03 at 102         Aa3        624,250
                 Building Refunding and Improvement Revenue Bonds, Series 1993,
                 6.000%, 2/01/18

  1,595,000    City of Bowling Green Municipal Projects Corporation, Kentucky,              12/04 at 102          A2      1,713,269
                 Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

  1,005,000    Casey County School District Finance Corporation, School                      3/05 at 102         Aa3      1,024,507
                 Building Revenue Bonds, Series 1995, 5.750%, 3/01/15

               Daviess County School District Finance Corporation, School
               Building Revenue Bonds, Series 1994:
    505,000      5.800%, 5/01/11                                                             5/04 at 102         Aa3        522,544
    535,000      5.800%, 5/01/12                                                             5/04 at 102         Aa3        550,766
    570,000      5.800%, 5/01/13                                                             5/04 at 102         Aa3        584,147
    600,000      5.800%, 5/01/14                                                             5/04 at 102         Aa3        612,114

  3,800,000    Fayette County School District Finance Corporation, School                    9/09 at 101         Aa3      3,640,362
                 Building Revenue Bonds, Series 1999, 5.375%, 9/01/17

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 1,070,000    Fleming County School District Finance Corporation, School                   3/05 at 102           A+    $ 1,070,321
                 Building Revenue Bonds, Series 1995, 5.875%, 3/01/15

  3,155,000    City of Florence, Public Properties Corporation, First                       6/07 at 102          AAA      2,973,304
                 Mortgage Revenue Bonds (Administrative Office Complex
                 Project), Series 1997, 5.500%, 6/01/27

  1,260,000    Floyd County, Public Properties Corporation, First Mortgage                  3/06 at 102            A      1,164,479
                 Revenue Bonds (Floyd County Justice Center Project),
                 Series 1995A, 5.550%, 9/01/23

  3,550,000    Floyd County, Public Properties Corporation, First Mortgage                  3/06 at 102            A      3,605,061
                 Revenue Bonds (Floyd County Justice Center Project),
                 Series 1996B, 6.200%, 9/01/26

  1,200,000    Floyd County School District Finance Corporation, Kentucky,                  5/05 at 102          Aa3      1,187,040
                 School Building Revenue Bonds, Series 1995, 5.500%, 5/01/15

  2,280,000    Grant County School District Finance Corporation, School                     3/07 at 102          Aaa      2,176,214
                 Building Revenue Bonds, Series 1997, 5.375%, 3/01/17

               Hardin County, Building Commission, Revenue Bonds (Detention
               Facility Project), Series 1994:
    525,000      6.200%, 12/01/11                                                          12/04 at 102          AAA        556,106
  1,775,000      6.250%, 12/01/14                                                          12/04 at 102          AAA      1,864,283

    300,000    Hardin County School District Finance Corporation, School                    6/01 at 103          Aa3        317,973
                 Building Revenue Bonds, Series of 1991, 6.800%, 6/01/10

  3,465,000    Hopkins County School District Finance Corporation, School                   6/04 at 102          Aa3      3,642,512
                 Building Revenue Bonds, Series 1994, 6.200%, 6/01/19

  3,195,000    Jefferson County, School District Finance Corporation, School                2/06 at 102          AAA      2,972,628
                 Building Revenue Bonds, Series 1996A, 5.125%, 2/01/16

  4,600,000    Jefferson County, School District Finance Corporation, School                2/09 at 101          AAA      3,808,478
                 Building Revenue Bonds, Series 1998C, 4.500%, 2/01/19

    973,556    County of Jefferson, Kentucky, Equipment Lease Purchase                      6/00 at 101          N/R        988,646
                 Revenue Bonds, Series 1987 (Energy System Project),
                 9.000%, 6/01/03

    179,692    County of Jefferson, Kentucky, Equipment Lease Purchase                      6/00 at 102          N/R        184,623
                 Revenue Bonds, Series 1988 (Energy System Project),
                 9.500%, 6/01/03

  2,500,000    Jefferson County Capital Projects Corporation, Lease Revenue             2/00 at 53 7/16          Aa3      1,323,725
                 Bonds, Series 1987B, 0.000%, 8/15/08

  1,000,000    City of Jeffersontown, Kentucky, Public Projects Refunding and              11/06 at 102           A3        993,250
                 Improvements, Certificates of Participation, 5.750%, 11/01/15

               Jessamine County School District Finance Corporation, School
               Building Revenue Bonds, Series 1991:
    510,000      6.750%, 6/01/10                                                            6/01 at 103          Aa3        542,543
    545,000      6.750%, 6/01/11                                                            6/01 at 103          Aa3        579,776

  2,500,000    Jessamine County School District Finance Corporation, School                 6/04 at 102          Aa3      2,582,500
                 Building Revenue Bonds, Series 1994, 6.125%, 6/01/19

  4,500,000    Kenton County Public Properties Corporation, First Mortgage                  3/09 at 101           A1      3,809,205
                 Revenue Bonds (Courthouse Facilities Project), 1998
                 Series A, 5.000%, 3/01/29

    400,000    Commonwealth of Kentucky State Property and Buildings                       11/01 at 102           A+        423,164
                 Commission, Revenue and Revenue Refunding Bonds,
                 Project No. 40, 2nd Series, 6.875%, 11/01/07

    250,000    Commonwealth of Kentucky State Property and Buildings                       10/01 at 102          Aa3        264,353
                 Commission, Revenue and Revenue Refunding Bonds,
                 Project No. 53, 6.625%, 10/01/07

    125,000    The Turnpike Authority of Kentucky, Resource Recovery Road                   1/00 at 100           A+        125,179
                 Revenue Refunding Bonds, 1985 Series A, 6.000%, 7/01/09

               Lexington Center Corporation, Mortgage Revenue Refunding and
               Improvement Bonds, Series 1993A:
  2,600,000      0.000%, 10/01/11                                                          No Opt. Call           A1      1,355,406
  2,550,000      0.000%, 10/01/12                                                          No Opt. Call           A1      1,244,094

    435,000    Lincoln County School District Finance Corporation, School                   5/02 at 102          Aa3        460,234
                 Building Revenue Bonds, Series 1992, 6.200%, 5/01/12

                      Portfolio of Investments (Unaudited)

                      November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 1,525,000    McCracken County Public Properties Corporation, Public                       9/06 at 102          AAA    $ 1,494,302
                 Project Revenue Bonds (Court Facilities Project),
                 Series 1995, 5.900%, 9/01/26

  1,365,000    McCreary County School District Finance Corporation, School                  8/05 at 102          Aa3      1,332,404
                 Building Revenue Bonds, Second Series of 1995, 5.600%,
                 8/01/16

  1,410,000    Morgan County School District Finance Corporation, School                    9/04 at 102          Aa3      1,443,516
                 Building Revenue Bonds, Series 1994, 6.000%, 9/01/14

 13,000,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky                      3/03 at 102           Aa     13,070,590
                 League of Cities Funding Program), Series 1993A,
                 6.200%, 3/01/18

               Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky
               Associated Counties Leasing Trust Program, Series 1993-A:
 12,960,000      6.500%, 3/01/19                                                            3/03 at 102            A     13,214,664
    500,000      6.400%, 3/01/19                                                           No Opt. Call            A        521,720

  8,250,000    Puerto Rico Highway and Transportation Authority, Highway                    7/16 at 100            A      7,613,678
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

    115,000    Puerto Rico Infrastructure Finance Authority, Special Tax                    1/00 at 101         BBB+        116,466
                 Revenue Bonds, Series 1988A, 7.750%, 7/01/08

  7,000,000    Warren County, Justice Center Expansion Corporation, First                   9/07 at 102          AAA      6,356,140
                 Mortgage Revenue Bonds, AOC Judicial Facility, Series 1997A,
                 5.250%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.6%

 10,640,000    Kenton County Airport Board, Special Facilities Revenue Bonds, 1992          2/02 at 100         BBB-     10,167,690
                 Series A (Delta Air Lines, Inc. Project), 6.125%, 2/01/22
                 (Alternative Minimum Tax)

  1,250,000    Kenton County Airport Board, Cincinnati/Northern Kentucky                    3/06 at 102          AAA      1,256,800
                 International Airport Revenue Bonds, Series 1996B, 5.750%,
                 3/01/13

  5,000,000    Regional Airport Authority of Louisville and Jefferson                       7/05 at 102          AAA      4,697,100
                 County, Kentucky, Airport System Revenue Bonds, 1995
                 Series A, 5.625%, 7/01/25 (Alternative Minimum Tax)

  6,000,000    Regional Airport Authority of Louisville and Jefferson County,               3/09 at 101         Baa3      5,294,700
                 Kentucky, Special Facilities Revenue Bonds, 1999 Series A
                 (Airis Louisville, LLC Project), 5.500%, 3/01/19 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 13.1%

    430,000    Bardstown Independent School District Finance Corporation,                  11/02 at 102       Aa3***        460,156
                 School Building Refunding and Improvement Revenue Bonds,
                 Series of 1992, 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

    725,000    Bell County School District Finance Corporation, School                      9/01 at 102        A+***        769,718
                 Building Revenue Bonds, Series 1991, 6.875%, 9/01/11
                 (Pre-refunded to 9/01/01)

  1,000,000    Boone County School District Finance Corporation, School                     9/01 at 103       Aa3***      1,068,960
                 Building Revenue Bonds, Series C of 1991, 6.750%, 9/01/11
                 (Pre-refunded to 9/01/01)

  1,215,000    Boone County School District Finance Corporation, School                    12/02 at 102       Aa3***      1,293,440
                 Building Refunding and Improvement Revenue Bonds, Series 1992,
                 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

               Christian County School District Finance Corporation, School
               Building Revenue Bonds, Series 1991:
    565,000      6.750%, 6/01/10 (Pre-refunded to 6/01/01)                                  6/01 at 102         A***        596,261
    600,000      6.750%, 6/01/11 (Pre-refunded to 6/01/01)                                  6/01 at 102         A***        633,198

  1,645,000    City of Edgewood Public Properties Corporation, First                       12/01 at 102        A2***      1,753,323
                 Mortgage Revenue Bonds (Public Facilities Project),
                 Series 1991, 6.700%, 12/01/21 (Pre-refunded to 12/01/01)

               City of Florence, Public Properties Corporation, First
               Mortgage Revenue Bonds (Recreational Facilities Project):
    100,000      7.000%, 3/01/10 (Pre-refunded to 3/01/01)                                  3/01 at 103        A3***        106,093
    320,000      7.000%, 3/01/14 (Pre-refunded to 3/01/01)                                  3/01 at 103        A3***        339,987
    345,000      7.000%, 3/01/15 (Pre-refunded to 3/01/01)                                  3/01 at 103        A3***        366,549
    360,000      7.000%, 3/01/16 (Pre-refunded to 3/01/01)                                  3/01 at 103        A3***        382,486

 16,500,000    Jefferson County Capital Projects Corporation, Lease Revenue            2/01 at 24 11/16          AAA      3,860,505
                 Bonds, Series 1989B, 0.000%, 8/15/19 (Pre-refunded to 2/15/01)

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 4,900,000    Jefferson County, Kentucky, Insured Hospital Revenue Bonds,                 10/02 at 102          AAA    $ 5,216,589
                 Series 1992 (Alliant Health System, Inc. Project), 6.436%,
                 10/01/14 (Pre-refunded to 10/29/02)

               Kenton County Public Parks Corporation, Mortgage Revenue
               Bonds, Series 1990:
  1,290,000      7.000%, 3/01/08 (Pre-refunded to 3/01/00)                                  3/00 at 101         A***      1,312,511
  1,070,000      7.100%, 3/01/10 (Pre-refunded to 3/01/00)                                  3/00 at 101         A***      1,088,918

    815,000    Kenton County School District Finance Corporation, School                   12/01 at 102       Aa3***        868,880
                 Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                 (Pre-refunded to 12/01/01)

               Kentucky Development Finance Authority, Hospital Facilities
               Revenue Bonds, Series 1991A (St. Luke Hospital, Inc.):
  2,000,000      7.000%, 10/01/11 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA      2,133,580
  9,070,000      7.000%, 10/01/21 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA      9,675,785

    600,000    Kentucky Infrastructure Authority, Infrastructure Revolving                  6/05 at 102       Aa3***        656,454
                 Fund Program Revenue Bonds, 1995 Series J, 6.375%, 6/01/14
                 (Pre-refunded to 6/01/05)

  2,075,000    Commonwealth of Kentucky State Property and Buildings                        9/04 at 102       Aa3***      2,224,110
                 Commission, Revenue Bonds, Project No. 56, 6.000%,
                 9/01/14 (Pre-refunded to 9/01/04)

  4,875,000    The Turnpike Authority of Kentucky, Economic Development Road            5/00 at 101 1/2          AAA      5,020,129
                 Revenue Bonds (Revitalization Projects), Series 1990,
                 7.250%, 5/15/10 (Pre-refunded to 5/15/00)

    250,000    Laurel County School District Finance Corporation, School                    3/01 at 102        A+***        263,020
                 Building Revenue Bonds, 7.000%, 3/01/10 (Pre-refunded
                 to 3/01/01)

  1,000,000    Lawrence County School District Finance Corporation, School                 11/04 at 102       Aa3***      1,106,140
                 Building Revenue Bonds, Series 1994, 6.750%, 11/01/14
                 (Pre-refunded to 11/01/04)

               Lexington-Fayette Urban County Government (Kentucky), Governmental
               Project Revenue Bonds, Series 1994 (University of Kentucky Alumni
               Association, Inc. - Commonwealth Library Project):
  3,195,000      6.750%, 11/01/17 (Pre-refunded to 11/01/04)                               11/04 at 102          AAA      3,546,035
  4,320,000      6.750%, 11/01/24 (Pre-refunded to 11/01/04)                               11/04 at 102          AAA      4,794,638

  2,790,000    The City of Louisville Parking Authority of River City, Inc.                 6/01 at 103         A***      2,972,829
                 (Kentucky), First Mortgage Revenue Bonds, Series 1991, 6.875%,
                 12/01/20 (Pre-refunded to 6/01/01)

  1,500,000    Maysville (Kentucky), Industrial Development Revenue Bonds,                  2/00 at 103       N/R***      1,553,610
                 Crystal Tissue Project, 8.000%, 2/01/09 (Alternative Minimum
                 Tax) (Pre-refunded to 2/01/00)

               Montgomery County School District Finance Corporation, School
               Building Revenue Bonds, Series 1991:
    305,000      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                                  6/01 at 102       Aa3***        321,809
    325,000      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                                  6/01 at 102       Aa3***        342,911
    350,000      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                                  6/01 at 102       Aa3***        369,289

  2,000,000    Northern Kentucky University, Certificates of Participation,                 1/01 at 102          AAA      2,102,780
                 Student Housing Facilities, Series 1991, 7.250%, 1/01/12
                 (Pre-refunded to 1/01/01)

  1,230,000    Perry County School District Finance Corporation, School                     7/02 at 102       Aa3***      1,305,879
                 Building Revenue Bonds, Series 1992, 6.250%, 7/01/11
                 (Pre-refunded to 7/01/02)

  1,990,000    Western Kentucky University, Housing and Dining System                      12/00 at 102          AAA      2,095,669
                 Revenue Bonds, Series 1990L, 7.400%, 12/01/10
                 (Pre-refunded to 12/01/00)

    940,000    Western Kentucky University, Consolidated Educational                       11/00 at 102          AAA        987,338
                 Building Revenue Bonds, Series 1990J, 7.400%, 5/01/10
                 (Pre-refunded to 11/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.9%

  7,000,000    County of Boone, Kentucky, Collateralized Pollution Control                  1/04 at 102          AAA      6,535,620
                 Revenue Refunding Bonds, 1994 Series A (The Cincinnati Gas
                 and Electric Company Project), 5.500%, 1/01/24

  5,030,000    County of Carroll, Kentucky, Collateralized Pollution Control                2/02 at 102          Aa2      5,037,646
                 Revenue Bonds (Kentucky Utilities Company Project), 1992
                 Series B, 6.250%, 2/01/18

  1,000,000    County of Jefferson, Kentucky, Pollution Control Revenue                     6/00 at 102          Aa2      1,032,440
                 Bonds, 1990 Series A (Louisville Gas and Electric Company
                 Project), 7.450%, 6/15/15

  1,750,000    County of Jefferson, Kentucky, Pollution Control Revenue                     4/05 at 102          Aa2      1,729,963
                 Bonds, 1995 Series A (Louisville Gas and Electric Company
                 Project), 5.900%, 4/15/23

                        Portfolio of Investments (Unaudited)

                        November 30, 1999

   Principal                                                                              Optional Call                      Market
      Amount    Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$  1,250,000    Mercer County, Kentucky, Collateralized Pollution Control                   2/02 at 102          Aa2   $  1,261,938
                  Revenue Bonds (Kentucky Utilities Company Project),
                  Series 1992A, 6.250%, 2/01/18

                Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
                Series 1991B:
   7,100,000      0.000%, 1/01/11                                                          No Opt. Call          AAA      3,899,107
   6,475,000      0.000%, 1/01/12                                                          No Opt. Call          AAA      3,329,380
   7,900,000      0.000%, 1/01/17                                                          No Opt. Call          AAA      2,872,282
  13,300,000      0.000%, 1/01/18                                                          No Opt. Call          AAA      4,517,744
   5,100,000      0.000%, 1/01/19                                                          No Opt. Call          AAA      1,616,955
   4,725,000      0.000%, 1/01/20                                                          No Opt. Call          AAA      1,405,073

     400,000    City of Owensboro, Kentucky, Electric Light and Power System               No Opt. Call          AAA        328,472
                  Revenue Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative
                  Minimum Tax)

   3,000,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/04 at 102         BBB+      3,039,630
                  Series T, 6.000%, 7/01/16

   4,795,000    Trimble County, Kentucky, Pollution Control Revenue Bonds                  11/00 at 102          Aa2      4,994,568
                  (Louisville Electric Company), Series 1990A, 7.625%,
                  11/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.5%

   1,405,000    Christian County Water District, Waterworks Revenue Bonds,                 10/09 at 101          Aaa      1,421,368
                  Series 1999, 6.000%, 1/01/30

     625,000    City of Danville, Kentucky, Multi-City Lease Revenue Bonds                 12/01 at 103          AAA        667,281
                  (City of Radcliff Kentucky Sewer System Revenue Project),
                  Fixed Rate Series 1991-B, 6.875%, 3/01/19 (Optional
                  put 12/01/10)

   1,750,000    City of Henderson, Kentucky, Water and Sewer Revenue and                   11/04 at 103          AAA      1,849,103
                  Refunding Bonds, Series of 1994A, 6.100%, 11/01/14

   1,040,000    Kenton County Water District No. 1, Water District Revenue                  8/05 at 102          AAA      1,017,359
                  Bonds, Series 1995B, 5.700%, 2/01/20

     500,000    Kentucky Infrastructure Authority, Infrastructure Revolving                 6/01 at 102          Aa3        525,635
                  Fund Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11

                Kentucky Infrastructure Authority, Infrastructure Revolving
                Fund Program Revenue Bonds, 1995 Series J:
     440,000      6.300%, 6/01/10                                                           6/05 at 102          Aa3        479,820
     360,000      6.350%, 6/01/11                                                           6/05 at 102          Aa3        393,440

                Kentucky Infrastructure Authority, Governmental Agencies Program Revenue
                Bonds, 1995 Series G:
     420,000      6.300%, 8/01/10                                                           8/05 at 102           A+        446,288
     445,000      6.350%, 8/01/11                                                           8/05 at 102           A+        474,989
     825,000      6.375%, 8/01/14                                                           8/05 at 102           A+        890,464

                Louisville and Jefferson County Metropolitan Sewer District
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1994A:
   2,720,000      6.750%, 5/15/19                                                          11/04 at 102          AAA      3,020,642
   2,070,000      6.500%, 5/15/24                                                          11/04 at 102          AAA      2,276,069
   2,500,000      6.750%, 5/15/25                                                          11/04 at 102          AAA      2,776,325

   3,865,000    Louisville and Jefferson County Metropolitan Sewer District                 2/05 at 102          Aaa      3,619,261
                  (Commonwealth of Kentucky), Sewer and Drainage System
                  Revenue Bonds, Series 1996A, 5.400%, 5/15/22

   6,000,000    Louisville and Jefferson County Metropolitan Sewer District                11/07 at 101          AAA      5,577,240
                  (Commonwealth of Kentucky), Sewer and Drainage System
                  Revenue Bonds, Series 1997B, 5.350%, 5/15/22

     500,000    Paducah, Kentucky, Waterworks Revenue Refunding Bonds, Series               7/01 at 102          AAA        528,120
                  1991, 6.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$518,813,248    Total Investments - (cost $466,820,336) - 99.4%                                                         466,439,662
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                      2,592,791
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $469,032,453
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.


                                 See accompanying notes to financial statements.

                   Portfolio of Investments

                   Nuveen Flagship Michigan Municipal Bond Fund
                   November 30, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.3%

$ 7,500,000    The Economic Development Corporation of Dickinson County (Michigan),         10/03 at 102        Baa1    $ 6,977,850
                Pollution Control Refunding Revenue Bonds (Champion International
                Corporation Project), Series 1993, 5.850%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

  1,055,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX               12/03 at 102         BBB       971,497
                Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.4%

  2,500,000    Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds,        No Opt. Call          A1      2,788,300
                Series 1991A, 7.100%, 2/01/06

  5,000,000    Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution          9/05 at 102           A      4,961,950
                Control Refunding Revenue Bonds (General Motors Corporation),
                Series 1995, 6.200%, 9/01/20

  2,650,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds                   No Opt. Call          A-      2,537,826
                (Worthington Armstrong Venture Project), Series 1997,
                5.750%, 10/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.9%

    750,000    Michigan Higher Education Student Loan Authority, Student Loan               6/06 at 102         Aaa        751,245
                Revenue Bonds, Series XVII-A, 5.750%, 6/01/13
                (Alternative Minimum Tax)

  1,000,000    Michigan Higher Education Student Loan Authority, Student Loan               6/08 at 101         AAA        919,050
                Revenue Bonds, Series XVII-B, 5.400%, 6/01/18
                (Alternative Minimum Tax)

  1,000,000    Board of Trustees of Western Michigan University, General Revenue           11/02 at 102         AAA      1,068,790
                Bonds, Series 1992A, 6.250%, 11/15/12
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.2%

    500,000    Farmington Hills Hospital Finance Authority (Michigan), Hospital             2/02 at 102         AAA        531,180
                Revenue Bonds (Botsford General Hospital), Series 1992A,
                6.500%, 2/15/11

               Flint Hospital Building Authority, Revenue Rental Bonds, Series 1998B
                (Hurley Medical Center):
  1,000,000     5.375%, 7/01/18                                                             7/08 at 101        Baa1        826,230
  1,000,000     5.375%, 7/01/28                                                             7/08 at 101        Baa1        862,660

    160,000    County of Grand Traverse Hospital Finance Authority, Hospital Revenue        7/02 at 102         AAA        161,541
                Refunding Bonds (Munson Healthcare Obligated Group), Series 1992A,
                6.250%, 7/01/22

  1,290,000    Kent Hospital Finance Authority (Michigan), Hospital Revenue                11/01 at 102         AAA      1,355,442
                Refunding Bonds (Pine Rest Christian Hospital), Series 1992,
                6.500%, 11/01/10

  3,530,000    Lake View Community Hospital Authority (Michigan), Hospital Revenue          2/07 at 101         N/R      3,219,572
                Refunding Bonds, Series 1997, 6.250%, 2/15/13

  6,500,000    Michigan State Hospital Finance Authority, Revenue and Refunding             8/03 at 102         BBB      6,092,320
                Bonds (The Detroit Medical Center Obligated Group), Series 1993A,
                6.500%, 8/15/18

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Refunding       11/01 at 102         AAA      1,051,340
                Bonds (Sparrow Obligated Group), Series 1991, 6.500%, 11/15/11

  2,920,000    Michigan State Hospital Finance Authority, Hospital Revenue and              8/04 at 102         BBB      2,370,398
                Refunding Bonds (The Detroit Medical Center Obligated Group),
                Series 1993B, 5.500%, 8/15/23

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and              1/05 at 102         AA-      1,006,210
                Refunding Bonds (Otsego Memorial Hospital Gaylord, Michigan),
                Series 1995, 6.125%, 1/01/15

  5,000,000    Michigan State Hospital Finance Authority, Revenue Bonds (Ascension         11/09 at 101          AA      4,915,650
                Health Credit Group), Series 1999A, 6.125%, 11/15/26

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Refunding       No Opt. Call         BBB      1,021,930
                Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995,
                6.100%, 10/01/07

                                      21

               Portfolio of Investments (Unaudited)

               November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds           10/06 at 102          BBB     $  938,080
                 (Michigan Community Hospital), Series 1996, 6.250%, 10/01/27

  2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  8/07 at 101          AA-      1,852,020
                 Refunding Bonds (Mercy Health Services), Series 1997S,
                 5.500%, 8/15/20

  1,975,000    Michigan State Hospital Finance Authority, Hospital Revenue and              5/08 at 101          BBB      1,678,434
                 Refunding Bonds (Hackley Hospital Obligated Group), Series 1998A,
                 5.375%, 5/15/19

  1,250,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            8/08 at 101          BBB        965,613
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

  2,200,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds           11/09 at 101          AA-      2,118,512
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

               Pontiac Hospital Finance Authority, Hospital Revenue Refunding
               Bonds, Nomc Obligation Group:
  3,000,000      6.000%, 8/01/18                                                            8/03 at 102         BBB-      2,755,410
  5,165,000      6.000%, 8/01/23                                                            8/03 at 102         BBB-      4,661,981

  8,145,000    Royal Oak Hospital Finance Authority, Hospital Revenue Refunding             1/06 at 102          AAA      7,362,184
                 Bonds (William Beaumont Hospital), Series 1996I, 5.250%, 1/01/20

    500,000    City of Saginaw Hospital Finance Authority (St. Luke's Hospital),            7/01 at 102          AAA        524,675
                 Hospital Revenue Refunding Bonds, Series 1991C, 6.750%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.3%

    430,000    Grand Rapids Housing Corporation, Multifamily Revenue Refunding              1/04 at 104          AAA        455,834
                 Bonds, Series 1992 (FHA-Insured Mortgage Loan - Section 8
                 Assisted Elderly Project), 7.375%, 7/15/41

    750,000    Grand Rapids Housing Finance Authority, Multifamily Housing                  9/04 at 100          AAA        817,403
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.625%, 9/01/23

  1,190,000    Michigan State Housing Development Authority, Limited Obligation             4/05 at 102          Aaa      1,237,636
                 Multifamily Revenue Refunding Bonds, Series 1995A (GNMA
                 Collateralized Program - Parc Pointe Apartments), 6.500%, 10/01/15

  6,000,000    Michigan State Housing Development Authority, Section 8 Assisted            No Opt. Call          AA-      1,629,960
                 Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14

  5,000,000    Michigan State Housing Development Authority, Rental Housing                 4/01 at 102          AA-      5,213,550
                 Revenue Bonds, 1990 Series B, 7.550%, 4/01/23

    190,000    Michigan State Housing Development Authority, Rental Housing                 1/02 at 102          AA-        198,375
                 Revenue Bonds, 1991 Series B, 7.100%, 4/01/21

    400,000    Michigan State Housing Development Authority, Rental Housing                10/02 at 102          AA-        419,716
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23

  1,000,000    Michigan State Housing Development Authority, Rental Housing                 6/05 at 102          AAA      1,022,880
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

  2,500,000    Michigan State Housing Development Authority, Rental Housing                 4/09 at 101          AAA      2,160,000
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 3.3%

    720,000    Michigan State Housing Development Authority, Single Family                  6/00 at 102          AA+        735,883
                 Mortgage Revenue Bonds, Series 1990A, 7.500%, 6/01/15

  2,000,000    Michigan State Housing Development Authority, Single Family                  6/04 at 102          AA+      2,036,040
                 Mortgage Revenue Bonds, Series 1994A, 6.450%, 12/01/14

  3,930,000    Michigan State Housing Development Authority, Single Family                 12/04 at 102          AA+      3,972,405
                 Mortgage Revenue Refunding Bonds, Series 1994C, 6.500%, 6/01/16

    540,000    Michigan State Housing Development Authority, Single Family                  6/05 at 102          AA+        554,197
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family                 12/06 at 102          AA+      1,498,410
                 Mortgage Revenue Bonds, Series 1996D, 5.950%, 12/01/16

  1,250,000    Michigan State Housing Development Authority, Single Family                  6/07 at 102          AAA      1,246,650
                 Mortgage Revenue Bonds, Series 1997A, 6.050%, 12/01/27
                 (Alternative Minimum Tax)

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.6%

$ 2,000,000    The Economic Development Corporation of the Charter Township of              7/09 at 101            A    $ 1,713,200
                 Grand Rapids (Michigan), Limited Obligation Revenue Bonds
                 (Porter Hills Obligated Group - Cook Valley Estate Project),
                 Series 1999, 5.450%, 7/01/29

  2,500,000    The Economic Development Corporation of the City of Kalamazoo                5/07 at 102          BBB      2,337,275
                 (Kalamazoo County, Michigan), Limited Obligation Revenue and
                 Refunding Revenue Bonds (Friendship Village of Kalamazoo),
                 Series 1997A, 6.250%, 5/15/27

               Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian
               Villages of Michigan Obligated Group) Series 1997:
    600,000      6.375%, 1/01/15                                                            1/07 at 102          N/R        589,146
  1,200,000      6.500%, 1/01/25                                                            7/05 at 102          N/R      1,163,868
    500,000      6.375%, 1/01/25                                                            1/07 at 102          N/R        479,475

               Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter Hills
               Presbyterian Village Inc. Project), Series 1998:
    400,000      5.300%, 7/01/18                                                            7/08 at 101            A        351,008
  2,675,000      5.375%, 7/01/28                                                            7/08 at 101            A      2,270,380

  2,000,000    Michigan Strategic Fund, Limited Obligation Revenue and Refunding           11/08 at 101          N/R      1,685,220
                 Revenue Bonds, Series 1998 (Holland Home), 5.750%, 11/15/28

  7,110,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark             6/08 at 100         BBB+      6,130,455
                 Retirement Community Inc. Project), Series 1998, 5.250%, 6/01/18

    250,000    The Economic Development Corporation of the City of Warren,                  3/02 at 101          Aaa        255,843
                 Nursing Home Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Security - Autumn Woods Project), Series 1992, 6.900%,
                 12/20/22
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 17.6%

    400,000    Bay County, Michigan, West Side Regional Sewage Disposal System              5/00 at 102            A        410,668
                 Bonds, 6.400%, 5/01/02

  1,100,000    School District of the City of Birmingham, County of Oakland,               11/07 at 100          AAA        976,426
                 State of Michigan, School Building and Site Bonds, Series 1998,
                 5.000%, 11/01/20

               Brighton Area Schools, County of Livingston, State of Michigan, 1992
               Refunding Bonds, Series II (General Obligation Unlimited Tax):
  2,425,000      0.000%, 5/01/19                                                           No Opt. Call          AAA        752,162
  5,000,000      0.000%, 5/01/20                                                           No Opt. Call          AAA      1,454,350

  3,455,000    Charlotte Public Schools, County of Easton, State of Michigan,              No Opt. Call          AAA      3,121,109
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.250%, 5/01/25

  3,500,000    Clarkston Community Schools, County of Oakland, State of                     5/07 at 100          AAA      3,184,965
                 Michigan, 1997 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.250%, 5/01/23

  1,800,000    Coopersville Area Public Schools, Counties of Ottawa and                     5/09 at 100          AAA      1,544,904
                 Muskegon, State of Michigan, 1999 School Building and Site
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/29

  2,520,000    City of Detroit, Michigan, General Obligation Bonds (Unlimited               4/10 at 101          AAA      2,411,842
                 Tax), Series 1999-B, 5.500%, 4/01/18

  9,410,000    School District of the City of Detroit, Wayne County, Michigan,              5/09 at 101          AAA      7,720,905
                 School Building and Site Improvement Bonds (Unlimited Tax -
                 General Obligation), Series 1998A, 4.750%, 5/01/28

  2,430,000    School District of Garden City, County of Wayne, State of                    5/04 at 101          AAA      2,589,773
                 Michigan, 1994 Refunding Bonds (General Obligation -
                 Unlimited Tax), 6.400%, 5/01/11

  2,000,000    Jonesville Community Schools, Counties of Hillsdale and Jackson,             5/09 at 100          AAA      1,937,900
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/29

  1,425,000    City of Kalamazoo Building Authority, County of Kalamazoo, State            10/09 at 100          AAA      1,326,290
                 of Michigan, 1999 Building Authority Bonds, 5.375%, 10/01/22

  2,700,000    Livonia Public School District, County of Wayne, State of                   No Opt. Call          AAA      1,742,445
                 Michigan, 1992 School Building and Site Bonds, Series II
                 (General Obligation - Unlimited Tax), 0.000%, 5/01/08

  2,800,000    Michigan Municipal Bond Authority, Local Government Loan Program            No Opt. Call          AAA      1,795,528
                 Revenue Bonds, Series 1991C, Group A, 0.000%, 6/15/08

               Portfolio of Investments (Unaudited)

               November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Okemos Public Schools, County of Ingham, State of Michigan,
               1993 Refunding Bonds:
$ 1,000,000      0.000%, 5/01/17                                                           No Opt. Call          AAA    $   355,870
  1,020,000      0.000%, 5/01/18                                                           No Opt. Call          AAA        339,048

  1,500,000    Portage Lake Water and Sewage Authority, Houghton County,                   10/05 at 102          AAA      1,521,660
                 Michigan, General Obligation Limited Tax Refunding Bonds,
                 6.200%, 10/01/20

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
  3,125,000      6.450%, 7/01/17                                                            7/04 at 102          AAA      3,421,906
    370,000      6.500%, 7/01/23                                                        7/04 at 101 1/2          AAA        405,912

    500,000    Redford Union Schools District No. 1, County of Wayne, State                No Opt. Call          AAA        443,565
                 of Michigan, 1997 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/22

    750,000    South Lyon Community Schools, Counties of Oakland, Washtenaw                 5/01 at 102          AA+        780,098
                 and Livingston, State of Michigan, 1991 Refunding Bonds
                 (General Obligation - Unlimited Tax), 6.250%, 5/01/14

  2,470,000    Waterford School District, County of Oakland, State of                       6/04 at 101          AAA      2,666,093
                 Michigan, School District Bonds, Series 1995
                 (General Obligation - Unlimited Tax), 6.375%, 6/01/14

  5,000,000    Wayland Union School District, Counties of Allegan, Barry and                5/05 at 101          AAA      5,404,400
                 Kent, State of Michigan, 1994 School and Building Site Bonds
                 (General Obligation - Unlimited Tax), 6.250%, 5/01/14

  3,270,000    West Ottawa Public Schools, County of Ottawa, State of                      No Opt. Call          AAA      1,163,695
                 Michigan, 1992 Refunding Bonds (General Obligation -
                 Unlimited Tax), 0.000%, 5/01/17

  1,000,000    Western Townships Utilities Authority, Sewage Disposal System                1/02 at 100          AAA      1,035,520
                 Refunding Bonds, Series 1991, 6.500%, 1/01/10

  5,175,000    Williamston Community School District, General Obligation -                 No Opt. Call          AAA      4,926,755
                 Unlimited Tax, Series 1996, 5.500%, 5/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 17.6%

  2,000,000    City of Detroit Building Authority, Building Authority Revenue               2/07 at 101            A      2,036,380
                 Bonds (District Court Madison Center), Series A, 6.150%, 2/01/11

  3,705,000    City of Detroit Downtown Development Authority, Tax Increment                7/08 at 100          AAA      3,071,482
                 Refunding Bonds (Development Area No. 1 Projects), Series
                 1998A, 4.750%, 7/01/25

 15,460,000    Detroit/Wayne County Stadium Authority (State of Michigan),                  2/07 at 102          AAA     13,904,415
                 Building Authority (Stadium) Bonds, Series 1997 (Wayne County
                 Limited Tax - General Obligation), 5.250%, 2/01/27

               Downtown Development Authority of the City of Grand Rapids, Michigan, Tax
               Increment Revenue Bonds, Series 1994:
  3,985,000      0.000%, 6/01/17                                                           No Opt. Call          AAA      1,411,168
  3,495,000      0.000%, 6/01/18                                                           No Opt. Call          AAA      1,155,936
  1,650,000      6.875%, 6/01/24                                                            6/04 at 102          AAA      1,786,224

    250,000    Michigan Municipal Bond Authority, State Revolving Fund                     12/01 at 100          AAA        241,973
                 Revenue Bonds, Series 1992A, 4.750%, 12/01/09

  5,500,000    Michigan Municipal Bond Authority, Local Government Loan                    No Opt. Call          AAA      3,647,050
                 Program Revenue Bonds, Series 1991A (Insured Wayne County
                 Refunding Bonds), 0.000%, 12/01/07

  1,500,000    Michigan Municipal Bond Authority, State Revolving Fund                     10/09 at 100          AA+      1,263,615
                 Revenue Bonds, Drinking Water Revolving Fund Revenue Bonds,
                 Series 1998, 4.750%, 10/01/20

               State Building Authority, State of Michigan, 1991 Revenue
               Refunding Bonds, Series I:
  1,000,000      6.750%, 10/01/11                                                          10/01 at 102           AA      1,056,490
  5,000,000      6.250%, 10/01/20                                                          10/01 at 102           AA      5,092,250

  7,585,000    State Building Authority, State of Michigan, 1991 Revenue                   10/01 at 102           AA      7,724,943
                 Bonds, Series II, 6.250%, 10/01/20

  6,000,000    The House of Representatives of the State of Michigan,                      No Opt. Call          AAA      1,407,600
                 Certificates of Participation, 0.000%, 8/15/23

  2,260,000    Puerto Rico Highway and Transportation Authority, Highway                7/02 at 101 1/2            A      2,356,231
                 Revenue Bonds, 1992 Series V, 6.625%, 7/01/12

  5,000,000    Puerto Rico Highway and Transportation Authority, Highway                    7/16 at 100            A      4,614,350
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

  2,000,000    Puerto Rico Highway and Transportation Authority,                            7/08 at 101            A      1,676,000
                 Transportation Revenue Bonds, Series A, 5.000%, 7/01/38


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 1,085,000    Romulus Tax Increment Finance Authority, Wayne County, Michigan              11/06 at 100         N/R    $ 1,132,013
                 (Limited Obligation Revenue Bonds), 1994 Development Bonds,
                 Remarketed, 6.750%, 11/01/19

------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.4%

    250,000    Capital Region Airport Authority (Lansing, Michigan), Airport                 7/02 at 102         AAA        265,035
                 Revenue Bonds, Series 1992, 6.700%, 7/01/21 (Alternative Minimum
                 Tax)

  2,250,000    Charter County of Wayne, Michigan, Detroit Metropolitan/ Wayne               No Opt. Call         AAA      1,901,228
                 County Airport, Airport Revenue Bonds, Series 1998B, 4.875%,
                 12/01/23

  2,500,000    Charter County of Wayne, Michigan, Detroit Metropolitan/ Wayne               12/08 at 101         AAA      2,130,825
                 County Airport, Airport Revenue Bonds, Series 1998A, 5.000%,
                 12/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.5%

  1,000,000    City of Battle Creek, County of Calhoun, State of Michigan,                   5/04 at 102      BBB***      1,129,250
                 Battle Creek Downtown Development Authority, 1994 Development
                 Bonds, 7.600%, 5/01/16 (Pre-refunded to 5/01/04)

  1,800,000    City of Battle Creek, County of Calhoun, State of Michigan, Tax               5/04 at 102       A-***      2,020,752
                 Increment Finance Authority, 1994 Development Bonds, 7.400%,
                 5/01/16 (Pre-refunded to 5/01/04)

  1,000,000    City of Bay City, County of Bay, State of Michigan, Electric                  1/01 at 102         AAA      1,044,670
                 Utility System Revenue Bonds, 1991 Series, 6.600%, 1/01/12
                 (Pre-refunded to 1/01/01)

  1,895,000    Buena Vista School District, County of Saginaw, State of                      5/01 at 102      N/R***      2,007,563
                 Michigan, 1991 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 7.200%, 5/01/16 (Pre-refunded to
                 5/01/01)

    750,000    City of Detroit, Michigan, General Obligation Bonds (Unlimited                4/01 at 102         AAA        800,423
                 Tax), Series 1991, 8.000%, 4/01/11 (Pre-refunded to 4/01/01)

    300,000    School District of the City of Detroit, Wayne County, Michigan,               5/00 at 102      Aa1***        310,608
                 School Building and Site Bonds, Series XXIII, 7.750%, 5/01/10
                 (Pre-refunded to 5/01/00)

  1,650,000    School District of the City of Detroit, Wayne County, Michigan,               5/01 at 102      AA+***      1,745,981
                 School Building and Site Bonds (Unlimited Tax - General Obligation),
                 Series 1991, 7.150%, 5/01/11 (Pre-refunded to 5/01/01)

 10,700,000    City of Detroit Downtown Development Authority, Tax Increment                 7/06 at 102       A-***     11,669,313
                 Refunding Bonds (Development Area No. 1 Projects), Series 1996C,
                 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

  2,000,000    City of Detroit, Michigan, Water Supply System Revenue Bonds,                 7/00 at 102         AAA      2,077,160
                 Series 1990, 7.250%, 7/01/20 (Pre-refunded to 7/01/00)

    500,000    City of Farmington Hills Hospital Finance Authority (Michigan),               2/02 at 102         AAA        531,180
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/22 (Pre-refunded to 2/15/02)

  2,500,000    Haslett Public Schools, Counties of Ingham, Clinton and                       5/00 at 101      AA+***      2,561,225
                 Shiawassee, State of Michigan, 1990 School Building and Site
                 Bonds, 7.500%, 5/01/20 (Pre-refunded to 5/01/00)

    750,000    City of Hudsonville Building Authority, County of Ottawa, State              10/02 at 102         AAA        807,060
                 of Michigan, Building Authority Refunding Bonds, Series 1992,
                 6.600%, 10/01/17 (Pre-refunded to 10/01/02)

  2,000,000    Huron Valley School District, Counties of Oakland and                         5/01 at 102      N/R***      2,112,760
                 State of Michigan, 1991 School Building and Site Bonds,
                 7.100%, 5/01/08 (Pre-refunded to 5/01/01)

  4,000,000    Lake Orion Community School District, County of Oakland, State                5/05 at 101         AAA      4,461,480
                 of Michigan, 1994 Refunding Bonds (General Obligation - Unlimited
                 Tax), 7.000%, 5/01/15 (Pre-refunded to 5/01/05)

    825,000    Menominee Area Public School District, 7.400%, 5/01/20                        5/00 at 102      AA+***        853,124
                 (Pre-refunded to 5/01/00)

  3,000,000    Michigan Higher Education Facilities Authority, Limited                       5/01 at 103      N/R***      3,209,490
                 Obligation, Aquinas College Project, 7.350%, 5/01/11 (Pre-refunded to 5/01/01)
    555,000    Michigan Municipal Bond Authority, State Revolving Fund Revenue              10/02 at 102      AA+***        596,758
                 Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

               Michigan Municipal Bond Authority, State Revolving Fund Revenue
               Bonds, Series 1994:
    950,000      7.000%, 10/01/04                                                           No Opt. Call      AA+***      1,044,972
  1,000,000      6.500%, 10/01/14 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,095,460
  1,000,000      6.500%, 10/01/17 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,095,460

    500,000    Michigan State Hospital Finance Authority, Hospital Revenue                  12/02 at 102         AAA        543,180
                 Bonds (MidMichigan Obligated Group), Series 1992, 6.900%,
                 12/01/24 (Pre-refunded to 12/01/02)

    800,000    Michigan State Hospital Finance Authority, Sisters of Mercy                   2/01 at 102         AAA        842,816
                 Health Corporation, Series J, 7.200%, 2/15/18 (Pre-refunded to
                 2/15/01)

               Portfolio of Investments (Unaudited)

               November 30, 1999

   Principal                                                                              Optional Call                      Market
      Amount    Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                11/01 at 102       Aa2***   $  1,067,520
                  Bonds (Daughters of Charity National Health System -
                  Providence Hospital), Series 1991, 7.000%, 11/01/21
                  (Pre-refunded to 11/01/01)

   1,000,000    Oakland County Economic Development Corporation, Limited                   11/04 at 102          Aaa      1,115,380
                  Obligation Revenue Refunding Bonds, Cranbrook Educational
                  Community, Series C, 6.900%, 11/01/14 (Pre-refunded to
                  11/01/04)

   1,800,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue                 7/00 at 102          AAA      1,876,536
                  Bonds, Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

   1,040,000    Rockford Public Schools, County of Kent, State of Michigan,                 5/00 at 101       N/R***      1,064,586
                  1990 School Building and Site and Refunding Bonds
                  (General Obligation Bonds), 7.375%, 5/01/19 (Pre-refunded
                  to 5/01/00)

     180,000    Saginaw-Midland Municipal Water Supply Corporation, State of                9/04 at 102        A2***        199,413
                  Michigan, Water Supply Revenue Bonds (Limited Tax - General
                  Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded to
                  9/01/04)

   3,500,000    Regents of the University of Michigan, Medical Service Plan                12/01 at 102       Aa2***      3,710,875
                  Revenue Bonds, Series 1991, 6.500%, 12/01/21 (Pre-refunded to 12/01/01)

   7,000,000    Vicksburg Community Schools, Counties of Kalamazoo and St.               5/06 at 37 1/4          AAA      1,889,160
                  Joseph, State of Michigan, 1991 School Building and Site
                  Bonds, 0.000%, 5/01/20 (Pre-refunded to 5/01/06)

   2,500,000    Waterford School District, County of Oakland, State of                      6/04 at 101          AAA      2,685,900
                  Michigan, School District Bonds, Series 1995 (General
                  Obligation - Unlimited Tax), 6.250%, 6/01/13
                  (Pre-refunded to 6/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.6%

     400,000    Michigan Public Power Agency, Belle River Project Refunding                 1/03 at 102          AA-        371,936
                  Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

   3,000,000    Michigan State South Central Power Agency, Power Supply                    11/04 at 102         Baa1      3,226,650
                  System Revenue Refunding Bonds, 7.000%, 11/01/11

   3,500,000    Michigan State Strategic Fund, Limited Obligation Revenue                   6/04 at 102          AAA      3,602,515
                  Refunding Bonds, Detroit Education Company, Series B,
                  6.450%, 6/15/24

   1,000,000    Monroe County Economic Development Corporation, Limited                    No Opt. Call          AAA      1,135,220
                  Obligation Revenue Refunding Bonds, Collateralized,
                  Detroit Edison Company, Series, AA, 6.950%, 9/01/22

   1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds                No Opt. Call          AAA      1,060,330
                  (The Detroit Edison Company Project), Series A-1994, 6.350%,
                  12/01/04 (Alternative Minimum Tax)

   4,000,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                 No Opt. Call          AAA      1,471,000
                  Series O, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.8%

                City of Detroit, Michigan, Sewage Disposal System Revenue Refunding
                Bonds, Series 1995-B:
   1,500,000      5.250%, 7/01/15                                                           7/05 at 101          AAA      1,440,540
  10,500,000      5.250%, 7/01/21                                                           7/05 at 101          AAA      9,618,525

   1,570,000    City of Detroit, Michigan, Water Supply System Revenue                     No Opt. Call          AAA      1,609,266
                  Second Lien Bonds, Series 1995-A, 5.550%, 7/01/12

   2,230,000    City of Detroit, Michigan, Water Supply System Revenue                     No Opt. Call          AAA      2,285,771
                  Second Lien Bonds, Series 1995-B, 5.550%, 7/01/12

   2,500,000    City of Detroit, Michigan, Water Supply System Revenue                      1/10 at 101          AAA      2,425,370
                  Senior Lien Bonds, Series 1999-A, 5.750%, 7/01/26

     500,000    City of Grand Rapids, Michigan, Sanitary Sewer System                       7/08 at 101          AAA        410,360
                  Improvement and Refunding Revenue Bonds, Series 1998A,
                  4.750%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------
$346,040,000    Total Investments - (cost $301,008,821) - 99.8%                                                        $303,559,234
============-----------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 0.7%

$ 1,000,000    Farmington Hills Hospital Finance Authority, Variable Rate Demand Revenue                      VMIG-1  $  1,000,000
                 Bonds (Botsford General Hospital), Series 1991B, 3.750%, 2/15/16+

  1,000,000    Regents of the University of Michigan, Adjustable Rate Demand Hospital                         VMIG-1     1,000,000
                 Revenue Refunding Bonds, Series 1992A, Variable Rate Demand Bonds,
                 3.650%, 12/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
$ 2,000,000    Total Short-Term Investments - (cost $2,000,000)                                                          2,000,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.5)%                                                                   (1,402,221)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $304,157,013
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

  + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                           Portfolio of Investments (Unaudited)
                           Nuveen Flagship Ohio Municipal Bond Fund
                           November 30, 1999



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 0.3%

 $1,650,000     Toledo, Port Authority, Port Revenue Refunding Bonds, Cargill               3/02 at 102          AA-    $ 1,748,538
                  Inc. Project, 7.250%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.2%

  1,240,000     Ohio Water Development Authority, Revenue Bonds, USA Waste                  3/02 at 102          N/R      1,256,182
                  Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.3%

  1,700,000     City of Moraine, Ohio, Solid Waste Disposal Revenue Bonds                  No Opt. Call            A      1,608,268
                  (General Motors Corporation Project), Series 1999, 5.650%, 7/01/24
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.7%

  2,050,000     Miami University, Ohio, University Revenues Bonds, 6.900%,                 12/99 at 102           A+      2,116,400
                  12/01/04

  3,500,000     State of Ohio, Education Loan Revenue Bonds, Series 1997A                   6/07 at 102          AAA      3,413,060
                  (Supplemental Student Loan Program), 1997A1, 5.850%,
                  12/01/19 (Alternative Minimum Tax)

  1,750,000     Ohio Higher Educational Facility Commission, Higher Educational            12/04 at 102          AAA      1,744,873
                  Facility Revenue Bonds (University of Dayton - 1994 Project),
                  5.800%, 12/01/19

  2,025,000     Ohio Higher Educational Facility Commission, Higher Educational            12/03 at 102          AAA      2,179,670
                  Facility Mortgage Revenue Bonds (University of Dayton -
                  1992 Project), 6.600%, 12/01/17

  1,200,000     Ohio Higher Educational Facility Commission, Higher Educational             9/06 at 101          N/R      1,190,928
                  Facility Revenue Bonds (The University of Findlay -
                  1996 Project), 6.125%, 9/01/16

  5,000,000     Higher Educational Facility Commission, Higher Educational                  5/07 at 102          AAA      4,699,750
                  Facility Revenue Bonds (Xavier University - 1997 Project),
                  5.375%, 5/15/22

                Ohio Higher Educational Facility Commission, Higher Educational
                Facility Revenue Bonds Case Western Reserve University, Ohio:
  1,870,000       7.125%, 10/01/14                                                         10/00 at 102           AA      1,952,598
    750,000       6.500%, 10/01/20                                                         No Opt. Call           AA        813,990

  4,250,000     University of Cincinnati (Ohio), General Receipts Bonds, Series             6/07 at 100          AAA      4,027,683
                  AB, 5.375%, 6/01/20

  1,230,000     Youngstown State University, Ohio, General Receipts Bonds,                 12/04 at 102          AAA      1,326,518
                  6.000%, 12/15/16
-----------------------------------------------------------------------------------------------------------------------------------
                Energy - 0.5%

  2,125,000     County of Ashtabula, Ohio, Industrial Development Refunding                 5/02 at 102         Baa2      2,217,374
                  Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project),
                  6.900%, 5/01/10

  1,000,000     Ohio Air Quality Development Authority, State of Ohio, Air                  4/01 at 102         Baa1      1,043,180
                  Quality Development Refunding Revenue Bonds, Series 1992
                  (Ashland Oil, Inc. Project), 6.850%, 4/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 16.6%

 10,000,000     Akron, Bath and Copley Joint Township Hospital District, Ohio,             11/09 at 101         Baa1      8,398,500
                  Hospital Facilities Revenue Bonds, Series 1998A (Summa Health
                  System Project), 5.375%, 11/15/24

  1,250,000     County of Butler, Ohio, Hospital Facilities Revenue Refunding               1/02 at 102         Baa1      1,299,513
                  and Improvement Bonds, Series 1991 (Fort Hamilton - Hughes
                  Memorial Hospital Center), 7.500%, 1/01/10

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series 1991
                (Guernsey Memorial Hospital Project):
    500,000       8.000%, 12/01/06                                                         12/01 at 102          BBB        527,345
  1,000,000       8.000%, 12/01/11                                                         12/01 at 102          BBB      1,049,180

 12,000,000     County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,               2/09 at 101           A-     11,719,200
                  Series 1999 (The Metrohealth System Project), 6.125%, 2/15/24

  1,500,000     County of Cuyahoga, Ohio, Hospital Improvement and Refunding                1/06 at 102          AAA      1,425,195
                  Revenue Bonds, Series 1996A (University Hospitals Health System,
                  Inc. Project), 5.625%, 1/15/26



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

 $1,000,000     County of Cuyahoga, Ohio, Hospital Improvement and Refunding                2/07 at 102          AAA      $  978,350
                  Revenue Bonds, Series 1997 (The MetroHealth System Project),
                  5.625%, 2/15/17

  2,010,000     County of Erie, Ohio, Hospital Improvement and Refunding Revenue            1/02 at 102            A       2,118,299
                  Bonds, Series 1992 (Firelands Community Hospital Project), 6.750%,
                  1/01/08

                County of Franklin, Ohio, Hospital Refunding and Improvement Revenue
                Bonds, 1996 Series A (The Children`s Hospital Project):
  1,575,000       5.750%, 11/01/15                                                         11/06 at 101           Aa       1,570,842
  5,275,000       5.875%, 11/01/25                                                         11/06 at 101           Aa       5,137,850

                County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross Health
                Systems Corporation, Series 1996:
    965,000       5.800%, 6/01/16                                                           6/06 at 102           AA         959,432
  2,000,000       5.875%, 6/01/21                                                           6/06 at 102           AA       1,959,380

  1,500,000     County of Franklin, County, Ohio, Hospital Revenue Refunding                6/00 at 102          AAA       1,553,925
                  Bonds (Holy Cross Health System - Mt. Carmel Health), Series
                  1990-A, 7.625%, 6/01/09

  3,000,000     County of Franklin, Ohio, Hospital Improvement Revenue Bonds,               5/09 at 102          Aa3       2,606,040
                  Series 1999 (The Children`s Hospital Project), 5.200%, 5/01/29

  3,000,000     County of Hamilton, Ohio, Hospital Facilities Revenue Refunding             1/03 at 102            A       3,097,800
                  Bonds, Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12

  7,890,000     County of Lorain, Ohio, Hospital Facilities Revenue and Refunding          11/05 at 102          AAA       7,324,366
                  Bonds, Series 1995 (EMH Regional Medical Center), 5.375%,
                  11/01/21

  2,250,000     County of Lorain, Ohio, Hospital Facilities Revenue Bonds, Series           9/07 at 102          AAA       2,096,325
                  1997B (Catholic Healthcare Partners), 5.500%, 9/01/27

  1,000,000     County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series           8/00 at 102          AAA       1,036,970
                  1990A (St. Vincent Medical Center), 6.750%, 8/15/20

  3,000,000     County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series           8/02 at 102          AAA       3,194,400
                  1992 (St. Vincent Medical Center), 6.500%, 8/15/12

    500,000     Mansfield, Ohio, Hospital Improvement Revenue Bonds, Series 1991           12/01 at 102          AAA         528,605
                  (Mansfield General Hospital Project), 6.700%, 12/01/09

  2,000,000     County of Marion, Ohio, Hospital Refunding and Improvement                  5/06 at 102         BBB+       1,960,220
                  Revenue Bonds, Series 1996 (The Community Hospital), 6.375%,
                  5/15/11

  1,250,000     Maumee, Ohio, Hospital Facilities Revenue Bonds (St. Luke`s                12/04 at 102          AAA       1,264,675
                  Hospital), Series 1994, 5.800%, 12/01/14

  4,405,000     County of Miami, Ohio, Hospital Facilities Revenue Refunding and            5/06 at 102          BBB       4,206,863
                  Improvement Bonds, Series 1996A (Upper Valley Medical Center),
                  6.250%, 5/15/16

  4,205,000     County of Miami, Ohio, Hospital Facilities Revenue Refunding and            5/06 at 102          BBB       4,037,305
                  Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                  6.250%, 5/15/13

                City of Middleburg Heights, Ohio, Hospital Improvement Refunding
                Revenue Bonds, Series 1995 (Southwest General Health Center Project):
  4,000,000       5.625%, 8/15/15                                                           8/08 at 102          AAA       3,966,720
  2,000,000       5.750%, 8/15/21                                                           8/08 at 102          AAA       1,950,200

 11,000,000     County of Montgomery, Ohio, Health System Revenue Bonds,                    1/08 at 102          BBB       9,629,070
                  Franciscan Medical Center Dayton Campus Issue, Series 1997,
                  5.500%, 7/01/18

                County of Montgomery, Ohio, Hospital Facilities Revenue Refunding and
                Improvement Bonds, Series 1996 (Kettering Medical Center):
  1,500,000       5.625%, 4/01/16                                                           4/06 at 102          AAA       1,476,285
  7,000,000       6.250%, 4/01/20                                                          No Opt. Call          AAA       7,368,340

  2,500,000     County of Montgomery, Ohio, Sisters of Charity Health Care,                 5/03 at 101          AAA       2,660,450
                  Series 1992A, 6.250%, 5/15/08

                City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                Bonds, Series 1998 (The Parma Community Hospital Association):
  1,250,000       5.350%, 11/01/18                                                         11/08 at 101           A-       1,120,625
  5,000,000       5.375%, 11/01/29                                                         11/08 at 101           A-       4,311,650


                   Portfolio of Investments (Unaudited)

                   November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 2,750,000    County of Trumbull, Ohio, Hospital Refunding and Improvement                 11/01 at 102         AAA    $ 2,936,203
                 Revenue Bonds, Series 1991 (Trumbell Memorial Hospital Project),
                 Series 1991B, 6.900%, 11/15/12

    750,000    County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,               10/03 at 102        Baa2        732,413
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.4%

  1,600,000    County of Butler, Ohio, Multifamily Housing Revenue Bonds,                    9/08 at 103         N/R      1,486,000
                 Series 1998 (Anthony Wayne Apartments Project), 6.500%,
                 9/01/30 (Alternative Minimum Tax)

  1,150,000    County of Clark, Ohio, Multifamily Housing Revenue Bonds                     11/08 at 103         N/R      1,052,158
                 (Church of God Retirement Home), Series 1998, 6.250%, 11/01/30
                 (Alternative Minimum Tax)

  7,800,000    County of Cuyahoga, Ohio, Multifamily Housing First Mortgage                  6/09 at 102         N/R      7,353,606
                 Revenue Bonds, Series 1999A (Village of Euclid Apartments
                 Project), 6.500%, 6/01/31

 16,160,000    County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1997                10/07 at 103         Aaa     14,707,539
                 (GNMA Collateralized - Columbus Properties Project), 5.600%,
                 4/20/39 (Alternative Minimum Tax)

  6,200,000    County of Hamilton, Multifamily Housing Revenue Bonds                         1/07 at 102         AAA      6,015,984
                 (Huntington Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

  2,705,000    County of Henry, Ohio, Health Care Facility Revenue Bonds,                    8/09 at 102         AAA      2,722,420
                 Series 1999 (GNMA Collateralized - The Alpine Village Project),
                 6.375%, 2/20/41

  1,790,000    Lucas Northgate Housing Development Corporation (Ohio),                       1/04 at 102         Aaa      1,751,443
                 Mortgage Revenue Refunding Bonds, Series 1999A (FHA-Insured
                 Mortgage Loan - Northgate Apartments - Section 8 Assisted Project),
                 5.950%, 7/01/19

  6,315,000    Ohio Capital Corporation for Housing, Mortgage Revenue                        2/09 at 102         Aa2      6,141,274
                 Refunding Bonds, Series 1999G (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 5.950%, 2/01/23

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 8.1%

  5,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     7/09 at 100         AAA      4,709,650
                 Bonds, 1999 Series C (Mortgage-Backed Securities Program),
                 5.750%, 9/01/30 (Alternative Minimum Tax)

  4,965,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/07 at 102         AAA      4,717,346
                 Bonds, 1996 Series B-3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

  5,435,000    Ohio Housing Finance Agency, Mortgage Residential Mortgage                    9/07 at 102         AAA      5,185,044
                 Revenue Bonds, Series 1997C, 5.750%, 9/01/28 (Alternative
                 Minimum Tax)

  4,460,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                 3/08 at 101 1/2         AAA      4,130,272
                 Bonds, 1997 Series D-1 (Mortgage-Backed Securities Program),
                 5.500%, 3/01/19 (Alternative Minimum Tax)

  1,980,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/04 at 102         AAA      2,012,591
                 Bonds, Series 1994-A1 (GNMA Mortgage-Backed Securities
                 Program), 6.100%, 9/01/14

  3,095,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/08 at 102         AAA      2,788,038
                 Bonds, 1997 Series B (Mortgage-Backed Securities Program),
                 5.400%, 9/01/29 (Alternative Minimum Tax)

  4,915,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/04 at 102         AAA      5,051,195
                 Bonds, Series 1994B1, 6.375%, 9/01/14

 11,250,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/08 at 101         AAA      9,729,675
                 Bonds, 1999 Series A1 (Mortgage-Backed Securities Program),
                 5.250%, 9/01/30 (Alternative Minimum Tax)

 12,795,000    Ohio Housing Finance Agency, Residential Mortgage Revenue                     9/07 at 102         AAA     12,886,740
                 Bonds, Series 1997A, 6.150%, 3/01/29 (Alternative Minimum Tax)

    325,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue                   3/00 at 102         AAA        332,196
                 Bonds (GNMA Mortgage-Backed Securities Program), 1990 Series A,
                 7.400%, 9/01/15

    380,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue                   9/00 at 102         AAA        391,495
                 Bonds (GNMA Mortgage-Backed Securities Program), 1990 Series D,
                 7.500%, 9/01/13

    195,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue                   9/01 at 102         AAA        203,475
                 Bonds (GNMA Mortgage-Backed Securities Program), 1991 Series D,
                 7.050%, 9/01/16



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.4%

$ 2,775,000    Cleveland-Cuyahoga County Port Authority (Ohio), Development                  5/08 at 102         N/R    $ 2,441,556
                 Revenue Bonds (Port of Cleveland Bond Fund - Jergens, Inc.,
                 Project), Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.7%

  4,030,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,               6/00 at 100         N/R      4,094,198
                 Series 1990 (Altenheim Project), 9.280%, 6/01/15

  2,000,000    County of Cuyahoga, Ohio, Industrial Development Refunding                    8/01 at 103         AAA      2,112,760
                 Revenue Bonds, Series 1991 (University Health Care Center Project),
                 7.300%, 8/01/11

  1,500,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds,               7/03 at 102         N/R      1,390,965
                 Series 1993 (Ohio Presbyterian Retirement Services), 6.500%,
                 7/01/23

  3,120,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds,              11/05 at 102         Aa2      3,153,790
                 Series 1995 (Heinzerling Foundation), 6.200%, 11/01/20

    645,000    Franklin County, Hospital Revenue Refunding Bonds, FHA-Insured                8/00 at 102         N/R        657,313
                 Mortgage Loan (Worthington Christian Village Nursing Home),
                 7.000%, 8/01/16

               County of Hamilton, Ohio, Health Care Facilities Revenue Bonds, Series 1998A
               (Twin Towers):
  1,000,000      5.125%, 10/01/18                                                           10/08 at 101           A        866,920
  1,250,000      5.125%, 10/01/23                                                           10/08 at 101           A      1,051,650

  1,180,000    County of Marion, Ohio, Health Care Facilities Refunding and                 11/03 at 102        BBB-      1,157,674
                 Improvement Revenue Bonds, Series 1993 (United Church Homes, Inc.
                 Project), 6.375%, 11/15/10

    750,000    County of Marion, Ohio, Health Care Facilities Refunding and                 11/03 at 102        BBB-        722,970
                 Improvement Revenue Bonds, Series 1993 (United Church Homes, Inc.
                 Project), 6.300%, 11/15/15

  2,110,000    City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue               9/04 at 102          Aa      2,218,771
                 Refunding Bonds, Series 1994 (The Lutheran Orphans and Old Folks
                 Home Society at Napoleon, Ohio, Inc. - FHA-Insured Project),
                 6.875%, 8/01/23

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.4%

               Adams County/Ohio Valley School District, Counties of Adams and Highland, Ohio,
               School Improvement Unlimited Tax General Obligation Bonds, Series 1995:
  6,000,000      7.000%, 12/01/15                                                           No Opt. Call         AAA      6,925,920
  9,500,000      5.250%, 12/01/21                                                           12/05 at 102         AAA      8,783,035

  3,955,000    City of Akron, Ohio, General Obligation Bonds, Various Purpose               12/04 at 102         AAA      4,337,330
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

               Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio,
               School Facilities Construction and Improvement Bonds:
    600,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        274,620
  2,850,000      5.750%, 12/01/24                                                           12/05 at 101         AAA      2,803,602

  1,000,000    Archbold Area Local School District, General Obligation Bonds                12/06 at 102         AAA      1,011,080
                 (Unlimited Tax), Series 1996, 6.000%, 12/01/21

  1,000,000    Aurora City School District, Ohio, General Obligation (Unlimited             12/05 at 102         AAA      1,006,670
                 Tax), School Improvement Bonds, Series 1995, 5.800%, 12/01/16

  3,000,000    Avon Lake City School District, Lorain County, Ohio, School                  12/09 at 102         AAA      2,836,980
                 Building Construction Bonds, Series 1999 (General Obligation -
                 Unlimited Tax), 5.500%, 12/01/26

  2,905,000    Board of Education, Batavia Local School District, County of                 12/05 at 102         AAA      3,196,836
                 Clermont, Ohio, School Improvement Bonds, Series 1995 (Unlimited
                 Tax), 6.300%, 12/01/22

  2,500,000    Buckeye Valley Local School District, Ohio, General Obligation               No Opt. Call         AAA      2,849,475
                 (Unlimited Tax), School Improvement Bonds, Series 1995A, 6.850%,
                 12/01/15

               Chesapeake-Union Exempt Village School District, Ohio, General Obligation
               Bonds, Series 1986:
    125,000      8.500%, 12/01/04                                                           No Opt. Call         N/R        143,529
    125,000      8.500%, 12/01/05                                                           No Opt. Call         N/R        145,933
    125,000      8.500%, 12/01/06                                                           No Opt. Call         N/R        148,028
    125,000      8.500%, 12/01/07                                                           No Opt. Call         N/R        149,776
    125,000      8.500%, 12/01/08                                                           No Opt. Call         N/R        151,199
    130,000      8.500%, 12/01/09                                                           No Opt. Call         N/R        158,296

                   Portfolio of Investments (Unaudited)

                   November 30, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 4,745,000    City of Cleveland, Ohio, Various Purpose General Obligation                  11/04 at 102         AAA     $5,243,415
                 Bonds, Series 1994, 6.625%, 11/15/14

    550,000    County of Columbiana, Ohio, County Jail Facilities Construction              12/04 at 102          AA        608,075
                 Bonds (General Obligation - Unlimited Tax), 6.600%, 12/01/17

  1,500,000    City of Columbus, Ohio, General Obligation Refunding Bonds,                   1/02 at 102         Aaa      1,585,755
                 Series 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, Ohio, General Obligation Bonds:
    590,000      9.375%, 4/15/06                                                            No Opt. Call         AAA        734,627
    500,000      9.375%, 4/15/07                                                            No Opt. Call         AAA        635,055

  1,000,000    County of Cuyahoga, Ohio, General Obligation Various Purpose                 No Opt. Call         AA+        997,490
                 Refunding Bonds, Series 1993B (Limited Tax Obligation), 5.250%,
                 10/01/13

  1,345,000    County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax              No Opt. Call         AA+      1,343,588
                 Obligation), 5.650%, 5/15/18

    750,000    City of Defiance, Ohio, Waterworks System Improvement Bonds,                 12/04 at 102         AAA        768,060
                 Series 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, Ohio, School
               Facilities Construction and Improvement Bonds (General Obligation -
               Unlimited Tax):
  1,000,000      0.000%, 12/01/10                                                           No Opt. Call         AAA        556,990
  1,000,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        523,840

  1,110,000    City of Fairborn, Ohio, General Obligation Bonds, Utility                    10/02 at 102         AAA      1,196,258
                 Improvement Bonds, Series 1991, 7.000%, 10/01/11

  4,040,000    County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited              12/08 at 102         AAA      3,830,688
                 Tax - General Obligation Bonds), 5.375%, 12/01/20

  1,575,000    Garaway Local School District, Ohio, School Improvement Bonds,               12/00 at 102         AAA      1,646,363
                 Series 1990 (General Obligation - Unlimited Tax Bonds), 7.200%,
                 12/01/14

    620,000    County of Geauga, Ohio, General Obligation (Limited Tax) Sewer               No Opt. Call         Aa2        683,649
                 District Improvement Bonds (Bainbridge Water Project), 6.850%,
                 12/01/10

  1,000,000    Grandview Heights City School District, Franklin County, Ohio,               12/05 at 101          AA      1,011,620
                 School Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 6.100%, 12/01/19

  1,000,000    Huron County, Ohio, Correctional Facility Bonds (Limited Tax -               12/07 at 102         AAA      1,014,740
                 General Obligation), 5.850%, 12/01/16

  1,200,000    County of Jefferson, Ohio, Human Services Building Construction              12/01 at 102         AAA      1,277,784
                 Bonds, Series 1991 (General Obligation - Limited Tax), 6.625%,
                 12/01/14

  1,885,000    City of Kent, Ohio, General Obligation (Limited Tax), Sewer                  12/02 at 102         Aa3      2,016,837
                 System Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

  1,070,000    Kettering, Ohio, General Obligation (Limited Tax) Bonds, 6.650%,             12/01 at 102         Aa3      1,133,569
                 12/01/12

  1,000,000    Kettering City School District (Ohio), General Obligation Bonds -            12/05 at 101         AAA        919,450
                 Unlimited Tax, 5.250%, 12/01/22

    500,000    Kings Local School District, General Obligation (Unlimited Tax),             12/05 at 100         AAA        479,390
                 School Improvement Bonds, Series 1995, 5.500%, 12/01/21

    500,000    Kirtland Local School District, Ohio, School Improvement Bonds,              12/99 at 102         N/R        511,210
                 Series 1989 General Obligation - Unlimited Tax Bonds, 7.500%,
                 12/01/09

  1,000,000    Lakeview, Ohio, Local School District General Obligation Bonds,              12/04 at 102         AAA      1,119,250
                 6.900%, 12/01/14

  1,440,000    Lakewood, Ohio, General Obligation Bonds, Series 1995B, 5.750%,              12/05 at 102         Aa3      1,455,163
                 12/01/15

  1,000,000    Lakota Local School District, County of Butler, Ohio, School                 12/05 at 100         AAA      1,074,050
                 Improvement Unlimited Tax - General Obligation Bonds, Series 1994,
                 6.125%, 12/01/17

               Logan County, Ohio, General Obligation Bonds:
    155,000      7.750%, 12/01/02                                                           No Opt. Call           A        169,111
    155,000      7.750%, 12/01/03                                                           No Opt. Call           A        172,743
    155,000      7.750%, 12/01/04                                                           No Opt. Call           A        175,807
    155,000      7.750%, 12/01/05                                                           No Opt. Call           A        178,298
    155,000      7.750%, 12/01/06                                                           No Opt. Call           A        180,570

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/02 at 102          A1      1,069,230
                 Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/05 at 102         AAA        979,560
                 Purpose Improvement Bonds, Series 1995-1, 5.400%, 12/01/15



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
               Tax Obligation/General (continued)
 $1,000,000    County of Mahoning, Ohio, General Obligation Bonds, Various                  12/99 at 102         AAA     $1,022,530
                 Purpose Improvement Bonds, Series 1989, Limited Tax, 7.200%,
                 12/01/09
    865,000    Marysville, Ohio, Exempt Village School District, General                    No Opt. Call         AAA        325,318
                 Obligation Bonds, 0.000%, 12/01/16
  1,215,000    Mason City School District, Counties of Warren and Butler, Ohio,             12/09 at 101         Aa3      1,161,917
                 School Improvement Unlimited Tax - General Obligation Bonds,
                 Series 1998, 5.300%, 12/01/17
  1,000,000    City of North Olmsted, Ohio, General Obligation (Limited Tax),               12/02 at 102         AAA      1,055,680
                 Various Purpose Bonds, Series 1992, 6.250%, 12/15/12

                North Royalton City School District, Ohio, School Improvement
                Bonds, Series 1994:
  2,200,000       6.000%, 12/01/14                                                          12/09 at 102         AAA      2,298,670
  2,400,000       6.100%, 12/01/19                                                    12/09 at 102        AAA   2,466,024
    600,000               Oak Hills, Ohio, Local School District, General Obligation          12/07 at 101        Aa3     582,978
                             Bonds, Series 1997A, 5.700%, 12/01/25
  1,000,000             State of Ohio, Full Faith and Credit, General Obligation            No Opt. Call        AA+   1,079,680
                             Infrastructure Improvement Bonds,
                             Series 1994, 6.000%, 8/01/10
                             State of Ohio, Full Faith and Credit, General Obligation
                             Infrastructure Improvement Bonds,
                             Series 1995:
    750,000               6.200%, 8/01/13                                                      8/05 at 102        AA+     815,520
  2,000,000             6.200%, 8/01/14                                                      8/05 at 102        AA+   2,174,720
  7,640,000             State of Ohio, Full Faith and Credit, General Obligation            No Opt. Call        AAA   3,562,456
                             Infrastructure Improvement Bonds,
                             Series 1993, 0.000%, 8/01/13
    500,000               Olmsted Falls, Ohio, Local School District, General Obligation      12/01 at 102        AAA     536,810
                             Bonds, 7.050%, 12/15/11
  1,750,000             Pickerington Local School District, Fairfield and Franklin          12/01 at 102         A1   1,852,078
                             Counties, Ohio, General Obligation Bonds
                             (Pickerington Public Library Project - Unlimited Tax), 6.750%,
                             12/01/16
                             Pickerington Local School District, General Obligation Bonds:
    500,000               0.000%, 12/01/11                                                    No Opt. Call        AAA     261,920
    500,000               0.000%, 12/01/13                                                    No Opt. Call        AAA     228,850
  1,000,000             Revere Local School District, Ohio, School Improvement Bonds,       12/03 at 102        AAA   1,015,830
                             Series 1993 (General Obligation -
                             Unlimited Tax Bonds), 6.000%, 12/01/16
  2,340,000             City of Stow, Ohio, Safety Center Construction Bonds (General       12/05 at 102         A1   2,380,529
                             Obligation - Limited Tax),
                             6.200%, 12/01/20
  2,870,000             City of Strongsville, Ohio, Various Purpose Improvement Bonds,      12/06 at 102        Aa3   2,891,267
                             Series 1996 (General
                             Obligation - Limited Tax), 5.950%, 12/01/21
    540,000               Trumbull County, Ohio, General Obligation Sewer Bonds, Series       12/04 at 102        AAA     574,209
                             1994, 6.200%, 12/01/14
  1,320,000             Twinsburg, Ohio, City School District General Obligation Bonds,     12/01 at 102        AAA   1,398,131
                             6.700%, 12/01/11
                             Upper Arlington, Ohio, City School District General Obligation
                             Bonds:
  1,830,000             0.000%, 12/01/11                                                    No Opt. Call        AAA     958,627
  1,870,000             0.000%, 12/01/12                                                    No Opt. Call        AAA     916,543
  1,910,000             Vandalia, Ohio, General Obligation Bonds, 5.850%, 12/01/21          12/06 at 101        Aa3   1,911,986
    750,000               West Geauga Local School District, Ohio, School Improvement         11/04 at 102        AAA     778,553
                             Bonds, Series 1994 (General
                             Obligation - Unlimited Tax), 5.950%, 11/01/12
  1,000,000             Woodridge Local School District, General Obligation Bonds,          12/04 at 102        AAA   1,010,520
                             6.000%, 12/01/19
  1,425,000             Wooster City School District, Wayne County, Ohio, General           12/02 at 102        AAA   1,534,369
                             Obligation Bonds (Unlimited Tax),
                             School Building Construction and Improvement, 6.500%, 12/01/17
    300,000               Youngstown, Ohio, General Obligation Bonds - Limited Tax, Series    12/04 at 102        AAA     316,023
                             1994, 6.125%, 12/01/14
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited - 6.3%

    500,000               County of Athens, Ohio, Community Mental Health Revenue Bonds,       6/01 at 102        AA-     523,245
                             1991 Series I,
                             6.900%, 6/01/10
  6,000,000             City of Cleveland, Ohio, Certificates of Participation, Series      11/07 at 102        AAA   5,386,740
                             1997, Cleveland Stadium Project,
                             5.250%, 11/15/27
  1,500,000             Ohio State Building Authority (Juvenile Correctional Building),      9/04 at 102        AAA   1,653,060
                             6.600%, 10/01/14

                   Portfolio of Investments (Unaudited)

                   November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$1,100,000     Ohio State Department of Transportation, Certificates of                      4/02 at 102         AAA    $ 1,159,180
                 Participation, Panhandle Rail Line Project, Series 1992A,
                 6.500%, 4/15/12

 26,850,000    Puerto Rico Highway and Transportation Authority, Highway                     7/16 at 100           A     24,779,060
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

  2,700,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A      2,586,438
                 Series L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%,
                 7/01/21

  5,000,000    Puerto Rico Public Finance Corporation, 1998 Series A Bonds                  No Opt. Call         AAA      4,516,150
                 (Commonwealth Appropriation Bonds), 5.125%, 6/01/24

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.1%

  7,840,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series                 1/08 at 101         AAA      6,781,600
                 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

  8,500,000    City of Dayton, Ohio, Special Facilities Revenue Refunding                    2/08 at 102         BBB      7,633,510
                 Bonds, Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc.), 5.625%, 2/01/18

 11,000,000    State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by              No Opt. Call         AAA     11,575,190
                 the Ohio Turnpike Commission, 5.500%, 2/15/26

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.4%

  2,000,000    City of Athens (County of Athens, Ohio), Sanitary Sewer System               12/09 at 100        A***      2,272,220
                 Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

  3,000,000    City of Barberton, Ohio, Hospital Facilities Revenue Bonds,                   1/02 at 102      N/R***      3,213,630
                 Series 1992 (The Barberton Citizens Hospital Company Project),
                 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

  2,630,000    City of Bedford, Ohio, Hospital Facilities Refunding Revenue                  5/00 at 102      N/R***      2,702,772
                 Bonds, Series 1990 (The Community Hospital of Bedford, Inc.), 8.500%,
                 5/15/09 (Pre-refunded to 5/15/00)

               City of Bellefontaine, Sewer System First Mortgage Revenue Refunding and
               Improvement Bonds:
  1,000,000      6.800%, 12/01/07 (Pre-refunded to 12/01/02)                                12/02 at 101     Baa1***      1,073,000
  1,000,000      6.900%, 12/01/11 (Pre-refunded to 12/01/02)                                12/02 at 101     Baa1***      1,075,550

  1,000,000    Canal Winchester Local School District, Franklin and Fairfield               12/01 at 102         AAA      1,073,570
                 Counties, Ohio, General Obligation Bonds (Unlimited Tax), School
                 Facilities Construction and Improvement), 7.100%, 12/01/13
                 (Pre-refunded to 12/01/01)

  1,085,000    County of Clermont, Ohio, Hospital Facilities Revenue Bonds,                  9/01 at 100         AAA      1,142,820
                 Series 1989A (Mercy Health System, Province of Cincinnati), 7.500%,
                 9/01/19 (Pre-refunded to 9/01/01)

               County of Clermont, Ohio, Sewer System Revenue Bonds, Series
               1990, Clermont County Sewer District:
  1,000,000      7.250%, 12/01/11 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      1,051,640
  2,000,000      7.375%, 12/01/20 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      2,105,720

  3,700,000    County of Clermont, Ohio, Sewer System Revenue Bonds, Series                 12/01 at 102         AAA      3,969,249
                 1991, Clermont County Sewer District, 7.100%, 12/01/21 (Pre-refunded to 12/01/01)

               City of Cleveland, Ohio, General Obligation Bonds, Series 1988:
  1,010,000      7.500%, 8/01/08 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,098,011
  1,010,000      7.500%, 8/01/09 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,098,011

    500,000    City of Cleveland, Ohio, Various Purpose General Obligation                   7/02 at 102         AAA        533,120
                 Bonds, Series 1992, 6.375%, 7/01/12 (Pre-refunded to 7/01/02)

    790,000    Board of Education of the Cleveland City School District, Ohio,              12/01 at 102         Aaa        864,473
                 School Improvement Bonds, Series 1991 (General Obligation - Unlimited
                 Tax Bonds), 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

    920,000    City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,              1/02 at 102         AAA        975,724
                 Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

               City of Cleveland, Ohio, Waterworks Improvement and Refunding Revenue Bonds,
               1st Mortgage Series 1996-H:
  2,280,000      5.750%, 1/01/21 (Pre-refunded to 1/01/06)                                   1/06 at 102         AAA      2,427,835
  5,795,000      5.750%, 1/01/26 (Pre-refunded to 1/01/06)                                   1/06 at 102         AAA      6,170,748



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),
               Series 1995:
$   250,000      6.250%, 8/15/14 (Pre-refunded to 8/15/05)                                   8/05 at 102         AAA   $    272,558
  5,500,000      6.250%, 8/15/24 (Pre-refunded to 8/15/05)                                   8/05 at 102         AAA      5,996,265

  1,250,000    Conversion and Remarketing of the County of Cuyahoga, Ohio, Hospital         10/00 at 103      N/R***      1,319,737
                 Improvement Revenue Bonds (Deaconess Hospital of Cleveland Project),
                 Series 1985B, 7.450%, 10/01/18 (Pre-refunded to 10/01/00)

  5,750,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1990                 8/00 at 102         AAA      5,993,168
                 (Meridia Health System), 7.250%, 8/15/19 (Pre-refunded to 8/15/00)

  1,000,000    City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds,                   9/00 at 102         AAA      1,043,660
                 Series 1990, 7.250%, 9/01/20 (Pre-refunded to 9/01/00)

  1,350,000    County of Franklin, Ohio, Hospital Facilities Improvement Revenue Bonds,      5/00 at 102         AAA      1,396,440
                 Series 1990A (Riverside United Methodist Hospital Project), 7.250%,
                 5/15/20 (Pre-refunded to 5/15/00)

  1,000,000    County of Franklin, Ohio, Hospital Facilities Refunding and Improvement       5/00 at 102         AAA      1,036,160
                 Revenue Bonds, Series 1990B (Riverside United Methodist Hospital Project),
                 7.600%, 5/15/20 (Pre-refunded to 5/15/00)

  1,350,000    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,         7/01 at 103      N/R***      1,474,686
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21
                 (Pre-refunded to 7/01/01)

  1,000,000    County of Franklin, Ohio, Revenue Bonds, Series 1991 (Online                  7/01 at 100      N/R***      1,043,010
                 Computer Library Center, Incorporated Project), 7.200%, 7/15/06
                 (Pre-refunded to 7/15/01)

  1,000,000    Board of Education, Gahanna-Jefferson City School District, Franklin         12/00 at 102      N/R***      1,049,860
                 County, Ohio, General Obligation Bonds, Series 1990A, 7.125%, 12/01/14
                 (Pre-refunded to 12/01/00)

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding Revenue
               Bonds, Series 1992B (Marymount Hospital Project):
  3,000,000      6.650%, 11/15/11 (Pre-refunded to 11/15/02)                                11/02 at 102      AA-***      3,234,960
  3,500,000      6.700%, 11/15/15 (Pre-refunded to 11/15/02)                                11/02 at 102      AA-***      3,778,915

  1,495,000    County of Hamilton, Ohio, Judson Care Center Nursing Home and Board       8/00 at 101 1/4      AA-***      1,550,450
                 and Care Project (FHA-Insured Mortgage), 7.800%, 8/01/19
                 (Pre-refunded to 8/01/00)

  1,000,000    Hudson Local School District, Ohio, General Obligation Unlimited Tax         12/00 at 102       A1***      1,051,140
                 Bonds, Series 1990A, 7.100%, 12/15/13 (Pre-refunded to 12/15/00)

  1,000,000    Hudson Local School District, Ohio, School Facilities Improvement Bonds,     12/00 at 102       A1***      1,051,460
                 Series 1991A, 7.100%, 12/15/14 (Pre-refunded to 12/15/00)

  1,000,000    Kent State University (A State University of Ohio), General Receipts          5/02 at 102         AAA      1,066,250
                 Bonds, Series 1992, 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

  1,500,000    City of Lorain, Ohio, Hospital Refunding Revenue Bonds, Series 1992          11/02 at 102       A1***      1,622,595
                 (Lakeland Community Hospital, Inc.), 6.500%, 11/15/12

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991        12/01 at 102      N/R***      1,632,405
                 (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  4,250,000    County of Mahoning, Ohio, Hospital Improvement Revenue Bonds,                10/02 at 100         AAA      4,446,520
                 Series 1991 (YHA, Inc. Project), Series 1991A, 7.000%, 10/15/14
                (Pre-refunded to 10/15/02)

  1,000,000    The Board of Education of the Marysville Exempted Village School District,   12/00 at 102         AAA      1,051,170
                 Union County, Ohio, School Improvement Bonds, General Obligation
                 (Unlimited Tax), 7.200%, 12/01/10 (Pre-refunded to 12/01/00)

  1,250,000    City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 1991,  12/01 at 101         AAA      1,328,338
                 7.050%, 12/01/21 (Pre-refunded to 12/01/01)

  1,850,000    Massillon City School District, Ohio, General Obligation -                   12/00 at 102         AAA      1,944,665
                 Unlimited Tax Bonds, School Improvement Bonds, Series 1990,
                 7.200%, 12/01/11 (Pre-refunded to 12/01/00)

  3,000,000    City of Middleburg Heights, Ohio, Hospital Improvement Revenue                8/01 at 102         AAA      3,197,190
                 Bonds, Series 1991 (Southwest General Hospital Project),
                 7.200%, 8/15/19 (Pre-refunded to 8/15/01)

  1,000,000    Mount Gilead, Ohio, Water System Revenue, First Mortgage Bonds,              12/02 at 102      N/R***      1,092,400
                 7.200%, 12/01/17 (Pre-refunded to 12/01/02)

Portfolio of Investments (Unaudited)
Nuveen Flagship Ohio Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds:
$ 6,460,000      0.000%, 1/15/15 (Pre-refunded to 1/15/11)                               1/11 at 67 1/32         AAA   $  2,363,133
  5,700,000      0.000%, 1/15/15 (Pre-refunded to 7/15/11)                              7/11 at 70 15/32         AAA      2,133,111

     15,000    Ohio Building Authority, State Facilities Refunding Bonds                     4/03 at 100         AAA         17,164
                 (Frank J. Lausche State Office Building), 1982 Series A,
                 10.125%, 10/01/06 (Pre-refunded to 4/01/03)

  1,000,000    Ohio Higher Educational Facilities Commission (Ohio Northern                  5/00 at 100         AAA      1,015,260
                 University Project), 7.300%, 5/15/10 (Pre-refunded to 5/15/00)

  4,865,000    Ohio Water Development Authority, Water Development Revenue                  No Opt. Call         AAA      5,102,315
                 Bonds, Pure Water 1990
                 Series I, 6.000%, 12/01/16

  1,000,000    County of Ottawa, Ohio, Sanitary Sewer System Special                         9/01 at 102         AAA      1,065,260
                 Assessment Bonds (Portage-Catawba Island Project), Series 1991,
                 7.000%, 9/01/11 (Pre-refunded to 9/01/01)

  1,000,000    City of Parma, Ohio, Various Purpose General Obligation Bonds,               12/00 at 102       A+***      1,055,150
                 Series 1990 (Limited Tax Obligation), 7.600%, 12/01/11
                 (Pre-refunded to 12/01/00)

  1,600,000    Pickerington Local School District, General Obligation Bonds,                12/00 at 102         AAA      1,683,104
                 Series 1990B, 7.250%, 12/01/13 (Pre-refunded to 12/01/00)

    700,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue                   7/00 at 102         AAA        729,764
                 Bonds, Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)

  1,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102         Aaa      1,595,040
                 Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  3,165,000    Reynoldsburg City School District, Ohio, General Obligation                  12/02 at 102         AAA      3,412,345
                 Bonds, School Building Construction and Improvement, 6.550%,
                 12/01/17 (Pre-refunded to 12/01/02)

  1,200,000    Ridgemont Local School District, Ohio, General Obligation                    12/02 at 102      N/R***      1,310,064
                 (Unlimited Tax) School Improvement Bonds, Series 1992,
                 7.250%, 12/01/14 (Pre-refunded to 12/01/02)

    605,000    Scioto County, Ohio, Human Services Building Bonds, General                   8/01 at 101      N/R***        638,771
                 Obligation, 7.150%, 8/01/11 (Pre-refunded to 8/01/01)

  1,725,000    County of Shelby, Ohio, Hospital Facilities Revenue                           9/02 at 102      N/R***      1,890,876
                 Refunding and Improvement Bonds, Series 1992 (The Shelby
                 County Memorial Hospital Association), 7.700%, 9/01/18
                 (Pre-refunded to 9/01/02)

  1,000,000    Sylvania City School District, General Obligation Bonds,                      6/02 at 102         AAA      1,070,150
                 6.600%, 6/01/16 (Pre-refunded to 6/01/02)

  1,000,000    University of Cincinnati, General Receipts Bonds, Series O,                  12/02 at 102       AA***      1,070,300
                 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

  4,775,000    County of Warren, Ohio, Hospital Facilities Improvement and                   7/01 at 102      Aa2***      5,073,915
                 Refunding Revenue Bonds, Series 1991 (Otterbein Home Project),
                 7.200%, 7/01/11 (Pre-refunded to 7/01/01)

    750,000    County of Warren, Ohio, Waterworks System Revenue Bonds,                     12/02 at 102         AAA        809,655
                 Series 1992, Warren County Water District, 6.600%, 12/01/16
                 (Pre-refunded to 12/01/02)

  1,500,000    City of Warren, Ohio, General Obligation (Limited Tax)                       11/00 at 102     BBB+***      1,580,235
                 Sewerage System Improvement Bonds, Series 1990, 7.750%,
                 11/01/10 (Pre-refunded to 11/01/00)

  1,500,000    Washington County, Ohio, Hospital Revenue Bonds (Marietta                     9/02 at 102     Baa1***      1,631,775
                 Area Health Care, Inc. Project), Series 1992, 7.375%, 9/01/12
                 (Pre-refunded to 9/01/02)

  1,500,000    Westerville, Minerva Park and Blendon, Ohio, Joint Township                   9/01 at 102         AAA      1,600,185
                 Hospital District (St. Annis Hospital Project), Series 1991A,
                 7.100%, 9/15/21 (Pre-refunded to 9/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 11.2%

               City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
               Bonds, Series 1994A:
  2,250,000      0.000%, 11/15/12                                                           No Opt. Call         AAA      1,105,470
  1,535,000      0.000%, 11/15/13                                                           No Opt. Call         AAA        704,304

 10,685,000    City of Cleveland, Ohio, Public Power System Improvement,                    11/01 at 102         AAA     11,359,544
                 First Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

  1,900,000    City of Cleveland, Ohio, Public Power System Improvement,                    11/01 at 102         AAA      2,019,947
                 First Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17

  4,000,000    City of Cleveland, Ohio, Public Power System, First Mortgage                 11/06 at 102         AAA      3,506,720
                 Revenue Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$  7,520,000    Ohio Municipal Electric Generation Agency (American Municipal                2/03 at 102         AAA   $  7,036,840
                  Power - Ohio, Inc.), 5.375%, 2/15/24

                Ohio Air Quality Development Authority, Revenue Bonds, 1985 Series A
                (Columbus Southern Power Company Project):
   1,750,000      6.375%, 12/01/20                                                          12/02 at 102         AAA      1,807,698
   7,000,000      6.250%, 12/01/20                                                           6/03 at 102        Baa1      6,723,710

   2,000,000    Ohio Air Quality Development Authority, Pollution Control                    3/00 at 102         AAA      2,054,620
                  Revenue Refunding Bonds, 1990 Series A (Ohio Edison Company
                  Project), 7.450%, 3/01/16

  15,000,000    Ohio Air Quality Development Authority, Air Quality                          9/05 at 102          A+     14,636,550
                  Development Revenue Refunding Bonds, 1995 Series (The Dayton
                  Power and Light Company Project), 6.100%, 9/01/30

   6,000,000    Ohio Air Quality Development Authority, Air Quality                          4/07 at 102         AAA      5,666,820
                  Development Revenue Bonds (JMG Funding, Limited Partnership
                  Project), Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

     500,000    Ohio Water Development Authority, Collateralized Water                       8/02 at 102         AA-        507,120
                  Development Revenue Refunding Bonds, 1992 Series A (The Dayton
                  Power and Light Company Project), 6.400%, 8/15/27

  15,600,000    Ohio Water Development Authority Solid Waste Disposal Revenue                9/08 at 102         N/R     13,962,780
                  Bonds (Bay Shore Power Project), Convertible Series 1998B,
                  5.875%, 9/01/20 (Alternative Minimum Tax)

   1,545,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                  No Opt. Call        BBB+        552,847
                  Series O, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.6%

   3,000,000    County of Butler, Ohio, Sewer System Revenue Bonds, Series                  12/06 at 101         AAA      2,773,590
                  1996, 5.250%, 12/01/21

  10,000,000    City of Cleveland, Ohio, Waterworks Improvement, First                      No Opt. Call         AAA      9,654,800
                  Mortgage Refunding Revenue Bonds, Series G, 1993, 5.500%, 1/01/21

      80,000    City of Cleveland, Ohio, Waterworks Improvement, First                       1/02 at 102         AAA         84,574
                  Mortgage Revenue Refunding Bonds, Series F, 1992B, 6.500%, 1/01/11

   1,600,000    County of Greene, Ohio, Water System Revenue Bonds, Series                  12/07 at 102         AAA      1,632,352
                  1996, 6.125%, 12/01/21

   2,200,000    City of Greenville, Ohio (Darke County), Wastewater System,                 12/02 at 102         AAA      2,295,344
                  First Mortgage Revenue Bonds, Series 1992 (Governmental
                  Enterprise Revenue Bonds), 6.350%, 12/01/17

   1,000,000    City of Hamilton, Ohio, Water System Mortgage Revenue Bonds,                10/01 at 102         AAA      1,051,390
                  1991 Series A, 6.400%, 10/15/10

     795,000    City of Huber Heights, Ohio, Water System Revenue Bonds,                    No Opt. Call         AAA        241,320
                  Series 1995, 0.000%, 12/01/19

   1,000,000    County of Montgomery, Ohio, Water Revenue Bonds, Greater                    11/02 at 102         AAA      1,037,920
                  Moraine Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17

   1,000,000    Ohio Water Development Authority, Water Development Revenue                  6/05 at 102         AAA      1,002,940
                  Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

   2,000,000    Ohio Water Development Authority, Water Development Revenue                  6/08 at 101         AAA      1,789,860
                  Bonds, Fresh Water Series 1998, 5.125%, 12/01/23

     750,000    Toledo, Ohio, Sewer System Revenue Mortgage Bonds, 6.350%, 11/15/17         11/04 at 102         AAA        768,873

     500,000    Toledo, Ohio, Waterworks Revenue Refunding Mortgage Bonds,                  11/04 at 102         AAA        518,290
                  6.450%, 11/15/24
-----------------------------------------------------------------------------------------------------------------------------------
$662,150,000    Total Investments - (cost $632,153,937) - 99.2%                                                         635,564,601
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                      5,373,140
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $640,937,741
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1999


                                                                                     Kentucky      Michigan          Ohio
-------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                    $466,439,662  $303,559,234  $635,564,601
Temporary investments in short-term municipal securities,
 at amortized cost, which approximates market value (note 1)                               --     2,000,000            --
Receivables:
 Interest                                                                           7,166,097     4,889,557    12,030,137
 Investments sold                                                                          --     2,350,000     2,456,750
 Shares sold                                                                          182,971       261,599       416,783
Other assets                                                                          359,104       257,951       216,223
-------------------------------------------------------------------------------------------------------------------------
 Total assets                                                                     474,147,834   313,318,341   650,684,494
-------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                      3,068,208     6,050,587     6,350,516
Payable for shares redeemed                                                           656,124     2,450,051     1,517,739
Accrued expenses:
 Management fees (note 6)                                                             209,817       136,408       280,557
 12b-1 distribution and service fees (notes 1 and 6)                                  101,568        70,961       111,214
 Other                                                                                 63,272        39,199       204,000
Dividends payable                                                                   1,016,392       414,122     1,282,727
-------------------------------------------------------------------------------------------------------------------------
 Total liabilities                                                                  5,115,381     9,161,328     9,746,753
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                              $469,032,453  $304,157,013  $640,937,741
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                       $422,962,222  $228,600,191  $427,046,107
Shares outstanding                                                                 40,241,075    20,615,754    39,311,719
Net asset value and redemption price per share                                   $      10.51  $      11.09  $      10.86
Offering price per share (net asset value per share plus maximum sales charge
 of 4.20% of offering price)                                                     $      10.97  $      11.58  $      11.34
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                       $ 10,457,100  $  8,526,926  $ 15,550,926
Shares outstanding                                                                    994,670       768,178     1,432,427
Net asset value, offering and redemption price per share                         $      10.51  $      11.10  $      10.86
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                       $ 34,786,334  $ 42,849,442  $ 46,637,192
Shares outstanding                                                                  3,312,644     3,869,782     4,297,575
Net asset value, offering and redemption price per share                         $      10.50  $      11.07  $      10.85
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                       $    826,797  $ 24,180,454  $151,703,516
Shares outstanding                                                                     78,848     2,181,565    13,967,772
Net asset value, offering and redemption price per share                         $      10.49  $      11.08  $      10.86
=========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1999


                                                                             Kentucky       Michigan           Ohio
-------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $ 14,997,538   $  9,728,610   $ 20,070,341
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    1,317,908        872,369      1,770,777
12b-1 service fees - Class A (notes 1 and 6)                                  445,189        244,720        449,808
12b-1 distribution and service fees - Class B (notes 1 and 6)                  49,743         38,085         71,349
12b-1 distribution and service fees - Class C (notes 1 and 6)                 137,725        171,087        184,325
Shareholders' servicing agent fees and expenses                               149,272         76,608        258,619
Custodian's fees and expenses                                                 101,062         48,398        108,579
Trustees' fees and expenses (note 6)                                            7,479          4,103          8,991
Professional fees                                                               9,101          4,393         29,499
Shareholders' reports - printing and mailing expenses                          21,411         38,046         57,287
Federal and state registration fees                                             5,330          6,015          4,857
Other expenses                                                                 12,629          9,862         37,445
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                  2,256,849      1,513,686      2,981,536
  Custodian fee credit (note 1                                                   (801)        (8,855)       (32,266)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                2,256,048      1,504,831      2,949,270
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                      12,741,490      8,223,779     17,121,071
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)      (1,724,932)    (1,045,390)      (837,134)
Net change in unrealized appreciation or depreciation of investments      (31,259,743)   (20,243,047)   (41,821,958)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (32,984,675)   (21,288,437)   (42,659,092)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $(20,243,185)  $(13,064,658)  $(25,538,021)
===================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                          Kentucky                          Michigan                            Ohio
                               -------------------------------   -------------------------------   -------------------------------
                               Six Months Ended     Year Ended   Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                       11/30/99        5/31/99           11/30/99        5/31/99           11/30/99        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 12,741,490   $ 24,371,211       $  8,223,779   $ 16,895,962       $ 17,121,071   $ 34,638,423
Net realized gain (loss)
 from investment
 transactions (notes 1 and 4)        (1,724,932)       510,764         (1,045,390)     2,296,613           (837,134)     1,618,785
Net change in unrealized
 appreciation or depreciation
 of investments                     (31,259,743)    (7,334,078)       (20,243,047)    (7,584,682)       (41,821,958)    (9,049,017)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from operations         (20,243,185)    17,547,897        (13,064,658)    11,607,893        (25,538,021)    27,208,191
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                           (11,310,206)   (22,685,548)        (6,329,654)   (13,190,292)       (11,492,114)   (23,597,778)
  Class B                              (225,147)      (286,307)          (176,191)      (255,860)          (323,467)      (448,001)
  Class C                              (832,311)    (1,381,734)        (1,049,250)    (2,123,812)        (1,125,367)    (2,161,843)
  Class R                               (21,816)       (38,706)          (671,740)    (1,398,706)        (4,134,402)    (8,432,580)
From accumulated net realized gains
  from investment transactions:
  Class A                                    --       (949,721)                --     (1,239,012)                --     (1,818,617)
  Class B                                    --        (13,524)                --        (28,005)                --        (40,242)
  Class C                                    --        (63,109)                --       (223,599)                --       (185,121)
  Class R                                    --         (1,619)                --       (125,490)                --       (623,027)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders     (12,389,480)   (25,420,268)        (8,226,835)   (18,584,776)       (17,075,350)   (37,307,209)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares
 issued in the reorganization of
 Kentucky Limited (note 1)                   --      9,633,669                 --             --                 --             --
Net proceeds from sale of
 shares                              22,097,940     58,123,682         14,560,663     47,599,095         33,098,484     76,326,399
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                        5,965,487     12,771,045          2,443,891      6,087,951          7,655,541     17,436,625
----------------------------------------------------------------------------------------------------------------------------------
                                     28,063,427     80,528,396         17,004,554     53,687,046         40,754,025     93,763,024
Cost of shares redeemed             (41,532,778)   (42,438,595)       (34,940,866)   (43,389,935)       (55,151,960)   (75,213,088)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from Fund
 share transactions                 (13,469,351)    38,089,801        (17,936,312)    10,297,111        (14,397,935)    18,549,936
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets                         (46,102,016)    30,217,430        (39,227,805)     3,320,228        (57,011,306)     8,450,918
Net assets at the beginning
 of period                          515,134,469    484,917,039        343,384,818    340,064,590        697,949,047    689,498,129
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of
 period                            $469,032,453   $515,134,469       $304,157,013   $343,384,818       $640,937,741   $697,949,047
==================================================================================================================================
Balance of undistributed net
 investment income at the
 end of period                     $    355,941   $      3,931       $     20,881   $     23,937       $     80,255   $     34,534
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on April 23, 1999, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited") reorganized into Kentucky as approved by the shareholders of Kentucky Limited on April 15, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, there were no such outstanding purchase commitments in any of the funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Kentucky
                                                                      ----------------------------------------------------
                                                                      Six Months Ended 11/30/99         Year Ended 5/31/99
                                                                      ----------------------------------------------------
                                                                          Shares         Amount       Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Kentucky Limited:
 Class A                                                                      --   $         --      596,400   $  6,760,656
 Class C                                                                      --             --      251,869      2,854,283
 Class R                                                                      --             --        1,657         18,730
Shares sold:
 Class A                                                               1,473,777     16,039,652    3,649,401     41,613,655
 Class B                                                                 176,733      1,925,477      535,579      6,099,201
 Class C                                                                 374,773      4,074,351      901,574     10,264,891
 Class R                                                                   5,419         58,460       12,814        145,935
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 499,653      5,418,478    1,036,557     11,833,474
 Class B                                                                  10,604        114,832       12,216        139,432
 Class C                                                                  39,053        422,606       68,926        785,998
 Class R                                                                     885          9,571        1,065         12,141
---------------------------------------------------------------------------------------------------------------------------
                                                                       2,580,897     28,063,427    7,068,058     80,528,396
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                              (3,363,072)   (36,146,345)  (3,271,484)   (37,270,021)
 Class B                                                                 (76,814)      (826,281)     (38,705)      (440,621)
 Class C                                                                (423,562)    (4,534,024)    (414,950)    (4,727,847)
 Class R                                                                  (2,388)       (26,128)          (9)          (106)
---------------------------------------------------------------------------------------------------------------------------
                                                                      (3,865,836)   (41,532,778)  (3,725,148)   (42,438,595)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                               (1,284,939)  $(13,469,351)   3,342,910   $ 38,089,801
===========================================================================================================================


                                                                                             Michigan
                                                                       ---------------------------------------------------------
                                                                       Six Months Ended 11/30/99        Year Ended 5/31/99
                                                                       --------------------------------------------------------
                                                                           Shares       Amount         Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   811,230   $  9,274,946    2,626,252   $ 31,703,772
 Class B                                                                   165,949      1,886,772      355,032      4,296,838
 Class C                                                                   227,802      2,599,548      837,002     10,095,573
 Class R                                                                    70,087        799,397      125,559      1,502,912
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   144,518      1,653,871      352,015      4,259,327
 Class B                                                                     5,517         63,139        8,755        106,023
 Class C                                                                    25,713        293,793       56,899        687,366
 Class R                                                                    37,838        433,088       85,549      1,035,235
-------------------------------------------------------------------------------------------------------------------------------
                                                                         1,488,654     17,004,554    4,447,063     53,687,046
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (2,342,435)   (26,598,738)  (2,812,412)   (33,923,328)
 Class B                                                                   (56,030)      (639,656)     (28,668)      (347,390)
 Class C                                                                  (525,964)    (5,984,499)    (541,578)    (6,514,267)
 Class R                                                                  (150,132)    (1,717,973)    (215,849)    (2,604,950)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        (3,074,561)   (34,940,866)  (3,598,507)   (43,389,935)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (1,585,907)  $(17,936,312)     848,556   $ 10,297,111
===============================================================================================================================

                                                                                               Ohio
                                                                       --------------------------------------------------------
                                                                       Six Months Ended 11/30/99        Year Ended 5/31/99
                                                                       --------------------------------------------------------
                                                                           Shares       Amount         Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 1,807,566   $ 20,249,708    4,107,940   $ 48,297,312
 Class B                                                                   288,023      3,198,003      666,096      7,825,915
 Class C                                                                   581,855      6,489,620      978,318     11,491,425
 Class R                                                                   285,491      3,161,153      741,899      8,711,747
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   379,703      4,253,759      854,764     10,063,343
 Class B                                                                    12,276        137,145       18,133        213,273
 Class C                                                                    32,239        360,607       68,099        800,943
 Class R                                                                   259,275      2,904,030      540,083      6,359,066
-------------------------------------------------------------------------------------------------------------------------------
                                                                         3,646,428     40,754,025    7,975,332     93,763,024
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (3,591,997)   (39,860,109)  (4,536,687)   (53,343,458)
 Class B                                                                  (121,638)    (1,344,760)     (63,145)      (740,574)
 Class C                                                                  (719,221)    (7,967,266)    (653,874)    (7,678,737)
 Class R                                                                  (536,989)    (5,979,825)  (1,146,476)   (13,450,319)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        (4,969,845)   (55,151,960)  (6,400,182)   (75,213,088)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (1,323,417)  $(14,397,935)   1,575,150   $ 18,549,936
===============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on December 9, 1999, as follows:

                                           Kentucky      Michigan          Ohio
-------------------------------------------------------------------------------
Dividend per share:
 Class A                                     $.0460        $.0490        $.0470

 Class B                                      .0395         .0420         .0400

 Class C                                      .0410         .0435         .0420

 Class R                                      .0475         .0505         .0490
===============================================================================

The Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on December 7, 1999, to shareholders of record on December 2, 1999, as follows:

                                           Kentucky      Michigan          Ohio
-------------------------------------------------------------------------------
Taxable distributions per share:            $ .0035       $ .0509       $ .0163
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                           Kentucky      Michigan          Ohio
-------------------------------------------------------------------------------
Purchases:
    Long-term municipal securities      $31,377,257   $58,367,560   $47,473,480

    Short-term municipal securities              --    10,000,000     9,175,000

Sales:

    Long-term municipal securities       56,100,805    73,815,980    49,800,241

    Short-term municipal securities              --     8,000,000     9,175,000
===============================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                           Kentucky      Michigan          Ohio
-------------------------------------------------------------------------------
                                       $466,822,051  $303,229,406  $632,153,937
===============================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                                  Kentucky       Michigan            Ohio
-----------------------------------------------------------------------------------------
Gross unrealized:

  appreciation                                $ 13,014,358    $10,375,950    $ 19,958,732

  depreciation                                 (13,396,747)    (8,046,122)    (16,548,068)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $   (382,389)   $ 2,329,828    $  3,410,664
=========================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Kentucky      Michigan       Ohio
------------------------------------------------------------------------------
Sales charges collected                      $213,842      $111,075   $200,781
Paid to authorized dealers                    192,842       101,848    197,005
==============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:


                                              Kentucky     Michigan       Ohio
------------------------------------------------------------------------------
Commission advances                           $156,066      $90,810   $213,755
==============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained such 12b-1 fees as follows:

                                             Kentucky      Michigan       Ohio
------------------------------------------------------------------------------
12b-1 fees retained                           $61,430       $52,710    $91,171
==============================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1999, as follows:

                                             Kentucky      Michigan       Ohio
------------------------------------------------------------------------------
CDSC retained                                 $19,843       $20,190    $38,433
==============================================================================

7. Composition of Net Assets
At November 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                        Kentucky        Michigan          Ohio
------------------------------------------------------------------------------
Capital paid-in                      $470,630,529   $301,456,645  $637,325,083
Balance of undistributed net
 investment income                        355,941         20,881        80,255
Accumulated net realized gain (loss)
 from investment transactions          (1,573,343)       129,074       121,739
Net unrealized appreciation
 (depreciation) of investments           (380,674)     2,550,413     3,410,664
------------------------------------------------------------------------------
Net assets                           $469,032,453   $304,157,013  $640,937,741
===============================================================================

Financial Highlights (Unaudited)

               Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                   Investment Operations             Less Distributions
                           ----------------------------------    ---------------------------
KENTUCKY**                                      Net
                                           Realized/
                                          Unrealized
                Beginning         Net        Invest-                Net                        Ending
                      Net     Invest-           ment            Invest-                           Net
Year Ended          Asset        ment           Gain               ment    Capital              Asset       Total
May 31,             Value      Income          (Loss)   Total    Income      Gains     Total    Value   Return(a)
-----------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2000 (e)          $11.22      $.28         $(.72)    $(.44)    $(.27)      $  --     $(.27)   $10.51       (3.92)%
  1999               11.39       .56          (.15)      .41      (.56)       (.02)     (.58)    11.22         3.66
  1998               11.05       .59           .38       .97      (.58)       (.05)     (.63)    11.39         9.00
  1997               10.82       .60           .24       .84      (.60)       (.01)     (.61)    11.05         7.87
  1996               10.99       .61          (.17)      .44      (.61)         --      (.61)    10.82         4.04
  1995               10.65       .61           .35       .96      (.62)         --      (.62)    10.99         9.42
Class B (2/97)
  2000 (e)           11.22       .24          (.72)     (.48)     (.23)         --      (.23)    10.51        (4.28)
  1999               11.39       .48          (.15)      .33      (.48)       (.02)     (.50)    11.22         2.90
  1998               11.06       .50           .38       .88      (.50)       (.05)     (.55)    11.39         8.10
  1997 (d)           11.07       .17          (.01)      .16      (.17)         --      (.17)    11.06         1.47
Class C (10/93)
  2000 (e)           11.21       .25          (.72)     (.47)     (.24)         --      (.24)    10.50        (4.19)
  1999               11.38       .50          (.15)      .35      (.50)       (.02)     (.52)    11.21         3.12
  1998               11.04       .52           .39       .91      (.52)       (.05)     (.57)    11.38         8.43
  1997               10.81       .54           .24       .78      (.54)       (.01)     (.55)    11.04         7.29
  1996               10.99       .54          (.17)      .37      (.55)         --      (.55)    10.81         3.38
  1995               10.65       .55           .35       .90      (.56)         --      (.56)    10.99         8.82
Class R (2/97)
  2000 (e)           11.20       .29          (.71)     (.42)     (.29)         --      (.29)    10.49        (3.82)
  1999               11.37       .58          (.15)      .43      (.58)       (.02)     (.60)    11.20         3.89
  1998               11.03       .61           .39      1.00      (.61)       (.05)     (.66)    11.37         9.25
  1997 (d)           11.08       .20          (.04)      .16      (.21)         --      (.21)    11.03         1.42
================================================================================================================

                                                       Ratios/Supplemental Data
                ---------------------------------------------------------------------------------------------------
                          Before Credit/                After                    After Credit/
                          Reimbursement            Reimbursement (b)           Reimbursement (c)
                ---------------------------      -----------------------     -----------------------
                                      Ratio                        Ratio                       Ratio
                                     of Net                       of Net                      of Net
                                    Invest-                      Invest-                     Invest-
                          Ratio of     ment         Ratio of        ment        Ratio of        ment
                          Expenses   Income         Expenses       Income       Expenses      Income
                Ending          to       to               to           to             to          to
                   Net     Average  Average          Average      Average        Average     Average     Portfolio
                Assets         Net      Net              Net          Net            Net         Net      Turnover
                 (000)      Assets   Assets           Assets       Assets          Assets     Assets          Rate
-------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2000 (e)      $422,962      .86%*    5.21%*           .86%*       5.21%*         .86%*       5.21%*            6%
  1999           467,127      .84      4.88             .82         4.90           .82         4.90             10
  1998           451,338      .84      5.12             .77         5.19           .77         5.19             12
  1997           430,803      .99      5.20             .75         5.44           .75         5.44             13
  1996           410,808     1.02      5.19             .71         5.50           .71         5.50             17
  1995           394,457     1.04      5.49             .68         5.85           .68         5.85             28
Class B (2/97)
  2000 (e)        10,457     1.60*     4.46*           1.60*        4.46*         1.60*        4.46*             6
  1999             9,923     1.60      4.12            1.56         4.16          1.56         4.16             10
  1998             4,273     1.59      4.33            1.54         4.38          1.54         4.38             12
  1997 (d)           544     1.59*     4.56*           1.39*        4.76*         1.39*        4.76*            13
Class C (10/93)
  2000 (e)        34,786     1.40*     4.66*           1.40*        4.66*         1.40*        4.66*             6
  1999            37,246     1.40      4.33            1.37         4.36          1.37         4.36             10
  1998            28,630     1.39      4.57            1.33         4.63          1.33         4.63             12
  1997            24,468     1.54      4.64            1.29         4.89          1.29         4.89             13
  1996            20,647     1.57      4.63            1.27         4.93          1.27         4.93             17
  1995            15,831     1.58      4.92            1.23         5.27          1.23         5.27             28
Class R (2/97)
  2000 (e)           827      .66*     5.41*            .66*        5.41*          .66*        5.41*             6
  1999               839      .64      5.09             .62         5.11           .62         5.11             10
  1998               675      .64      5.31             .58         5.37           .58         5.37             12
  1997 (d)           455      .64*     5.62*            .49*        5.77*          .49*        5.77*            13
  =======================================================================================================================

46

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d) From commencement of class operations as noted.
(e) For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations         Less Distributions
                              -----------------------------  ------------------------
                                               Net
MICHIGAN**                               Realized/
                                        Unrealized
               Beginning          Net      Invest-               Net                     Ending
                     Net      Invest-         ment           Invest-                        Net
Year Ended         Asset         ment         Gain              ment  Capital             Asset        Total
May 31,            Value       Income       (Loss)    Total   Income    Gains   Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------
Class A (6/85)
  2000 (e)       $ 11.83         $.29       $(.74)    $(.45)   $(.29)   $  --  $ (.29)   $11.09        (3.80)%
  1999             12.07          .60        (.18)      .42     (.60)    (.06)   (.66)    11.83         3.45
  1998             11.68          .61         .42      1.03     (.61)    (.03)   (.64)    12.07         8.95
  1997             11.37          .62         .31       .93     (.61)    (.01)   (.62)    11.68         8.42
  1996             11.59          .63        (.22)      .41     (.63)      --    (.63)    11.37         3.61
  1995             11.31          .65         .28       .93     (.65)      --    (.65)    11.59         8.57
CLASS B (2/97)
  2000 (e)         11.85          .25        (.75)     (.50)    (.25)      --    (.25)    11.10        (4.24)
  1999             12.09          .51        (.18)      .33     (.51)    (.06)   (.57)    11.85         2.69
  1998             11.70          .52         .42       .94     (.52)    (.03)   (.55)    12.09         8.12
  1997 (d)         11.66          .17         .04       .21     (.17)      --    (.17)    11.70         1.86
CLASS C (6/93)
  2000 (e)         11.82          .26        (.75)     (.49)    (.26)      --    (.26)    11.07        (4.16)
  1999             12.06          .53        (.18)      .35     (.53)    (.06)   (.59)    11.82         2.90
  1998             11.66          .54         .43       .97     (.54)    (.03)   (.57)    12.06         8.45
  1997             11.35          .55         .32       .87     (.55)    (.01)   (.56)    11.66         7.84
  1996             11.58          .56        (.22)      .34     (.57)      --    (.57)    11.35         2.96
  1995             11.30          .58         .28       .86     (.58)      --    (.58)    11.58         7.98
CLASS R (2/97)
  2000 (e)         11.83          .31        (.75)     (.44)    (.31)      --    (.31)    11.08        (3.78)
  1999             12.07          .62        (.18)      .44     (.62)    (.06)   (.68)    11.83         3.66
  1998             11.68          .63         .42      1.05     (.63)    (.03)   (.66)    12.07         9.16
  1997 (d)         11.66          .21         .02       .23     (.21)      --    (.21)    11.68         2.01


                                                 Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                           --------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                    Ending         to        to         to        to         to        to
                       Net    Average   Average    Average   Average    Average   Average   Portfolio
                    Assets        Net       Net        Net       Net        Net       Net    Turnover
                     (000)     Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (6/85)
  2000 (e)        $228,600        .85%*    5.14%*      .85%*    5.14%*      .85%*    5.15%*        18%
  1999             260,396        .84      4.94        .84      4.94        .84      4.94          18
  1998             263,632        .84      5.11        .84      5.11        .84      5.11          13
  1997             259,055        .97      5.21        .85      5.33        .85      5.33          34
  1996             248,422       1.01      5.23        .82      5.42        .82      5.42          54
  1995             250,380       1.03      5.59        .80      5.82        .80      5.82          37
CLASS B (2/97)
  2000 (e)           8,527       1.60*     4.41*      1.60*     4.41*      1.60*     4.41*         18
  1999               7,733       1.60      4.20       1.60      4.20       1.60      4.20          18
  1998               3,839       1.59      4.32       1.59      4.32       1.59      4.32          13
  1997 (d)             380       1.59*     4.52*      1.59*     4.52*      1.59*     4.52*         34
CLASS C (6/93)
  2000 (e)          42,849       1.40*     4.60*      1.40*     4.60*      1.40*     4.60*         18
  1999              48,946       1.39      4.39       1.39      4.39       1.39      4.39          18
  1998              45,690       1.39      4.56       1.39      4.56       1.39      4.56          13
  1997              41,649       1.52      4.65       1.40      4.77       1.40      4.77          34
  1996              41,365       1.56      4.67       1.37      4.86       1.37      4.86          54
  1995              37,122       1.58      5.02       1.35      5.25       1.35      5.25          37
CLASS R (2/97)
  2000 (e)          24,180        .65*     5.35*       .65*     5.35*       .65*     5.35*         18
  1999              26,310        .64      5.14        .64      5.14        .64      5.14          18
  1998              26,904        .64      5.31        .64      5.31        .64      5.31          13
  1997 (d)          26,211        .65*     5.57*       .65*     5.57*       .65*     5.57*         34
=====================================================================================================

 *    Annualized.
 ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d)   From commencement of class operations as noted.
(e)   For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                  Investment Operations         Less Distributions
                              -----------------------------  ------------------------
OHIO**                                         Net
                                        Unrealized
               Beginning          Net      Invest-               Net                     Ending
                     Net      Invest-         ment           Invest-                        Net
Year Ended         Asset         ment         Gain              ment  Capital             Asset        Total
May 31,            Value       Income       (Loss)    Total   Income    Gains   Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000 (e)        $11.57         $.29       $(.72)   $(.43)   $(.28)   $  --   $(.28)    $10.86       (3.71)%
  1999             11.74          .58        (.13)     .45     (.58)    (.04)   (.62)     11.57        3.92
  1998             11.41          .60         .38      .98     (.60)    (.05)   (.65)     11.74        8.76
  1997             11.21          .61         .20      .81     (.61)      --    (.61)     11.41        7.38
  1996             11.43          .62        (.21)     .41     (.63)      --    (.63)     11.21        3.59
  1995             11.21          .64         .22      .86     (.64)      --    (.64)     11.43        7.99
CLASS B (2/97)
  2000 (e)         11.56          .24        (.70)    (.46)    (.24)      --    (.24)     10.86       (3.99)
  1999             11.73          .49        (.12)     .37     (.50)    (.04)   (.54)     11.56        3.18
  1998             11.41          .51         .38      .89     (.52)    (.05)   (.57)     11.73        7.89
  1997 (d)         11.42          .17        (.01)     .16     (.17)      --    (.17)     11.41        1.45
CLASS C (8/93)
  2000 (e)         11.56          .25        (.71)    (.46)    (.25)      --    (.25)     10.85       (3.97)
  1999             11.73          .52        (.13)     .39     (.52)    (.04)   (.56)     11.56        3.39
  1998             11.41          .54         .37      .91     (.54)    (.05)   (.59)     11.73        8.12
  1997             11.21          .55         .20      .75     (.55)      --    (.55)     11.41        6.80
  1996             11.43          .55        (.21)     .34     (.56)      --    (.56)     11.21        3.03
  1995             11.20          .57         .23      .80     (.57)      --    (.57)     11.43        7.50
CLASS R (2/97)
  2000 (e)         11.57          .30        (.71)    (.41)    (.30)      --    (.30)     10.86       (3.60)
  1999             11.73          .60        (.12)     .48     (.60)    (.04)   (.64)     11.57        4.22
  1998             11.41          .62         .37      .99     (.62)    (.05)   (.67)     11.73        8.89
  1997 (d)         11.42          .21        (.01)     .20     (.21)      --    (.21)     11.41        1.77
------------------------------------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                   Ending          to        to         to        to         to        to
                      Net     Average   Average    Average   Average    Average   Average   Portfolio
                   Assets         Net       Net        Net       Net        Net       Net    Turnover
                    (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000 (e)       $427,046         .88%*    5.10%*      .88%*    5.10%*      .87%*    5.11%*         7%
  1999            471,075         .85      4.94        .85      4.94        .85      4.94          11
  1998            472,821         .85      5.15        .85      5.15        .85      5.15          15
  1997            463,253         .96      5.32        .89      5.39        .89      5.39          17
  1996            443,077        1.02      5.31        .92      5.41        .92      5.41          31
  1995            445,566        1.03      5.70        .95      5.78        .95      5.78          31
CLASS B (2/97)
  2000 (e)         15,551        1.63*     4.36*      1.63*     4.36*      1.62*     4.37*          7
  1999             14,494        1.61      4.20       1.61      4.20       1.61      4.20          11
  1998              7,422        1.61      4.39       1.61      4.39       1.61      4.39          15
  1997 (d)          1,649        1.60*     4.63*      1.60*     4.63*      1.60*     4.63*         17
CLASS C (8/93)
  2000 (e)         46,637        1.43*     4.55*      1.43*     4.55*      1.42*     4.56*          7
  1999             50,889        1.40      4.39       1.40      4.39       1.40      4.39          11
  1998             47,036        1.40      4.60       1.40      4.60       1.40      4.60          15
  1997             40,713        1.51      4.77       1.44      4.84       1.44      4.84          17
  1996             34,939        1.56      4.75       1.47      4.84       1.47      4.84          31
  1995             28,461        1.58      5.13       1.50      5.21       1.50      5.21          31
CLASS R (2/97)
  2000 (e)        151,704         .68*     5.30*       .68*     5.30*       .67*     5.31*          7
  1999            161,491         .65      5.14        .65      5.14        .65      5.14          11
  1998            162,220         .65      5.35        .65      5.35        .65      5.35          15
  1997 (d)        160,312         .65*     5.65*       .65*     5.65*       .65*     5.65*         17
------------------------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d) From commencement of class operations as noted.
(e) For the six months ended November 30, 1999.

Fund Information




Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations


[Photo of John Nuveen Sr. appears here]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.




NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                            November 30, 1999  Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds



Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds



Dependable, tax-free

income to help

you keep more

of what you earn.



[PHOTO APPEARS HERE]

Kansas

Missouri

Wisconsin



 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                    A Premier Adviser/SM/ for Income Investing

  Contents

 1  Dear Shareholder

 3  Nuveen Flagship Kansas Municipal Bond
    Fund

 7  Nuveen Flagship Kansas Municipal Bond
    Fund Spotlight

 8  Nuveen Flagship Missouri Municipal
    Bond Fund

12  Nuveen Flagship Missouri Municipal
    Bond Fund Spotlight

13  Nuveen Flagship Wisconsin Municipal Bond
    Fund

17  Nuveen Flagship Wisconsin Municipal Bond
    Fund Spotlight

18  Portfolio of Investments

32  Statement of Net Assets

33  Statement of Operations

34  Statement of Changes in Net Assets

36  Notes to Financial Statements

41  Financial Highlights

44  Building a Better Portfolio

45  Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."



Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.

     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching--and reacting to--every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.


                                "We also have a
                                 commitment to
                                 family wealth
                                  management,
                                  which is a
                             positive philosophy
                                that addresses
                              the role of wealth
                                 in our lives
                                and our world."


                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."

     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.

     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.

     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.

     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds--even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
January 15, 2000

SEMIANNUAL REPORT  page 2

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Kansas Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.



Q In an effort to cool any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or 0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE Unlike the highly liquid Treasury bond market--which brings in buyers and sellers from all over the world--the municipal market's performance is highly dependent on local factors of supply and demand.

     Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/--a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .    A commitment to exhaustive research

 .    An active, value-oriented investment style

 .    The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Kansas Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                       SEMIANNUAL REPORT  page 3

                              "This environment
                             allows us to use our
                               excellent credit
                                research staff
                                 to find bonds
                                 which have the
                                 potential for
                                  extra yield
                                without exposure
                                to extra risk."

Q  Have Y2K concerns caused any disruptions in the market?

MIKE Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q  What other national trends did you notice?

MIKE As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q  How did the fund perform for the period ended November 30, 1999?

MIKE Nuveen Flagship Kansas Municipal Bond Fund generated a six-month total return on net asset value of -4.64%, underperforming the Lipper Kansas Municipal Bond Fund category, which reported an average total return of -3.20%. For the one- and five-year periods ended November 30, 1999, the Nuveen fund had an average annualized total return of -4.54% and 6.83%, respectively, compared to the Lipper peer group average total return of -2.55% and 6.20% for the same time periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Kansas Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 35.5% combined federal and state income tax bracket, was -3.34%.** As of November 30, 1999, the fund's SEC 30-day yield was 5.02%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 7.78% on a taxable investment.


Q  Why did the fund underperform its benchmark?

MIKE Our fund invests primarily in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

SEMIANNUAL REPORT  page 4

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers.


Q  What variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, two bonds are scheduled to be called out of the Kansas portfolio in the year 2000 and less than 5% is subject to call in 2001. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.3% on a taxable equivalent basis for taxpayers in the combined 35.5% federal and state income tax bracket.

     Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value. In addition, certain sectors offer attractive yields because they are out of favor in the municipal bond investment community. One such purchase opportunity, identified with the assistance of Nuveen research, was the acquisition of the AA-rated Lawrence Memorial Hospital Revenue bonds. The bonds provided the fund a substantially higher yield than available earlier in the year and offered attractive call protection as well.



  NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

  Top Five Sectors

  Healthcare                            20%
---------------------------------------------
  Tax Obligation (Limited)              20%
---------------------------------------------
  Housing (Multifamily)                 14%
---------------------------------------------
  U.S. Guaranteed                       10%
---------------------------------------------
  Education and Civic Organizations      8%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

                                  "We try to
                                purchase bonds
                                  in sectors
                                where there is
                             limited supply such
                              as transportation
                               and water/sewer."


                                                       SEMIANNUAL REPORT  page 5

                             "In a high tax state
                                such as Kansas,
                                we believe that
                                municipal bonds
                               represent a very
                               attractive option
                                 for investors
                             searching for yield."

 * The Lipper Peer Group returns represent the average annualized total return of the 13 funds in the Lipper Kansas Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and seven funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds. In fact, we've even bought uninsured bonds, paid an insurance company to insure them and reaped an immediate paper profit.


Q  That sounds interesting. Can you give us an example?

MIKE Recently, we took a BBB-rated Puerto Rico highway bond owned by the fund for some time and got it insured in the secondary market. For the minimal cost of the insurance policy, we were able to pick up a AAA rating on the bond, which increased the bond's value more than the cost of the insurance. This isn't as simple to do as it appears. In fact, this is where the advantage of Nuveen's research capabilities comes in handy.


Q  What is your outlook for Nuveen Flagship Kansas Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Kansas, we believe that municipal bonds represent a very attractive option for investors searching for yield.



NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

          AAA/U.S. Guaranteed...........  40%
          AA............................  15%
          A.............................  22%
          BBB/NR........................  23%


As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

SEMIANNUAL REPORT  page 6

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Quick Facts

                                      A Shares        B Shares         C Shares      R Shares
NAV                                     $ 9.76          $ 9.69           $ 9.77        $ 9.81
---------------------------------------------------------------------------------------------
Fund Symbol                              FKSTX             N/A              N/A           N/A
---------------------------------------------------------------------------------------------
CUSIP                                67065R101       67065R200        67065R309     67065R408
---------------------------------------------------------------------------------------------
Inception Date                            1/92            2/97             2/97          2/97
---------------------------------------------------------------------------------------------

Total Returns (Annualized)+

                                    A Shares             B Shares       C Shares     R Shares
                                 NAV      Offer       NAV      w/CDSC     NAV          NAV
1-Year                          -4.54%   -8.55%      -5.39%   -9.02%     -5.13%      -4.37%
---------------------------------------------------------------------------------------------
1-Year TER*                     -1.93%   -6.05%      -3.18%   -6.81%     -2.81%      -1.63%
---------------------------------------------------------------------------------------------
5-Year                           6.83%    5.91%       5.99%    5.84%      6.38%       7.07%
---------------------------------------------------------------------------------------------
Since Inception                  5.73%    5.15%       4.99%    4.99%      5.31%       5.87%
---------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).


Tax-Free Yields
                               A Shares         B Shares   C Shares   R Shares
                            NAV        Offer       NAV        NAV        NAV
SEC 30-Day Yield            5.02%      4.81%      4.28%      4.48%      5.23%
---------------------------------------------------------------------------------
Taxable Equivalent Yield    7.78%      7.46%      6.64%      6.95%      8.11%

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

12/1998  .0425
1/1999   .0425
2/1999   .0425
3/1999   .0425
4/1999   .0410
5/1999   .0410
6/1999   .0410
7/1999   .0410
8/1999   .0410
9/1999   .0410
10/1999  .0410
11/1999  .0410

Portfolio Statistics

Total Net Assets           $120.6 million
-----------------------------------------
Average Effective
Maturity                      21.22 years
-----------------------------------------
Average Duration                      9.8
-----------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                       SEMIANNUAL REPORT  page 7

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND


From the Portfolio Manager's Perspective


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Missouri Municipal Bond Fund.



Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.



Nuveen Flagship Missouri Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.


Q In an effort to cool any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or 0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent on local factors of supply and demand.

     Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


Q Have Y2K concerns caused any disruptions in the market?

MIKE Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

SEMIANNUAL REPORT  page 8

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q What other national trends did you notice?

MIKE As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q How did the fund perform for period ended November 30, 1999?

MIKE Nuveen Flagship Missouri Municipal Bond Fund generated a six-month total return on net asset value of -3.87%, underperforming the Lipper Missouri Municipal Bond Fund category, which reported an average total return of -3.44%. For the one-, five- and 10-year periods ended November 30, 1999, the Nuveen fund had an average annualized total return of -3.42%, 6.67% and 6.54%, respectively, compared to the Lipper peer group average total returns of -3.17%, 6.66% and 6.14% for the same time periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Missouri Municipal Bond Fund's taxable equivalent total return, for investors in the 35% combined federal and state income tax bracket, was -2.53%.** As of November 30, 1999, the fund's SEC 30-day yield was 5.00%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.69% on a taxable investment.


Q Why did the fund underperform its benchmark?

MIKE Our fund invests primarily in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.


                              "This environment
                             allows us to use our
                               excellent credit
                                research staff
                                 to find bonds
                                which have the
                                 potential for
                                  extra yield
                               without exposure
                                to extra risk."


                                                       SEMIANNUAL REPORT  page 9

     "We try to
   purchase bonds
     in sectors
   where there is
limited supply such
 as transportation
 and water/sewer."

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers.

Q What variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, only 2.3% of the Missouri portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.2% on a taxable equivalent basis for taxpayers in the combined 35% federal and state income tax bracket.

     Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value.

     Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds. In fact, we've even bought uninsured bonds, paid an insurance company to insure them and reaped an immediate paper profit.

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Top Five Sectors

Tax Obligation (Limited)                 16%
--------------------------------------------
Healthcare                               15%
--------------------------------------------
Housing (Multifamily)                    12%
--------------------------------------------
U.S. Guaranteed                          11%
--------------------------------------------
Long-Term Care                           11%
--------------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.



SEMIANNUAL REPORT  page 10

     For instance, during the period the fund purchased a non-rated bond issued by the Howard Bend Levee District yielding about 6 percent. At the time of purchase, the fund obtained a 0.70 percentage point yield advantage over AAA bonds issued at the same time. Nuveen research believes that the underlying credit quality of this bond is a solid A rating.

     Another purchase was the City of Lees Summit Industrial Development Authority bonds for an expansion of the John Knox Village, a non-rated retirement facility. Because Nuveen research was already familiar with this credit, the fund was able to act quickly to purchase these bonds at an attractive yield.


NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Bond Credit Quality

         [PIE CHART APPEARS HERE]

      AAA/U.S. Guaranteed..........  49%
      AA...........................  13%
      A............................  10%
      BBB/NR.......................  28%


As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

Q What is your outlook for Nuveen Flagship Missouri Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Missouri, we believe that municipal bonds represent a very attractive option for investors searching for yield.


* The Lipper Peer Group returns represent the average annualized total return of the 20 funds in the Lipper Missouri Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and 14 and five funds for the five- and 10-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


                                                      SEMIANNUAL REPORT  page 11

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                  $10.42       $10.42       $10.41       $10.42
-----------------------------------------------------------------------
Fund Symbol           FMOTX          N/A        FMOCX          N/A
-----------------------------------------------------------------------
CUSIP             67065R812    67065R796    67065R788    67065R770
-----------------------------------------------------------------------
Inception Date         8/87         2/97         2/94         2/97
-----------------------------------------------------------------------


Total Returns (Annualized)+

                   A Shares            B Shares        C Shares    R Shares
                 NAV      Offer      NAV     w/CDSC       NAV         NAV
1-Year         -3.42%    -7.50%    -4.07%    -7.74%     -3.95%      -3.22%
--------------------------------------------------------------------------------
1-Year TER*    -0.76%    -4.95%    -1.82%    -5.50%     -1.59%      -0.45%
--------------------------------------------------------------------------------
5-Year          6.67%     5.76%     5.97%     5.81%      6.10%       6.79%
--------------------------------------------------------------------------------
10-Year         6.54%     6.09%     6.05%     6.05%      5.96%       6.61%
--------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).


Tax-Free Yields

                               A Shares       B Shares    C Shares    R Shares
                             NAV     Offer       NAV         NAV         NAV
SEC 30-Day Yield            5.00%    4.79%      4.24%       4.45%       5.20%
-------------------------------------------------------------------------------
Taxable Equivalent Yield    7.69%    7.37%      6.52%       6.85%       8.00%


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

Month        Amount
12/1998      $.0460
1/1999        .0455
2/1999        .0455
3/1999        .0455
4/1999        .0455
5/1999        .0455
6/1999        .0455
7/1999        .0455
8/1999        .0455
9/1999        .0455
10/1999       .0455
11/1999       .0455

Portfolio Statistics

Total Net Assets     $229.0 million
-----------------------------------
Average Effective
Maturity                19.65 years
-----------------------------------
Average Duration               8.22
-----------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



SEMIANNUAL REPORT  page 12

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship Wisconsin Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.


Q In an effort to cool any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or 0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent on local factors of supply and demand.

     Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.


Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.


Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Wisconsin Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                      SEMIANNUAL REPORT  page 13

Q Have Y2K concerns caused any disruptions in the market?

MIKE Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q What other national trends did you notice?

MIKE As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q How did the fund perform for the period ended November 30, 1999?

MIKE Nuveen Flagship Wisconsin Municipal Bond Fund generated a six-month total return on net asset value of -5.80%, underperforming the Lipper Other States Municipal Debt category, which reported an average total return of -3.29%. For the one-year period ending November 30, 1999, the Nuveen fund had a total return of -5.72%, compared to the Lipper peer group average total return of -2.86%.* For the five-year period, the Nuveen fund reported a 6.18% average annual total return compared with the Lipper peer group return of 6.40%.

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Wisconsin Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 35.5% combined federal and state income tax bracket, was -4.59%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.73%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 7.33% on a taxable investment.



                              "This environment
                             allows us to use our
                               excellent credit
                                research staff
                                 to find bonds
                                which have the
                                 potential for
                                  extra yield
                               without exposure
                                to extra risk."


SEMIANNUAL REPORT  page 14

Q  Why did the fund underperform its benchmark?

MIKE The Lipper Other States Municipal Debt category includes bond funds with short and intermediate maturities. In contrast, our fund invests primarily in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform.

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price as the market recovers.


Q  What variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the next year or so. Bonds with longer calls can generally be found in the primary or new issue market.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.3% on a taxable equivalent basis for taxpayers in the combined 35.5% federal and state income tax bracket.

     Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value.


  NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

  Top Five Sectors

  Tax Obligation (Limited)                     54%
----------------------------------------------------
  U.S. Guaranteed                               9%
----------------------------------------------------
  Housing (Multifamily)                         8%
----------------------------------------------------
  Long-Term Care                                7%
----------------------------------------------------
  Education and Civic Organizations             7%
----------------------------------------------------

  As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


                                                      SEMIANNUAL REPORT  page 15

    "In a high tax state such as Wisconsin, we believe that municipal bonds represent a very attractive option for investors searching for yield."


  * The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and 47 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


     Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds.

     Due to a scarcity of issuance, finding attractive double-tax exempt bonds in the Wisconsin municipal market can be especially challenging, even though overall nationwide demand for municipal bonds is weak. As a result, when double-tax exempt bonds do become available in Wisconsin, they are often overpriced relative to the credit risk inherent in the issue. Still, values can be uncovered. As a constant participant in the Wisconsin municipal market, the fund is able to take advantage of these limited opportunities when they become available.

     For example, we recently purchased $1 million of AAA-rated Madison Community Development Authority bonds for the Glentree Glen Apartments. The fund received an excellent yield for this rare AAA-rated, double-tax exempt Wisconsin credit maturing in 2029. By purchasing a total of five new double-tax exempt bonds for the fund, we were able to increase our percentage of direct Wisconsin double-tax exempt bonds to 70% at November 30, 1999. The remaining holdings, issues from Puerto Rico, Guam and the Virgin Islands are also double-tax exempt.

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed..............  38%
AA...............................  15%
A................................  15%
BBB/NR...........................  32%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

Q  What is your outlook for Nuveen Flagship Wisconsin Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Wisconsin, we believe that municipal bonds represent a very attractive option for investors searching for yield.

SEMIANNUAL REPORT  page 16

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                   $9.39        $9.41        $9.41        $9.42
-----------------------------------------------------------------------
Fund Symbol           FWIAX          N/A          N/A          N/A
-----------------------------------------------------------------------
CUSIP             67065R721    67065R713    67065R697    67065R689
-----------------------------------------------------------------------
Inception Date         6/94         2/97         2/97         2/97
-----------------------------------------------------------------------


Total Returns (Annualized)+

                        A Shares           B Shares         C Shares    R Shares
                     NAV      Offer      NAV      w/CDSC       NAV         NAV
1-Year             -5.72%    -9.70%    -6.52%    -10.12%     -6.21%      -5.50%
----------------------------------------------------------------------------------
1-Year TER*        -3.28%    -7.37%    -4.51%     -8.11%     -4.08%      -2.95%
----------------------------------------------------------------------------------
5-Year              6.18%     5.28%     5.52%      5.36%      5.75%       6.36%
----------------------------------------------------------------------------------
Since Inception     4.65%     3.84%     4.01%      3.86%      4.23%       4.81%
----------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).


Tax-Free Yields

                               A Shares       B Shares    C Shares    R Shares
                             NAV     Offer       NAV         NAV         NAV
SEC 30-Day Yield            4.73%    4.53%      3.98%       4.18%       4.93%
--------------------------------------------------------------------------------
Taxable Equivalent Yield    7.33%    7.02%      6.17%       6.48%       7.64%


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

Month       Amount
12/1998     $.0400
1/1999       .0380
2/1999       .0380
3/1999       .0380
4/1999       .0380
5/1999       .0380
6/1999       .0380
7/1999       .0380
8/1999       .0365
9/1999       .0365
10/1999      .0365
11/1999      .0365


Portfolio Statistics

Total Net Assets     $37.9 million
----------------------------------
Average Effective
Maturity               21.43 years
----------------------------------
Average Duration             10.59
----------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                      SEMIANNUAL REPORT  page 17

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Kansas Municipal Bond Fund
                        November 30, 1999

 Principal                                                                               Optional Call                      Market
    Amount      Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 3.6%

$1,000,000      Dodge City, Kansas, Pollution Control Revenue Refunding Bonds              5/02 at 102          Aa3     $1,054,530
                  (Excel Corporation Project/Cargill), Series 1992, 6.625%, 5/01/05

 3,700,000      Ford County, Kansas, Sewage and Solid Waste Disposal Revenue               6/08 at 102           A+      3,288,338
                  Bonds (Excel Corporation Project/Cargill), Series 1998,
                  5.400%, 6/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 3.9%

 4,550,000      City of Clearwater, Kansas, Pollution Control Refunding Revenue            2/02 at 101           A+      4,693,917
                  Bonds (Vulcan Materials Company), Series 1992, 6.375%, 2/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.6%

   650,000      Wichita Airport Authority, Kansas, Airport Facilities Refunding            3/02 at 102           AA        694,941
                  Revenue Bonds (Wichita Airport Hotel Associates, LP Project),
                  Series 1992, 7.000%, 3/01/05
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.5%

 2,000,000      Garden City, Kansas, Sewage Disposal Revenue Bonds, Series 1997            9/07 at 102         BBB+      1,853,040
                  (Monfort, Inc. [ConAgra, Inc. -- Guarantor] Project), 5.750%,
                  9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 7.5%

                City of Olathe, Kansas, Educational Facilities Refunding and
                Improvement Revenue Bonds (MidAmerica Nazarene University Project),
                Series 1998:
 1,220,000        5.550%, 4/01/13                                                          4/08 at 100          N/R      1,148,008
 1,000,000        5.700%, 4/01/18                                                          4/08 at 100          N/R        909,830

                City of Olathe, Kansas, Educational Facilities Revenue Bonds (Kansas
                Independent College Association Pooled Educational Loan Program),
                Series C 1998 - Fixed Rate Bonds, Baker University Project:
   940,000        5.400%, 10/01/13                                                        10/08 at 100          N/R        874,454
 1,000,000        5.600%, 10/01/18                                                        10/08 at 100          N/R        912,750

 1,500,000      Puerto Rico Industrial, Tourist, Educational, Medical and                  2/09 at 101          BBB      1,369,245
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, Series 1999 (Ana G. Mendez University
                  System Project), 5.375%, 2/01/19

 3,860,000      Washburn University of Topeka, Building Revenue Bonds (Topeka,             7/09 at 100          AAA      3,875,093
                  Kansas), Series 1999 (Learning Living Center Project), 6.000%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 20.2%

 5,630,000      Colby, Kansas, Health Facilities Refunding Revenue Bonds                   8/08 at 100          N/R      4,911,331
                  (Citizens Medical Center, Inc.), Series 1998, 5.625%, 8/15/16

 2,815,000      Kansas Development Finance Authority, Health Facilities Revenue           11/06 at 100          AAA      2,798,392
                  Bonds (Stormont-Vail HealthCare, Inc.), Series 1996F -- Tax Exempt,
                  5.800%, 11/15/16

 2,150,000      Kansas Development Finance Authority, Health Facilities Revenue           11/06 at 100          AAA      2,106,828
                  Bonds (Stormont-Vail HealthCare, Inc.), Series 1996G -- Tax Exempt,
                  5.800%, 11/15/21

                City of Lawrence, Kansas, Hospital Revenue Bonds, Series 1994
                (The Lawrence Memorial Hospital):
 1,075,000        6.200%, 7/01/14                                                          7/04 at 100           A3      1,082,375
   400,000        6.200%, 7/01/19                                                          7/04 at 100           A3        395,284

                City of Lawrence, Kansas, Hospital Revenue Bonds, Series 1999
                (The Lawrence Memorial Hospital):
   930,000        6.000%, 7/01/19                                                          7/09 at 100           AA        914,702
 1,110,000        5.750%, 7/01/24                                                          7/09 at 100           AA      1,038,705

                City of Newton, Kansas, Hospital Refunding Revenue Bonds, Series 1998A
                (Newton Healthcare Corporation):
 1,000,000        5.700%, 11/15/18                                                        11/08 at 100         BBB-        884,220
 1,750,000        5.750%, 11/15/24                                                        11/08 at 100         BBB-      1,516,568

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   100,000     Puerto Rico Industrial, Tourist, Educational, Medical and                   1/05 at 102          AAA    $  102,753
                  Environmental Control Facilities Financing Authority, Hospital Revenue
                  Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                  6.250%, 7/01/24

  1,800,000     City of Salina, Kansas, Hospital Revenue Bonds (Salina Regional            10/09 at 100          AAA      1,731,654
                  Health Center Inc.), Series 1999, 5.750%, 10/01/29

  1,500,000     University of Kansas Hospital Authority, Health Facilities                  9/09 at 100          AAA      1,407,645
                  Revenue Bonds (KU Health System), Series 1999A, 5.550%, 9/01/26

  5,000,000     City of Wichita, Kansas, Hospital Facilities Improvement and               11/09 at 101           A+      4,903,900
                  Refunding Revenue Bonds, Series XI of 1999 (Via Christi Health System,
                  Inc.), 6.250%, 11/15/24

    450,000     CSJ Health System of Wichita, Inc. (Kansas), Revenue Bonds,                11/01 at 102           A+        480,902
                  Series 1991X, 7.000%, 11/15/18
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.3%

    965,000     Kansas City, Kansas, Multifamily Housing Revenue Refunding Bonds,           7/01 at 100          AAA        978,356
                  Series 1994 (FHA-Insured Mortgage Loan - Rainbow Towers Project),
                  6.700%, 7/01/23

                Kansas Development Finance Authority, Multifamily Housing Revenue Bonds
                (Park Apartments Project), Series 1996:
    325,000       5.700%, 12/01/09 (Alternative Minimum Tax)                               12/06 at 100          AAA        325,000
    665,000       5.900%, 12/01/14 (Alternative Minimum Tax)                               12/06 at 100          AAA        668,405
  1,150,000       6.000%, 12/01/21 (Alternative Minimum Tax)                               12/06 at 100          AAA      1,123,930

  5,000,000     Kansas Development Finance Authority, Multifamily Housing                  12/08 at 101          N/R      4,569,150
                  Refunding Revenue Bonds (First Kansas State Partnership,
                  LP Project), Series 1998Y, 6.125%, 12/01/28 (Alternative Minimum Tax)

                Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds
                (Barrington Park Apartments Project), Series 1993A:
    445,000       6.300%, 2/01/09                                                           2/03 at 102           AA        457,166
    475,000       6.400%, 2/01/10                                                           2/03 at 102           AA        487,953
  2,000,000       6.450%, 2/01/18                                                           2/03 at 102           AA      2,054,460
  1,000,000       6.500%, 2/01/23                                                           2/03 at 102           AA      1,020,500

  1,000,000     City of Olathe, Kansas, Multifamily Housing Refunding Revenue               6/04 at 102          AAA      1,030,430
                   Bonds (Federal National Mortgage Association Program - Deerfield
                   Apartments Project), Series 1994A, 6.450%, 6/01/19

                City of Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds
                (The Shore Apartments Project), Series XI-A, 1994:
  1,500,000       6.700%, 4/01/19                                                           4/09 at 102           AA      1,565,220
  2,000,000       6.800%, 4/01/24                                                           4/09 at 102           AA      2,103,100

    900,000     City of Wichita, Kansas, Multifamily Housing Revenue Bonds                 11/05 at 102            A        870,840
                  (Brentwood Apartments Project), Senior Lien Series IX-A,
                  1995, 5.850%, 12/01/25
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.1%

  2,410,000     Kansas City, Kansas, GNMA Collateralized Mortgage Revenue Bonds,            5/05 at 103          Aaa      2,302,153
                  Series 1995, 5.900%, 11/01/27 (Alternative Minimum Tax)

    230,000     City of Olathe, Kansas, Labette County, Kansas, Collateralized              2/05 at 105          Aaa        247,933
                  Single Family Mortgage Refunding Revenue Bonds, Series 1994C-I,
                  7.800%, 2/01/25

  1,360,000     Sedgwick County, Kansas and Shawnee County, Kansas, Single Family          No Opt. Call          Aaa      1,473,370
                  Mortgage Revenue Bonds (Mortgaged-Backed Securities Program),
                  1997 Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

  1,210,000     Sedgwick County, Kansas and Shawnee County, Kansas, Single Family           6/08 at 105          Aaa      1,252,519
                  Mortgage Revenue Bonds (Mortgaged-Backed Securities Program),
                  1998 Series A1, 0.000%, 12/01/22 (Alternative Minimum Tax)

    855,000     Sedgwick County, Kansas and Shawnee County, Kansas,                        11/04 at 105          Aaa        918,458
                  Collateralized Single Family Mortgage Refunding Revenue Bonds,
                  Series 1994A-III, 8.125%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.5%

  1,350,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1994               7/04 at 102          AAA      1,478,264
                  (General Obligation Bonds), 6.450%, 7/01/17

    350,000     Unified School District No. 437 (Auburn-Washburn), Shawnee                  3/02 at 100          AAA        365,295
                  County, Kansas, General Obligation Refunding Bonds,
                  Series 1992, 6.600%, 9/01/09


                                          Portfolio of Investments (Unaudited)
                                          Nuveen Flagship Kansas Municipal Bond Fund (continued)
                                          November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount      Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.1%

$ 1,700,000     State of Kansas Department of Transportation, Highway Revenue               9/02 at 102          AA+     $1,799,586
                  Bonds, Series 1992A, 6.000%, 9/01/12

  1,780,000     State of Kansas Department of Transportation, Highway Revenue               9/09 at 100          AA+      1,658,675
                  Bonds, Series 1999, 5.250%, 9/01/19

  1,050,000     Kansas Development Finance Authority, Revenue Bonds, Series T              12/00 at 102          N/R      1,080,912
                  of 1992 (Kansas Highway Patrol Central Training Facility),
                  6.600%, 12/01/07

  10,525,000    Puerto Rico Highway and Transportation Authority, Highway                   7/16 at 100            A      9,713,207
                  Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

  1,620,000     Puerto Rico Highway and Transportation Authority,                           7/08 at 101            A      1,357,560
                  Transportation Revenue Bonds, Series A,
                  5.000%, 7/01/38

     20,000     Puerto Rico Infrastructure Finance Authority, Special Tax                   1/00 at 101         BBB+         20,255
                  Revenue Bonds, Series 1988A, 7.750%, 7/01/08

    250,000     Shawnee County, Kansas, Certificates of Participation, Series               7/09 at 100          N/R        215,688
                  1999A (Shawnee Community Mental Health Center, Inc. Project),
                  5.350%, 7/01/19

  2,250,000     Topeka Public Building Commission (Kansas), Revenue Bonds,                  6/09 at 100          AAA      1,928,453
                  Series 1998 (State of Kansas - 10th
                  and Jackson Projects), 5.000%, 6/01/31

  2,000,000     Virgin Islands Public Finance Authority, Revenue and                       10/08 at 101         BBB-      1,812,180
                  Refunding Bonds (Virgin Islands Matching
                  Fund Loan Notes), Series 1998A (Senior Lien/Refunding),
                  5.625%, 10/01/25

  2,000,000     Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-      1,994,200
                  (Virgin Islands Gross Receipts Taxes Loan
                  Note), Series 1999A, 6.375%, 10/01/19

  14,025,000    The Unified Government of Wyandotte County/Kansas City,                    No Opt. Call          AAA      2,486,633
                  Kansas, Sales Tax Special Obligation
                  Revenue Bonds (Kansas International Speedway Corporation
                  Project), Series 1999, 0.000%, 12/01/27

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.2%

  1,500,000     Puerto Rico Ports Authority, Special Facilities Revenue                     6/06 at 102          BBB-     1,505,775
                  Bonds, 1996 Series A (American Airlines,
                  Inc. Project), 6.250%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.2%

    440,000     Unified School District No. 340, Jefferson County, Kansas,                  9/04 at 100           AAA       472,595
                  General Obligation Bonds, Series 1994,
                  6.350%, 9/01/14 (Pre-refunded to 9/01/04)

 12,475,000     Johnson County (Kansas), Residual Revenue and Refunding Bonds              No Opt. Call           Aaa     6,259,955
                  Series 1992, 0.000%, 5/01/12

  1,000,000     Commonwealth of Puerto Rico, Public Improvement Bonds, of               7/04 at 101 1/2           AAA     1,095,010
                  1994 (General Obligation Bonds),
                  6.450%, 7/01/17 (Pre-refunded to 7/01/04)

     80,000     Puerto Rico Highway and Transportation Authority, Highway               7/02 at 101 1/2           AAA        85,771
                  Revenue Bonds, Series T,
                  6.625%, 7/01/18 (Pre-refunded to 7/01/02)

  3,120,000     Reno County, Kansas and Labette County, Kansas, Single Family              No Opt. Call           Aaa     1,224,662
                  Mortgage Revenue Bonds, Series 1983A, 0.000%, 12/01/15

  2,095,000     Reno County, Kansas, Sedwick County, Kansas and Finney                     No Opt. Call           AAA       797,567
                  County, Kansas, Single Family Mortgage
                  Revenue Bonds, Series 1984A, 0.000%, 4/01/16

  2,250,000     City of Wichita, Kansas, Revenue Bonds (CSJ Health System of               11/01 at 102         A+***     2,413,778
                  Wichita, Inc.), Series 1985 XXV
                  (Remarketed), 7.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.2%

  1,500,000     City of Gardner, Kansas, Electric Utility System Revenue                   11/01 at 101           N/R     1,560,135
                  Bonds, Series 1992 Refunding,
                  7.000%, 11/01/09

                Kansas City, Kansas, Utility System Refunding and Improvement
                  Revenue Bonds, Series 1994:
  2,500,000       6.250%, 9/01/14                                                           9/04 at 102           AAA     2,664,025
  1,010,000       6.375%, 9/01/23                                                           9/04 at 102           AAA     1,033,917

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                  Series T:
    215,000       6.125%, 7/01/08                                                           7/04 at 102          BBB+       227,121
    150,000       6.000%, 7/01/16                                                           7/04 at 102          BBB+       151,982

  5,000,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,                 No Opt. Call           AAA     1,838,750
                  Series O, 0.000%, 7/01/17

                                          20


   Principal                                                                               Optional Call                      Market
      Amount    Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer--2.9%

$  3,000,000    Kansas Development Finance Authority, Water Pollution Control              11/03 at 102          AA+   $  3,101,520
                  Revolving Fund Revenue Bonds, 1993 SRF Series II (Leveraged Bonds),
                  6.000%, 11/01/14

     350,000    City of Newton, Kansas, Wastewater Treatment System Refunding Revenue       3/02 at 102          N/R        375,783
                  Bonds, Series 1998, 7.125%, 3/01/12

------------------------------------------------------------------------------------------------------------------------------------
$146,225,000    Total Investments--(cost $121,267,083)--98.8%                                                           119,117,602
============------------------------------------------------------------------------------------------------------------------------

                Short-Term Investments--0.7%

$    795,000    Kansas Development Finance Authority, Revenue Bonds (Village Shalom                             A-1+        795,000
============      Obligated Group), Series 1998BB, Variable Rate Demand Revenue Bonds,
                  3.700%, 11/15/28+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities--0.5%                                                                         685,222
                --------------------------------------------------------------------------------------------------------------------
                Net Assets--100%                                                                                       $120,597,824
                ====================================================================================================================




* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                 See accompanying notes to financial statements.

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Missouri Municipal Bond Fund
                        November 30, 1999

 Principal                                                                               Optional Call                      Market
    Amount      Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.9%

$2,075,000      Missouri Economic Development, Export and Infrastructure Board,           12/01 at 102          N/R     $2,151,070
                  Industrial Development Revenue Refunding Bonds (Drury Inn Project),
                  Series 1988 Remarketing, 8.250%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 3.1%

 3,000,000      The Industrial Development Authority of the County of Cape Girardeu,       5/08 at 101           AA      2,631,660
                  Missouri, Solid Waste Disposal Revenue Bonds (The Procter and Gamble
                  Products Company Project), 1998 Series, 5.300%, 5/15/28
                  (Alternative Minimum Tax)

 5,100,000      Missouri State Development Finance Board, Solid Waste Disposal            No Opt. Call           AA      4,445,925
                  Revenue Bonds (Procter and Gamble Paper Products Company Project),
                  Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.5%

 1,000,000      Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,      2/02 at 102            A      1,040,180
                  Series 1992 Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum Tax)

 4,190,000      Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,      2/04 at 102            A      4,318,675
                  Series 1994F, 6.750%, 2/15/09 (Alternative Minimum Tax)

 1,155,000      Health and Educational Facilities Authority of the State of Missouri,     No Opt. Call           AA      1,078,828
                  Educational Facilities Revenue Bonds (Rockhurst University),
                  Series 1999, 5.500%, 10/01/25

 3,630,000      Health and Educational Facilities Authority of the State of Missouri,      6/04 at 102           A2      3,725,033
                  Educational Facilities Revenue Bonds (University of Health Sciences
                  Project) Series 1994, 6.350%, 6/01/14

                Health and Educational Facilities Authority of the State of Missouri,
                Educational Facilities Revenue Bonds (Maryville University of Saint
                Louis Project), Series 1997:
 1,475,000        5.625%, 6/15/13                                                          6/07 at 101         Baa1      1,457,094
 1,000,000        5.750%, 6/15/17                                                          6/07 at 101         Baa1        959,990

 2,000,000      Health and Educational Facilities Authority of the State of Missouri,     11/08 at 101          AA+      1,665,000
                  Educational Facilities Revenue Bonds (Washington University), Series
                  1998A, 5.000%, 11/15/37

 1,100,000      Health and Educational Facilities Authority of the State of Missouri,     10/08 at 100          N/R        934,406
                  Educational Facilities Revenue Bonds (The Barstow School), Series
                  1998, 5.250%, 10/01/23

 2,000,000      Health and Educational Facilities Authority of the State of Missouri,      1/10 at 100           AA      1,910,500
                  Educational Facilities Revenue Bonds (Central Institute for the Deaf),
                  Series 1999, 5.850%, 1/01/22

                Health and Educational Facilities Authority of the State of Missouri,
                Educational Facilities Revenue Bonds (Stephens College Issue),
                Series 1999:
   500,000        5.875%, 6/01/19                                                          6/08 at 102           A1        484,225
   900,000        6.000%, 6/01/24                                                          6/08 at 102           A1        878,022
 1,195,000        6.000%, 6/01/29                                                          6/08 at 102           A1      1,158,887

                The Industrial Development Authority of the City of St. Louis, Missouri,
                Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
                Project), Series 1992:
   650,000        7.625%, 12/01/09 (Alternative Minimum Tax)                              12/02 at 102          N/R        680,154
 1,000,000        7.750%, 12/01/13 (Alternative Minimum Tax)                              12/02 at 102          N/R      1,049,750
   500,000        7.875%, 12/01/24 (Alternative Minimum Tax)                              12/02 at 102          N/R        526,555
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 14.8%

   415,000      Dent County Industrial Development Authority, Industrial Development       6/01 at 102          N/R        431,642
                  Revenue Bonds (Southeast Missouri Community Treatment
                  Center), 8.500%, 6/01/12

   775,000      Farmington Industrial Development Authority, Revenue Bonds,                6/01 at 102          N/R        806,078
                  Series 1992 (Southeast Missouri Community Treatment Center
                  Project), 8.500%, 6/01/12

                The Industrial Development Authority of the County of Jackson, State of
                Missouri, Health Care System Revenue Bonds, Saint Joseph Health Center
                Issue, Series 1992:
 1,910,000        6.500%, 7/01/12                                                          7/02 at 102          AAA      2,015,795
 6,250,000        6.500%, 7/01/19                                                          7/02 at 102          AAA      6,450,188

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   500,000     The Industrial Development Authority of the City of Joplin,                12/07 at 101          AA-     $  457,560
                  Missouri, Revenue Bonds (Catholic Health Initiatives),
                  Series 1997A,  5.125%, 12/01/15

  2,565,000     Health and Educational Facilities Authority of the State of                 2/02 at 102          AAA      2,678,399
                  Missouri, Health Facilities Revenue Bonds (Health Midwest),
                  Series 1992B,  6.250%, 2/15/12

    555,000      Health and Educational Facilities Authority of the State of               11/02 at 102         BBB+        576,695
                   Missouri, Health Facilities Revenue Bonds (Heartland Health
                   System Project), Series 1992,  6.875%, 11/15/04

                 Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (BJC Health System),  Series 1994A:
  2,450,000        6.750%, 5/15/12                                                         No Opt. Call           AA      2,760,121
    650,000        6.500%, 5/15/20                                                          5/04 at 102           AA        691,009

                Health and Educational Facilities Authority of the State of Missouri,
                Health Facilities Revenue Bonds (Freeman Health System Project),
                Series 1998:
  3,700,000       5.250%, 2/15/18                                                           2/08 at 102         BBB+      3,195,912
  1,675,000       5.250%, 2/15/28                                                           2/08 at 102         BBB+      1,383,399

    395,000     Health and Educational Facilities Authority of the State of                 2/06 at 102         BBB+        392,480
                  Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                  General Hospital Inc.),  Series 1996,  6.500%, 2/15/21

    790,000     Health and Educational Facilities Authority of the State of Missouri,      11/06 at 100         BBB+        649,870
                  Health Facilities Revenue Bonds (Capital Region Medical Center)
                  Series 1998,  5.250%, 11/01/23

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (Lester Cox Medical
                Center), Series 1992H:
  2,650,000       0.000%, 9/01/17                                                          No Opt. Call          AAA        924,612
  4,740,000       0.000%, 9/01/21                                                          No Opt. Call          AAA      1,266,528
  6,300,000       0.000%, 9/01/22                                                          No Opt. Call          AAA      1,580,796

  1,000,000     State Environmental Improvement and Energy Resource Authority              No Opt. Call           A3      1,016,650
                   (Missouri), Pollution Control Revenue Refunding Bonds,
                   American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09

  3,000,000     The Industrial Development Authority of the County of Taney,                5/08 at 101         BBB+      2,505,390
                  Missouri, Hospital Revenue Bonds (The Skaggs Community Hospital
                  Association), Series 1998,  5.400%, 5/15/28

                The Industrial Development Authority of the City of West Plains, Missouri,
                Hospital Facilities Revenue Bonds (Ozark Medical Center), Series 1997:
    500,000       5.500%, 11/15/12                                                         11/07 at 101          N/R        431,785
  2,095,000       5.600%, 11/15/17                                                         11/07 at 101          N/R      1,754,521
  2,230,000       5.650%, 11/15/22                                                         11/07 at 101          N/R      1,827,307
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.7%

  1,630,000     The Industrial Development Authority of the City of Lees Summit,           10/09 at 100          AAA      1,601,459
                  Missouri, Multifamily Housing Revenue Bonds (Crossroads of
                  Lees Summit Apartments Project), Series 1999A, 6.100%, 4/01/24
                  (Alternative Minimum Tax)

    885,000     Missouri Housing Development Commission, Multifamily Housing               12/05 at 103          N/R        885,000
                  Revenue Bonds, Series 1995A (Primm Place Apartments Project),
                  6.250%, 12/01/17 (Alternative Minimum Tax)

  1,000,000     Missouri Housing Development Commission, Multifamily Housing                6/08 at 100          AAA        895,360
                  Revenue Refunding Bonds (FHA-Insured Mortgage Loans), Series 1998,
                  5.450%, 6/01/28 (Alternative Minimum Tax)

  2,815,000     Missouri Housing Development Commission, Multifamily Housing                4/08 at 102          N/R      2,630,083
                  Revenue Bonds (The Mansion Apartments Phase II Project), Series 1999,
                  6.125%, 10/01/22 (Alternative Minimum Tax)

    655,000     The Industrial Development Authority of the City of Raytown,                1/07 at 100          AAA        616,394
                  Missouri, Multifamily Housing Refunding Revenue Bonds (Brittany
                  Place Apartments Project), Series A of 1997, 5.600%, 1/01/21
                  (Alternative Minimum Tax)

  2,000,000     Housing Authority of St. Louis County, Missouri, Multifamily                3/05 at 102          AAA      2,061,100
                  Housing Revenue Refunding Bonds (Kensington Square Apartments
                  Project), Series 1995,  6.650%, 3/01/20

  9,105,000     The Industrial Development Authority of the County of St. Louis,            8/06 at 105          AAA      9,563,983
                  Missouri, Multifamily Housing Revenue Bonds, Series 1996A
                  (GNMA Mortgage-Backed Securities - Covington Manor
                  Apartments),  6.875%, 8/20/36 (Alternative Minimum Tax)

  3,685,000     Industrial Development Authority of the County of St Louis,                 1/08 at 100          AAA      3,360,167
                  Missouri, Multifamily Housing Revenue Refunding Bonds (Bonhomme
                  Village Apartments Project), Series 1997A,  5.450%, 1/01/28

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Missouri Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$   500,000    Industrial Development Authority of the County of St. Louis, Missouri,         3/09 at 102         AAA    $   438,990
                Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized - Lucas
                Hunt Village Apartments Project), Series 1999A, 5.200%, 9/20/31

  1,550,000    The Industrial Development Authority of the County of St. Louis, Missouri,    8/08 at 102         AAA      1,427,380
                Multifamily Housing Revenue Bonds, Series 1999B (GNMA Collateralized
                - Glen Trails West Apartments Project), 5.700%, 8/20/39 (Alternative
                Minimum Tax)

  1,890,000    Land Clearance for Redevelopment Authority of the City of St. Louis,          5/03 at 102         AAA      1,907,993
                Missouri, Multifamily Mortgage Refunding Bonds, Series 1993 (FHA-
                Insured Mortgage Loan - St. Louis Place Apartments), 6.250%, 8/01/27

  1,425,000    The Industrial Development Authority of University City, Missouri,            8/07 at 102         Aaa      1,385,157
                Revenue Refunding Bonds, Series 1997A (GNMA Collateralized - River
                Valley Apartments), 5.900%, 2/20/37
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.2%

  1,500,000    Greene County, Missouri, Collateralized Single Family Mortgage Revenue       No Opt. Call         AAA      1,507,260
                Bonds, Series 1996, 6.300%, 12/01/22 (Alternative Minimum Tax)

  1,490,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       1/07 at 102         AAA      1,497,629
                Bonds (Homeownership Loan Program), 1996 Series D, 6.125%, 3/01/28
                (Alternative Minimum Tax)

    875,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       3/07 at 105         AAA        951,003
                Bonds (Homeownership Loan Program), 1997 Series A-2, 7.300%, 3/01/28
                (Alternative Minimum Tax)

    240,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       3/07 at 101         AAA        229,130
                Bonds (Homeownership Loan Program), 1997 Series B-2, 5.900%, 9/01/28
                (Alternative Minimum Tax)

     90,000    Missouri Housing Development Commission, Single Mortgage Revenue Bonds        2/00 at 102         AAA         91,937
                (GNMA Mortgage Backed Securities Program), 1990 Series A, 7.625%, 2/01/22
                (Alternative Minimum Tax)

               Missouri Housing Development Commission, Single Mortgage Revenue Bonds
               (Homeownership Loan Program), 1995 Series B Remarketing:
  1,995,000     6.375%, 9/01/20 (Alternative Minimum Tax)                                    9/06 at 102         AAA      2,018,062
  1,575,000     6.450%, 9/01/27 (Alternative Minimum Tax)                                    9/06 at 102         AAA      1,600,043

    510,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       6/00 at 102         AAA        522,908
                Bonds (GNMA Mortgage Back Securities Program), 1990 Series B, 7.750%,
                6/01/22 (Alternative Minimum Tax)

  1,150,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       2/01 at 102         AAA      1,184,546
                Bonds (GNMA Mortgage Back Securities Program), 1991 Series A, 7.375%,
                8/01/23 (Alternative Minimum Tax)

               Missouri Housing Development Commission, Single Family Mortgage Revenue
               Bonds (GNMA Mortgage Back Securities Program), 1994 Series A:
    320,000     6.700%, 12/01/07 (Alternative Minimum Tax)                                  12/04 at 102         AAA        326,867
  1,420,000     7.125%, 12/01/14 (Alternative Minimum Tax)                                  12/04 at 102         AAA      1,479,810
    630,000     7.200%, 12/01/17 (Alternative Minimum Tax)                                  12/04 at 102         AAA        657,367

    955,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       3/08 at 105         AAA        967,577
                Bonds (Homeownership Loan Program), 1998 Series B-2, 6.400%, 3/01/29
                (Alternative Minimum Tax)

  1,195,000    Missouri Housing Development Commission, Single Family Mortgage Revenue       9/08 at 105         AAA      1,203,604
                Bonds (Homeownership Loan Program), 1998 Series D-2, 6.300%, 3/01/29
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.2%

    500,000    City of Jefferson, Missouri, Industrial Refunding Revenue Bonds, Series       4/00 at 100         N/R        500,750
                1992 (Scholastic, Inc. Project), 7.200%, 4/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 10.5%

  4,800,000    The Industrial Development Authority of Kansas City, Missouri, Retirement    11/08 at 102         N/R      4,048,224
                Facility Refunding and Improvement Revenue Bonds, Series 1998A (Kingswood
                Project), 5.875%, 11/15/29

  1,000,000    The Industrial Development Authority of the City of Lees Summit, Missouri,    8/05 at 102         N/R      1,021,620
                Health Facilities Revenue Bonds (John Knox Village Project), Series 1995,
                6.625%, 8/15/13

  5,000,000    The Industrial Development Authority of the City of Lees Summit, Missouri,    8/09 at 101         N/R      4,807,250
                Health Facilities Revenue Bonds (John Knox Village Project), Series 1999,
                6.000%, 8/15/17

  3,750,000    Health and Educational Facilities Authority of the State of Missouri,         2/06 at 102         N/R      3,688,275
                Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1996A,
                6.375%, 2/01/27


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

 $3,500,000    Health and Educational Facilities Authority of the State of Missouri, Health  2/07 at 102         N/R   $  3,285,240
                 Facilities Revenue Bonds (Lutheran Senior Services), Series 1997, 5.875%,
                 2/01/23

               The Industrial Development Authority of the County of St. Louis, Missouri,
               Refunding Revenue Bonds (Friendship Village of South County Project), Series
               1996A:
  1,265,000      5.750%, 9/01/05                                                            No Opt. Call         N/R      1,287,213
  1,800,000      6.250%, 9/01/10                                                             9/06 at 102         N/R      1,818,252

               The Industrial Development Authority of the County of St. Louis, Missouri,
               Revenue Bonds (Bethesda Living Centers - Autumn View Gardens at Schuetz Road
               Project), Series 1998B:
    475,000      5.750%, 8/15/18                                                             8/03 at 100         N/R        413,535
  1,500,000      5.850%, 8/15/28                                                             8/08 at 102         N/R      1,268,160

  2,425,000    The Industrial Development Authority of the County of St. Louis, Missouri,    8/05 at 104         AAA      2,464,309
                 Healthcare Facilities Revenue Bonds, Series 1995 (GNMA Collateralized -
                 Mother of Perpetual Help Project), 6.250%, 8/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.7%

  1,000,000    Jefferson City School District, Missouri, General Obligation Bonds,          No Opt. Call         Aa2      1,134,420
               Series 1991A, 6.700%, 3/01/11 Commonwealth of Puerto Rico, Public
               Improvement Bonds of 1994 (General Obligation Bonds):
  2,500,000      6.450%, 7/01/17                                                             7/04 at 102         AAA      2,737,525
  3,350,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA      3,675,151

  1,050,000    The City of St. Louis, Missouri, Public Safety General Obligation Bonds,      8/07 at 100         AAA        967,995
                 Series 1999, 5.125%, 2/15/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 15.5%

  2,285,000    The Public Building Corporation of the City of Branson, Missouri, Leasehold  11/06 at 101         BBB      2,331,934
                 Revenue Bonds, Series 1995 (City Hall and Fire Station Improvement
                 Projects), 6.250%, 11/01/12

  1,025,000    Excelsior Springs School District Building Corporation, Leasehold Revenue    No Opt. Call         AAA        455,326
                 Bonds (Excelsior Springs 40 School District), Series 1994, 0.000%, 3/01/14

  4,440,000    Howard Bend Levee District (St. Louis County, Missouri), Levee District       3/09 at 101         N/R      4,225,548
                 Improvement Bonds, Series 1999, 5.850%, 3/01/19

  2,000,000    Jackson County Public Facilities Authority, Leasehold Revenue Refunding      12/04 at 100         AAA      2,046,140
                 and Improvement Bonds (Jackson County, Missouri, Capital Improvements
                 Project), Series 1994, 6.125%, 12/01/15

  1,200,000    Land Clearance for Redevelopment Authority of Kansas City, Missouri, Lease   12/05 at 102         AAA      1,202,424
                 Revenue Bonds, (Municipal Auditorium and Muehlebach Hotel Redevelopment
                 Project), Series 1995A, 5.900%, 12/01/18

               The City of Lake St. Louis, Missouri, Certificates of Participation, Public
               Facilities Authority, Series 1993 (Municipal Golf Course Project):
  1,020,000      6.900%, 12/01/05                                                           12/02 at 103         N/R      1,061,973
  2,720,000      7.550%, 12/01/14                                                           12/02 at 103         N/R      2,848,928

  1,500,000    Missouri School Boards Association, Insured Lease Participation               3/06 at 101         AAA      1,537,515
                 Certificates (Fox C-6 School District, Jefferson County, Missouri
                 Project), Series 1996, 5.625%, 3/01/11

    320,000    State of Missouri, Certificates of Participation (Psychiatric                11/05 at 100          AA        325,952
                 Rehabilitation Center Project), Series A 1995, 6.000%, 11/01/15

  1,750,000    Monarch-Chesterfield Levee District (St. Louis County, Missouri), Levee       3/10 at 101         AAA      1,734,740
                 District Improvement Bonds, Series 1999, 5.750%, 3/01/19 (DD)

  1,500,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/02 at 101 1/2           A      1,563,870
                 1992 Series V, 6.625%, 7/01/12

  5,900,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      5,444,933
                 1996 Series Y, 5.500%, 7/01/36

     75,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     No Opt. Call         AAA         75,191
                 Series W, 5.500%, 7/01/15

  3,000,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series L,   No Opt. Call           A      2,873,820
                 Guaranteed by the Commonwealth of Puerto Rico, 5.500%, 7/01/21

  3,000,000    Regional Convention and Sports Complex Authority, St. Louis County,           8/03 at 102         Aa3      2,896,980
                 Missouri, Convention and Sports Facility Project and Refunding Bonds,
                 Series B of 1993, 5.750%, 8/15/21

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Missouri Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
 ----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Regional Convention and Sports Complex Authority, City of St. Louis,
                Missouri, Convention and Sport Facility Project and Refunding Bonds,
                Series C of 1997:
 $1,000,000      5.300%, 8/15/17                                                            8/07 at 100          AAA   $    947,030
  4,000,000      5.300%, 8/15/20                                                            8/07 at 100          AAA      3,734,320

     45,000     Regional Convention and Sports Complex Authority, City of St. Louis,        8/03 at 100          N/R         47,770
                 Missouri, Convention and Sports Facility Project Bonds,
                 Series C of 1991, 7.900%, 8/15/21
 ----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.1%

  2,000,000     Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996         6/06 at 102         BBB-      2,007,700
                 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)

                The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997
                (1997 Capital Improvement Program), Lambert-St. Louis International
                Airport:
    285,000      5.250%, 7/01/22 (Alternative Minimum Tax)                                  7/07 at 101          AAA        256,620
  2,500,000      5.250%, 7/01/27 (Alternative Minimum Tax)                                  7/07 at 101          AAA      2,203,700

                Land Clearance for Redevelopment Authority of the City of St. Louis
                (Missouri), Tax Exempt Parking Facility Revenue Refunding and
                Improvement Bonds, Series of 1999C (Parking Facilities Project):
  2,400,000      7.050%, 9/01/24                                                            9/09 at 102          N/R      2,409,912
  1,000,000      7.000%, 9/01/29                                                            9/09 at 102          N/R      1,007,410

  4,050,000     The City of St. Louis, Missouri, Parking Revenue Refunding Bonds,          12/06 at 102          AAA      3,806,150
                 Series 1996, 5.375%, 12/15/21
 ----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.1%

  4,500,000     Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds,     No Opt. Call          Aaa      1,897,380
                 Series 1983, 0.000%, 12/01/14

  1,500,000     Clay County Public Building Authority, Leasehold Refunding and              5/02 at 102       N/R***      1,634,610
                 and Improvement Revenue Bonds, Series 1992 (Paradise Pointe Golf
                 Course Project), 7.625%, 5/15/14 (Pre-refunded to 5/15/02)

  1,070,000     Greene County, Missouri, Single Family Mortgage Revenue Bond, Series       No Opt. Call          Aaa        408,708
                 1984, 0.000%, 3/01/16

  4,000,000     Kansas City, Missouri, General Improvement Airport Revenue Bonds,           9/04 at 101          AAA      4,413,680
                 Series 1994 B, 6.875%, 9/01/14 (Pre-refunded to 9/01/04)

    645,000     Kansas City Municipal Assistance Corporation, Leasehold Improvement        11/01 at 100        A3***        676,786
                 Revenue Bonds, Series 1991A (Truman Medical Center Charitable
                 Foundation Project), 7.000%, 11/01/09 (Pre-refunded to 11/01/01)

  2,385,000     The Industrial Development Authority of the City of Kirkwood,                7/02 at 102      N/R***      2,536,281
                 Missouri, Health Care System Revenue Bonds, St. Joseph Hospital of
                 Kirkwood Issue, Series 1992, 6.500%, 7/01/12 (Pre-refunded to
                 7/01/02)

  1,000,000     Missouri Economic Development, Export and Infrastructure Board,              5/02 at 100      N/R***      1,060,300
                 Industrial Development Revenue Bonds (Community Water Company
                 Inc. Project), Series 1992, 7.125%, 5/01/17 (Alternative Minimum
                 Tax) (Pre-refunded to 5/15/02)

  1,000,000     Health and Educational Facilities Authority of the State of                 10/04 at 101       A2***      1,079,220
                 Missouri, Educational Facilities Revenue Bonds (St. Louis University
                 High School), Series 1994, 6.350%, 10/01/14 (Pre-refunded to
                 10/01/04)

                Industrial Development Authority of the County of St. Louis,
                Missouri, Health Care Facilities Revenue Bonds, Series 1992
                (Lutheran Health Care Association):
  2,565,000      7.375%, 2/01/14 (Pre-refunded to 2/01/02)                                   2/02 at 102      N/R***      2,765,378
  2,650,000      7.625%, 2/01/22 (Pre-refunded to 2/01/02)                                   2/02 at 102      N/R***      2,870,560

  1,000,000     Regional Convention and Sports Complex Authority, County of                  8/03 at 100         AAA      1,083,890
                  St. Louis, Missouri, Convention and Sports Facility Project Bonds,
                  Series 1991B, 7.000%, 8/15/11 (Pre-refunded to 8/15/03)

  1,295,000     Land Clearance for Redevelopment Authority of the City of St. Louis          7/00 at 102      N/R***      1,347,046
                 Lease Revenue Bonds, Series 1992 (Station East Redevelopment Project),
                 7.750%, 7/01/21 (Pre-refunded to 7/01/00)

  1,975,000     City of St. Louis, Missouri, Parking Revenue Bonds, Series 1992,            12/02 at 102      AA-***      2,123,895
                 6.625% 12/15/21 (Pre-refunded to 12/15/02)

    955,000    Regional Convention and Sports Complex Authority, City of St. Louis,          8/03 at 100         Aaa      1,063,946
                Missouri, Convention and Sports Facility Bonds, Series 1991C, 7.900%,
                8/15/21 (Pre-refunded to 8/15/03)

    445,000    The Board of Education of the City of St. Louis (Missouri), General          10/01 at 102         AAA        472,861
                Obligation School Building Bonds, Series 1991, 6.750%, 4/01/11
                (Pre-refunded to 10/01/01)

   Principal                                                                             Optional Call                      Market
      Amount     Description                                                               Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities -- 2.4%

$  1,500,000     State Environmental Improvement and Energy Resource Authority             5/00 at 102          AA-   $  1,545,165
                   (Missouri), Environmental Improvement Revenue Bonds (Union Electric
                   Company Project), Series 1990A, 7.400%, 5/01/20

   1,500,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,               No Opt. Call          AAA        551,625
                   Series O, 0.000%, 7/01/17

   2,000,000     City of Sikeston, Missouri, Electric System Revenue Bonds,               No Opt. Call          AAA      2,179,740
                   1992 Series, 6.200%, 6/01/10

   1,070,000     City of Sikeston, Missouri, Electric System Revenue Refunding            No Opt. Call          AAA      1,129,021
                   Bonds, 1996 Series, 6.000%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer -- 4.1%

      20,000     Public Water Supply District No. 6, Clay County, Missouri,               12/99 at 101          N/R         20,247
                   Revenue Bonds, Series 1988, 8.200%, 6/01/01

     400,000     East Central Missouri Water and Sewer Authority, St. Charles              8/00 at 100          N/R        403,520
                   County, Missouri, Water System Refunding Revenue Bonds,
                   Series 1992 (St. Charles County Public Water Supply District
                   No. 2 Project), 7.000%, 8/01/08

   1,635,000     Missouri State Environmental Improvement and Energy Resources             4/09 at 100           AA      1,581,209
                   Authority, Water Facilities Refunding Revenue Bonds (Tri-County
                   Water Authority Project), Series 1999, 6.000%, 4/01/22

   3,600,000     State Environmental Improvement and Energy Resources Authority           12/01 at 102          Aa1      3,789,180
                   (State of Missouri), Water Pollution Control Revenue Bonds
                   (State Revolving Fund Program -- Multiple Participants),
                   Series 1991A, 6.875%, 6/01/14

   2,000,000     State Environmental Improvement and Energy Resources Authority            7/02 at 102          Aa1      2,095,240
                   (State of Missouri), Water Pollution Control Revenue Bonds
                   (State Revolving Fund Program -- Multiple Participant
                   Series), Series 1992A, 6.550%, 7/01/14

     600,000     State Environmental Improvement and Energy Resources Authority            7/04 at 102          Aa1        651,821
                   (State of Missouri), Water Pollution Control Revenue Bonds
                   (State Revolving Fund Program -- Multiple Participant
                   Series), Series 1994B, 7.200%, 7/01/16

     595,000     State Environmental Improvement and Energy Resources Authority           10/00 at 102          Aa1        619,110
                   (State of Missouri), Water Pollution Control Revenue Bonds
                   (State Revolving Fund Program -- City of Springfield Project),
                   Series 1990A, 7.000%, 10/01/10

     125,000     City of Osceola, Missouri, Sewer System Refunding and                     5/00 at 100          N/R        125,231
                   Improvement Revenue Bonds, Series 1989, 8.000%, 11/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$243,660,000     Total Investments -- (cost $227,785,138) - 98.8%                                                      226,192,955
============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 1.2%                                                                   2,838,234
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets -- 100%                                                                                   $229,031,189
                 ==================================================================================================================

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                 **   Ratings: Using the higher of Standard & Poor's or
                      Moody's rating.
                 *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                 N/R  Investment is not rated.
                 (DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                             Portfolio of Investments (Unaudited)
                             Nuveen Flagship Wisconsin Municipal Bond Fund November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
 ----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 1.4%

               Community Development Authority of Village of Menomomee Falls
               (Wisconsin), Development Revenue Bonds, Series 1996 (Herker
               Industries, Inc. Project):
 $  255,000      5.200%, 3/01/07 (Alternative Minimum Tax)                                  3/01 at 103          N/R    $   249,806
    300,000      5.250%, 3/01/08 (Alternative Minimum Tax)                                  3/01 at 103          N/R        292,224
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.3%

  1,000,000    Redevelopment Authority of the City of Green Bay, Wisconsin,                No Opt. Call         Baa2        889,360
                 Industrial Development Revenue Bonds, Series 1999 (Fort James Project),
                 5.600%, 5/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.5%

    475,000    Housing Authority of the City of Ashland (Wisconsin), Student Housing        4/08 at 100          Aa3        423,786
                 Revenue Bonds, Series 1998 (Northland College Project), 5.100%,
                 4/01/18

    500,000    Community Development Authority of the City of Madison, Wisconsin,          11/06 at 102          AA-        442,740
                 Fixed Rate Development Revenue Bonds, Series 1998A
                 (Fluno Center Project), 5.000%, 11/01/20

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin, Revenue        10/07 at 102          AAA        466,660
                 Refunding Bonds, Series 1999B (Milwaukee School of Engineering
                 Project), 5.000%, 10/01/17

    300,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                 6/09 at 102           A1        263,529
                 Redevelopment Revenue Bonds, Series 1999B (Young Women's Christian
                 Association of Greater Milwaukee), 5.300%, 6/01/29

    370,000    Puerto Rico Industrial, Tourist, Educational, Medical and                    2/09 at 101          BBB        327,894
                 Environmental Control Facilities Financing Authority, Higher Education
                 Revenue Bonds, Series 1999 (Ana G. Mendez University System Project),
                 5.375%, 2/01/29

    600,000    University of Puerto Rico, University System Revenue Bonds,              6/05 at 101 1/2          AAA        552,228
                 Series M, 5.250%, 6/01/25
 ----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 2.6%

    500,000    Puerto Rico Industrial, Tourist, Educational, Medical and                    1/05 at 102          AAA        513,765
                 Environmental Control Facilities Financing Authority, Hospital Revenue
                 Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/24

    450,000    Puerto Rico Industrial, Tourist, Educational, Medical and                8/05 at 101 1/2          AAA        464,823
                 Environmental Control Facilities Financing Authority, Hospital Revenue
                 Refunding Bonds, 1995 Series A, FHA-Insured Mortgage - Pila Hospital
                 Project), 5.875%, 8/01/12
 ----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.9%

               Housing Authority of Dane County, Wisconsin, Multifamily Housing
               Revenue Bonds (Forest Harbor Apartments Project):
     25,000      5.900%, 7/01/12                                                            7/02 at 102          N/R         25,160
     50,000      5.950%, 7/01/13                                                            7/02 at 102          N/R         50,119
     50,000      6.000%, 7/01/14                                                            7/02 at 102          N/R         50,019

  1,000,000    Community Development Authority of the City of Madison, Wisconsin,           9/06 at 102          AAA        900,310
                 Multifamily Housing Revenue Refunding Bonds, Series 1999A
                 (Greentree Glen Project), 5.500%, 9/20/29 (Alternative Minimum Tax)

    200,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                 8/07 at 102          N/R        193,726
                 Multifamily Housing Revenue Bonds, Series 1993 (FHA-Insured Mortgage
                 Loan - City Hall Square Apartments Project), 6.000%, 8/01/22
                 (Alternative Minimum Tax)

    500,000    Housing Authority of the City of Sheboygan (Wisconsin), Multifamily          5/06 at 102          AAA        433,050
                 Revenue Refunding Bonds, Series 1998A (Lake Shore Apartments),
                 5.100%, 11/20/26

    300,000    Walworth County Housing Authority, Housing Revenue Bonds, Series 1997        9/05 at 102          N/R        284,757
                 (FHA-Insured Mortgage Loan - Kiwanis Heritage, Inc. Senior Apartments
                 Project), 5.550%, 9/01/22

               Housing Authority of the City of Waukesha, Wisconsin, Multifamily
               Housing Revenue Refunding Bonds, Series 1996A (GNMA Collateralized
               Mortgage Loan - Westgrove Woods Project):
    350,000      5.800%, 12/01/18 (Alternative Minimum Tax)                                12/06 at 102          AAA        344,463
    750,000      6.000%, 12/01/31 (Alternative Minimum Tax)                                12/06 at 102          AAA        730,253


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.4%

$ 1,000,000     Guam Housing Corporation, Single Family Mortgage Revenue                   No Opt. Call          AAA     $  953,990
                  Bonds (Guaranteed Mortgage-Backed Securities Program),
                  1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

    200,000     Puerto Rico Housing Bank and Finance Agency, Affordable                     4/05 at 102          AAA        201,604
                  Housing Mortgage Subsidy Program, Single Family Mortgage
                  Revenue Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative
                  Minimum Tax)

    115,000     Virgin Islands Housing Finance Authority, Single Family                     3/05 at 102          AAA        117,588
                  Mortgage Revenue Refunding Bonds (GNMA Mortgage Backed
                  Securities Program), 1995 Series A, 6.450%, 3/01/16
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 6.9%

                Housing Authority of Sheboygan County, Wisconsin, Housing
                Revenue Refunding Bonds (Rocky Knoll Health Center Project),
                Series 1994:
    150,000       5.300%, 12/01/17                                                         12/04 at 100           A1        133,232
    195,000       5.300%, 12/01/18                                                         12/04 at 100           A1        171,588
    395,000       5.300%, 12/01/19                                                         12/04 at 100           A1        342,880

  1,000,000     Housing Authority of the City of Superior, Wisconsin, Hospital              7/04 at 102          N/R        968,930
                  Revenue Refunding Bonds, Series 1996 (GNMA Collateralized --
                  St. Francis Home, Inc. Project), 6.150%, 7/20/31

  1,120,000     Waukesha County Housing Authority, Housing Revenue Refunding               12/03 at 102          N/R        991,861
                  Bonds, Series 1998 (The Arboretum Project), 5.250%, 12/01/21
                  (Alternative Minimum Tax) (Optional put 12/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.1%

    250,000     Government of Guam, General Obligation Bonds, Series 1993A,                11/03 at 102         BBB-        228,313
                  5.400%, 11/15/18

    200,000     Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,            7/08 at 101            A        172,042
                  Series 1998 (General Obligation Bonds), 5.000%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 53.5%

  1,500,000     Community Development Authority of the Village of Ashwaubenon               6/09 at 100          Aa2      1,459,740
                  (Wisconsin), Lease Revenue Bonds, Series 1999A (Arena Project),
                  5.800%, 6/01/29 (WI)

  1,500,000     Community Development Authority of the City of Cudahy                       6/06 at 100          N/R      1,520,505
                  (Wisconsin), Redevelopment Lease Revenue Bonds, Series 1995,
                  6.000%, 6/01/11

  1,000,000     Redevelopment Authority of the Village of De Forest, Wisconsin,             2/08 at 100          N/R        888,280
                  Redevelopment Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

  1,500,000     Community Development Authority of the City of Glendale,                    9/08 at 100          N/R      1,395,045
                  Wisconsin, Community Development Lease Revenue Bonds,
                  Series 1998A, 5.400%, 9/01/18

                Redevelopment Authority of the City of Green Bay (Wisconsin), Lease
                Revenue Bonds, Series 1999A (Convention Center Project):
  1,500,000       5.250%, 6/01/24                                                           6/09 at 100          Aa2      1,377,225
  2,000,000       5.100%, 6/01/29                                                           6/09 at 100          Aa2      1,766,200

    500,000     Community Development Authority of the Village of Jackson,                 12/09 at 100          N/R        449,195
                  Wisconsin, Community Development Revenue Refunding Bonds,
                  Series 1999, 5.100%, 12/01/17

    300,000     Community Development Authority of the City of Madison,                     3/05 at 100          Aa2        312,747
                  Wisconsin, Lease Revenue Bonds, Series 1995 (Monona
                  Terrace Community and Convention Center Project),
                  6.100%, 3/01/10

    200,000     Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,              7/06 at 101 1/2            A        184,202
                  Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                  5.000%, 7/01/15

    320,000     Puerto Rico Highway and Transportation Authority, Highway               7/02 at 101 1/2            A        333,626
                  Revenue Bonds, 1992 Series V, 6.625%, 7/01/12

    600,000     Puerto Rico Highway and Transportation Authority, Highway               7/06 at 101 1/2            A        562,236
                   Revenue Bonds, Series Y of 1996, 5.500%, 7/01/26

                Puerto Rico Highway and Transportation Authority, Transportation
                Revenue Bonds (Series A):
  1,000,000       0.000%, 7/01/17                                                          No Opt. Call          AAA        367,750
    700,000       5.000%, 7/01/38                                                           7/08 at 101            A        586,600

    600,000     Puerto Rico Public Buildings Authority, Public Education and            7/03 at 101 1/2            A        601,524
                  Health Facilities Refunding Bonds, Series M, Guaranteed by
                  the Commonwealth of Puerto Rico, 5.750%, 7/01/15

  2,500,000     Puerto Rico Public Buildings Authority, Revenue Refunding                  No Opt. Call            A      2,394,850
                  Bonds, Series L Guaranteed by the Commonwealth of
                  Puerto Rico, 5.500%, 7/01/21

                    Portfolio of Investments (Unaudited)
                    Nuveen Flagship Wisconsin Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               Southeast Wisconsin Professional Baseball Park District, Sales Tax
               Revenue Bonds, Series 1997:
$1,390,000       0.000%, 12/15/27                                                           No Opt. Call         AAA     $  246,795
 1,000,000       0.000%, 12/15/29                                                           No Opt. Call         AAA        156,500

   500,000     Southeast Wisconsin Professional Baseball Park District, Sales               No Opt. Call         AAA        475,385
                 Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26

 1,000,000     Southeast Wisconsin Professional Baseball Park District, Sales               12/04 at 100         AAA      1,001,470
                 Tax Revenue Bonds, Series 1999, 6.100%, 12/15/29

   375,000     Waterfront Redevelopment Authority of the City of                            10/08 at 100         N/R        320,423
                 Sturgeon Bay, Wisconsin, Redevelopment Lease
                 Revenue Bonds, Series 1998A, 5.200%, 10/01/21

               Community Development Authority of the Village of Sturtevant
               (Wisconsin), Redevelopment Lease Revenue Refunding
               Bonds, Series 1999:
   775,000       4.700%, 12/01/11                                                           12/08 at 100         N/R        713,806
   335,000       4.800%, 12/01/12                                                           12/08 at 100         N/R        307,835

   600,000     Virgin Islands Public Finance Authority, Revenue and Refunding               10/08 at 101        BBB-        543,654
                Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                (Senior Lien/Refunding),  5.625%, 10/01/25

   500,000     Wauwatosa Redevelopment Authority, Milwaukee County,                         12/07 at 100         AAA        501,115
                 Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%, 12/01/16

 1,250,000     Wisconsin Center District, Senior Dedicated Tax Revenue Bonds,               No Opt. Call         AAA        425,738
                 Series 1996A, 0.000%, 12/15/17

               Wisconsin Center District, Junior Dedicated Tax Revenue
               Refunding Bonds, Series 1999:
 1,000,000       5.250%, 12/15/23                                                           No Opt. Call         AAA        911,650
   500,000       5.250%, 12/15/27                                                           No Opt. Call         AAA        450,330
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.3%

   500,000     Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996           6/06 at 102        BBB-        501,925
                Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 9.1%

   145,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/04 at 102     BBB+***        158,669
                 Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

   125,000     Puerto Rico Telephone Authority, Revenue Refunding Bonds,                 1/03 at 101 1/2         AAA        130,445
                  Series M, 5.400%, 1/01/08 (Pre-refunded to 1/01/03)

               Southeast Wisconsin Professional Baseball Park District, Sales
               Tax Revenue Bonds, Series 1996:
   225,000       5.650%, 12/15/16 (Pre-refunded to 3/13/07)                                  3/07 at 101         AAA        236,727
 1,600,000       5.800%, 12/15/26 (Pre-refunded to 3/13/07)                                  3/07 at 101         AAA      1,703,008

   150,000     Redevelopment Authority of the City of Superior, Wisconsin, Revenue           5/02 at 102       AA***        156,624
                 Bonds, Series 1994 (Superior Memorial Hospital Inc.--FHA-Insured
                 Mortgage Loan), 5.600%, 11/01/07 (Pre-refunded to 5/01/02)

 1,000,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,               12/06 at 101         AAA      1,060,070
                 Series 1996B, 5.700%, 12/15/20 (Pre-refunded to 12/15/06)

  Principal                                                                              Optional Call                       Market
     Amount    Description                                                                 Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.7%

$   315,000    Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%, 10/01/22         10/02 at 102         AAA    $   338,045

  1,085,000    Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23         10/03 at 102         BBB        958,055

    115,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/04 at 102         BBB+       116,514
                 Series T, 6.000%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
$43,305,000    Total Investments - (cost $39,918,469) - 99.7%                                                            37,795,208
===========-------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 3.9%

$ 1,500,000    Carlton Pollution Control Revenue Series 1991B (Wisconsin Power and Light),        VMIG-1                  1,500,000
==========       Variable Rate Demand Bonds, 3.700%, 9/01/05+
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.6)%                                                                    (1,378,854)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $37,916,354
====================================================================================================================================

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis (note 1).

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                 Statement of Net Assets (Unaudited)
                 November 30, 1999

                                                                      Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)   $119,117,602     $226,192,955     $37,795,208
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)        795,000               --       1,500,000
Cash                                                                      --          503,370              --
Receivables:
  Interest                                                         1,814,649        4,255,000         724,478
  Investments sold                                                   552,108          569,648              --
  Shares sold                                                        208,235          363,117          70,715
Other assets                                                          93,946          128,648          33,450
--------------------------------------------------------------------------------------------------------------
    Total assets                                                 122,581,540      232,012,738      40,123,851
--------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                     1,519,875               --         429,488
Payables:
  Investments purchased                                                   --        1,881,053       1,468,890
  Shares redeemed                                                    134,413          517,461         142,882
Accrued expenses:
  Management fees (note 6)                                            55,310          102,902          14,367
  12b-1 distribution and service fees (notes 1 and 6)                 26,697           46,765          10,339
  Other                                                               44,132           24,918          49,677
Dividends payable                                                    203,289          408,450          91,854
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                              1,983,716        2,981,549       2,207,497
--------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                             $120,597,824     $229,031,189     $37,916,354
==============================================================================================================
Class A Shares (note 1)
Net assets                                                      $106,911,533     $211,028,868     $30,265,682
Shares outstanding                                                10,959,280       20,253,362       3,224,383
Net asset value and redemption price per share                  $       9.76     $      10.42     $      9.39
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)              $      10.19     $      10.88     $      9.80
==============================================================================================================
Class B Shares (note 1)
Net assets                                                      $  6,264,283     $  5,451,672     $ 3,893,427
Shares outstanding                                                   646,209          523,413         413,557
Net asset value, offering and redemption price per share        $       9.69     $      10.42     $      9.41
==============================================================================================================
Class C Shares (note 1)
Net assets                                                      $  6,243,437     $ 12,097,513     $ 3,656,326
Shares outstanding                                                   638,847        1,161,960         388,756
Net asset value, offering and redemption price per share        $       9.77     $      10.41     $      9.41
==============================================================================================================
Class R Shares (note 1)
Net assets                                                      $  1,178,571     $    453,136     $   100,919
Shares outstanding                                                   120,145           43,497          10,717
Net asset value, offering and redemption price per share        $       9.81     $      10.42     $      9.42
==============================================================================================================

                                 See accompanying notes to financial statements.

                       Statement of Operations (Unaudited)
                       Six Months Ended November 30, 1999

                                                                               Kansas        Missouri      Wisconsin
---------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $ 3,685,792    $  7,378,753    $ 1,034,284
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                      347,067         667,969        103,392
12b-1 service fees--Class A (notes 1 and 6)                                   112,613         226,702         29,864
12b-1 distribution and service fees--Class B (notes 1 and 6)                   30,314          25,915         18,781
12b-1 distribution and service fees--Class C (notes 1 and 6)                   23,727          49,128         13,783
Shareholders' servicing agent fees and expenses                                47,266          81,109         12,660
Custodian's fees and expenses                                                  40,168          45,210         27,932
Trustees' fees and expenses (note 6)                                            1,872           2,304            396
Professional fees                                                                 213             720          5,438
Shareholders' reports--printing and mailing expenses                           22,094          20,251         15,195
Federal and state registration fees                                             9,205           5,467          5,296
Other expenses                                                                  4,249           5,500            263
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          638,788       1,130,275        233,000
   Custodian fee credit (note 1)                                              (13,623)         (9,394)        (6,047)
   Expense reimbursement (note 6)                                              (6,917)             --        (27,633)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  618,248       1,120,881        199,320
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                       3,067,544       6,257,872        834,964
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)        (704,026)     (1,161,493)      (219,915)
Net change in unrealized appreciation or depreciation of investments       (8,574,350)    (15,098,958)    (2,919,162)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (9,278,376)    (16,260,451)    (3,139,077)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(6,210,832)   $(10,002,579)   $(2,304,113)
=====================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                                                             Kansas                           Missouri
                                                                 -------------------------------   -------------------------------
                                                                 Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                         11/30/99        5/31/99           11/30/99        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  3,067,544   $  5,613,417       $  6,257,872   $ 12,319,943
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                         (704,026)       392,767         (1,161,493)       932,600
Net change in unrealized appreciation or depreciation of
 investments                                                           (8,574,350)    (1,874,001)       (15,098,958)    (3,631,812)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (6,210,832)     4,132,183        (10,002,579)     9,620,731
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                              (2,766,947)    (5,236,017)        (5,795,980)   (11,626,924)
  Class B                                                                (131,959)      (199,683)          (117,440)      (155,720)
  Class C                                                                (138,638)      (171,237)          (298,479)      (531,389)
  Class R                                                                 (23,078)        (8,514)           (10,827)        (4,200)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (3,060,622)    (5,615,451)        (6,222,726)   (12,318,233)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       14,534,072     31,570,124         12,950,431     30,981,161
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                          1,217,177      2,397,854          2,435,733      5,097,764
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       15,751,249     33,967,978         15,386,164     36,078,925
Cost of shares redeemed                                               (12,367,837)   (13,183,041)       (27,750,738)   (22,186,899)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                           3,383,412     20,784,937        (12,364,574)    13,892,026
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (5,888,042)    19,301,669        (28,589,879)    11,194,524
Net assets at the beginning of period                                 126,485,866    107,184,197        257,621,068    246,426,544
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $120,597,824   $126,485,866       $229,031,189   $257,621,068
===================================================================================================================================
Balance of undistributed net investment income
 at the end of period                                                $      7,334   $        412       $     40,215   $      5,069
===================================================================================================================================

                                 See accompanying notes to financial statements.



                                                                                   Wisconsin
                                                                        -------------------------------
                                                                        Six Months Ended    Year Ended
                                                                                11/30/99       5/31/99
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $   834,964   $ 1,433,507
Net realized gain (loss) from investment transactions (notes 1 and 4)           (219,915)       31,594
Net change in unrealized appreciation or depreciation of investments          (2,919,162)     (354,954)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         (2,304,113)    1,110,147
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                       (680,253)   (1,227,494)
  Class B                                                                        (74,610)     (104,859)
  Class C                                                                        (73,185)      (97,280)
  Class R                                                                         (2,453)       (3,847)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (830,501)   (1,433,480)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                               5,994,079    10,740,181
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                                531,893       960,959
-------------------------------------------------------------------------------------------------------
                                                                               6,525,972    11,701,140
Cost of shares redeemed                                                       (2,051,650)   (2,401,689)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                        4,474,322     9,299,451
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                                     1,339,708     8,976,118
Net assets at the beginning of period                                         36,576,646    27,600,528
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                              $37,916,354   $36,576,646
=======================================================================================================
Balance of undistributed net investment income at the end of period          $     5,410   $       947
=======================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), the Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and the Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, Missouri and Wisconsin had outstanding delayed delivery and when-issued purchase commitments of $1,881,053 and $1,468,890, respectively. There were no such outstanding purchase commitments in Kansas.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                                   Kansas
                                            ------------------------------------------------------
                                                 Six Months Ended              Year Ended
                                                     11/30/99                    5/31/99
                                            -------------------------  ---------------------------
                                              Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                    1,190,656   $ 12,223,579    2,070,976   $ 22,111,543
  Class B                                       56,809        569,755      338,463      3,592,058
  Class C                                      106,765      1,081,784      485,599      5,195,815
  Class R                                       65,298        658,954       63,074        670,708
Shares issued to shareholders due to
 reinvestment of distributions:
  Class A                                      107,213      1,082,583      204,225      2,180,079
  Class B                                        5,698         57,120       11,758        124,503
  Class C                                        7,520         76,034        8,496         90,854
  Class R                                          142          1,440          225          2,418
--------------------------------------------------------------------------------------------------
                                             1,540,101     15,751,249    3,182,816     33,967,978
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (1,120,269)   (11,254,086)  (1,133,132)   (12,087,524)
  Class B                                      (39,329)      (392,836)     (34,327)      (362,189)
  Class C                                      (62,365)      (624,427)     (68,688)      (732,197)
  Class R                                       (9,625)       (96,488)        (104)        (1,131)
--------------------------------------------------------------------------------------------------
                                            (1,231,588)   (12,367,837)  (1,236,251)   (13,183,041)
--------------------------------------------------------------------------------------------------
Net increase                                   308,513   $  3,383,412    1,946,565   $ 20,784,937
==================================================================================================

                                                                                             Missouri
                                                                       ------------------------------------------------------
                                                                           Six Months Ended               Year Ended
                                                                               11/30/99                     5/31/99
                                                                       -------------------------   --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               1,039,277   $ 11,152,517    2,059,573   $ 23,245,894
  Class B                                                                  64,654        695,992      347,008      3,910,407
  Class C                                                                  94,400      1,019,267      305,854      3,443,979
  Class R                                                                   7,776         82,655       33,982        380,881
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 211,619      2,278,430      415,813      4,695,252
  Class B                                                                   4,317         46,415        9,733        109,725
  Class C                                                                   9,964        107,168       25,897        291,783
  Class R                                                                     347          3,720           89          1,004
-----------------------------------------------------------------------------------------------------------------------------
                                                                        1,432,354     15,386,164    3,197,949     36,078,925
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (2,444,826)   (25,912,515)  (1,812,770)   (20,424,817)
  Class B                                                                 (21,333)      (226,292)     (30,293)      (338,255)
  Class C                                                                (152,362)    (1,611,931)    (124,260)    (1,397,146)
  Class R                                                                      --             --       (2,376)       (26,681)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       (2,618,521)   (27,750,738)  (1,969,699)   (22,186,899)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,186,167)  $(12,364,574)   1,228,250   $ 13,892,026
=============================================================================================================================

                                                                                            Wisconsin
                                                                       ------------------------------------------------------
                                                                           Six Months Ended               Year Ended
                                                                               11/30/99                     5/31/99
                                                                       -------------------------   --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 470,951   $  4,601,126      608,036   $  6,270,838
  Class B                                                                  54,034        535,552      210,301      2,185,117
  Class C                                                                  87,775        857,248      215,001      2,223,917
  Class R                                                                      17            153        5,783         60,309
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  45,193        441,308       79,265        821,500
  Class B                                                                   3,455         33,908        6,147         63,822
  Class C                                                                   5,542         54,213        6,933         72,025
  Class R                                                                     251          2,464          347          3,612
-----------------------------------------------------------------------------------------------------------------------------
                                                                          667,218      6,525,972    1,131,813     11,701,140
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                (155,623)    (1,500,659)    (188,176)    (1,949,001)
  Class B                                                                 (14,954)      (142,483)     (27,493)      (285,123)
  Class C                                                                 (42,839)      (408,508)     (16,267)      (167,457)
  Class R                                                                      --             --          (11)          (108)
-----------------------------------------------------------------------------------------------------------------------------
                                                                         (213,416)    (2,051,650)    (231,947)    (2,401,689)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                              453,802   $  4,474,322      899,866   $  9,299,451
=============================================================================================================================


3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on December 9, 1999, as follows:

                        Kansas  Missouri  Wisconsin
---------------------------------------------------
Dividend per share:
 Class A                $.0410    $.0455     $.0365
 Class B                 .0345     .0385      .0305
 Class C                 .0365     .0405      .0320
 Class R                 .0430     .0470      .0380
===================================================

Missouri and Wisconsin also declared capital gains distributions of $.0089 and $.0066 per share, respectively, which were paid on December 7, 1999 to shareholders of record on December 2, 1999.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                           Kansas       Missouri     Wisconsin
------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities     $ 38,676,908   $ 26,725,371   $10,507,897
  Short-term municipal securities       3,795,000        600,000     1,500,000
Sales:
  Long-term municipal securities       35,315,956     39,049,272     5,383,542
  Short-term municipal securities       3,000,000        600,000            --
==============================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                           Kansas       Missouri     Wisconsin
------------------------------------------------------------------------------
                                     $122,062,083   $227,794,474   $41,418,469
==============================================================================

At May 31, 1999, the Funds' last fiscal year end, Kansas had an unused capital loss carryforward of $4,239,199 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                                    Kansas       Missouri      Wisconsin
----------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                  $ 2,391,439    $ 5,607,713    $   274,805
 depreciation                                   (4,540,920)    (7,209,232)    (2,398,066)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $(2,149,481)   $(1,601,519)   $(2,123,261)
========================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets         Management Fee
-------------------------------------------------
For the first $125 million            .5500 of 1%
For the next $125 million             .5375 of 1
For the next $250 million             .5250 of 1
For the next $500 million             .5125 of 1
For the next $1 billion               .5000 of 1
For net assets over $2 billion        .4750 of 1
=================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                      Kansas   Missouri    Wisconsin
--------------------------------------------------------------------
Sales charges collected              $58,648   $135,052      $44,036
Paid to authorized dealers            58,648    135,052       44,036

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                Kansas         Missouri        Wisconsin
------------------------------------------------------------------------------------------------------------------------
Commission advances                                                           $ 83,624         $ 60,384         $ 65,335
========================================================================================================================


To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                                Kansas         Missouri        Wisconsin
------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                           $ 42,498         $ 31,892         $ 22,852
========================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1999, as follows:

                                                                                Kansas         Missouri        Wisconsin
------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                 $  8,130         $  3,430         $  4,560
========================================================================================================================


7. Composition of Net Assets

At November 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                Kansas         Missouri        Wisconsin
------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                           $127,683,195     $231,549,042      $40,227,722
Balance of undistributed net investment income                                   7,334           40,215            5,410
Accumulated net realized gain (loss) from investment transactions           (4,943,224)        (965,885)        (193,517)
Net unrealized appreciation (depreciation) of investments                   (2,149,481)      (1,592,183)      (2,123,261)
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                $120,597,824     $229,031,189      $37,916,354
========================================================================================================================

                       Financial Highlights (Unaudited)

         Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                  Investment Operations             Less Distributions
                             ------------------------------    ---------------------------





KANSAS**                                       Net
                                         Realized/
                                        Unrealized
                Beginning        Net       Invest-                 Net                        Ending
                      Net    Invest-          ment             Invest-                           Net
Year Ended          Asset       ment          Gain                ment    Capital              Asset        Total
May 31,             Value     Income        (Loss)    Total     Income      Gains    Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------------
Class A (1/92)
    2000 (e)      $ 10.49      $ .25         $(.73)   $(.48)    $(.25)       $ --    $(.25)   $ 9.76        (4.64)%
    1999            10.60        .51          (.11)     .40      (.51)         --     (.51)    10.49         3.81
    1998            10.19        .52           .41      .93      (.52)         --     (.52)    10.60         9.32
    1997             9.83        .53           .36      .89      (.53)         --     (.53)    10.19         9.21
    1996            10.01        .54          (.18)     .36      (.54)         --     (.54)     9.83         3.63
    1995             9.83        .55           .18      .73      (.55)         --     (.55)    10.01         7.80
Class B (2/97)
    2000 (e)        10.43        .21          (.74)    (.53)     (.21)         --     (.21)     9.69        (5.14)
    1999            10.54        .43          (.11)     .32      (.43)         --     (.43)    10.43         3.07
    1998            10.13        .44           .41      .85      (.44)         --     (.44)    10.54         8.57
    1997 (d)        10.23        .13          (.12)     .01      (.11)         --     (.11)    10.13          .13
Class C (2/97)
    2000 (e)        10.51        .22          (.74)    (.52)     (.22)         --     (.22)     9.77        (4.99)
    1999            10.63        .45          (.11)     .34      (.46)         --     (.46)    10.51         3.18
    1998            10.21        .47           .42      .89      (.47)         --     (.47)    10.63         8.85
    1997 (d)        10.18        .15           .04      .19      (.16)         --     (.16)    10.21         1.85
Class R (2/97)
    2000 (e)        10.55        .26          (.74)    (.48)     (.26)         --     (.26)     9.81        (4.60)
    1999            10.66        .54          (.11)     .43      (.54)         --     (.54)    10.55         4.06
    1998            10.22        .56           .43      .99      (.55)         --     (.55)    10.66         9.84
    1997 (d)        10.20        .18          (.02)     .16      (.14)         --     (.14)    10.22         1.55
==================================================================================================================


                                                    Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------
                                  Before Credit/              After              After Credit
                                   Reimbursement         Reimbursement(b)      Reimbursement(c)
                                -------------------    -------------------    -------------------
                                              Ratio                  Ratio                  Ratio
                                             of Net                 of Net                 of Net
                                            Invest-                Invest-                Invest-
                                Ratio of       ment    Ratio of       ment    Ratio of       ment
                                Expenses     Income    Expenses     Income    Expenses     Income
                      Ending          to         to          to         to          to         to
                         Net     Average    Average     Average    Average     Average    Average    Portfolio
                      Assets         Net        Net         Net        Net         Net        Net     Turnover
                       (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
Class A (1/92)
    2000 (e)        $106,912        .95%*      4.88%*       .93%*      4.89%*       .91%*    4.91%*         28%
    1999             113,140        .90        4.63         .75        4.78         .75      4.78           27
    1998             102,217        .90        4.79         .71        4.98         .71      4.98           13
    1997              95,891       1.03        4.89         .68        5.24         .68      5.24           40
    1996              96,694       1.08        4.80         .57        5.31         .57      5.31           55
    1995              83,683       1.10        5.11         .54        5.67         .54      5.67           72
Class B (2/97)
    2000 (e)           6,264       1.69*       4.13*       1.68*       4.14*       1.66*     4.16*          28
    1999               6,497       1.65        3.89        1.51        4.03        1.51      4.03           27
    1998               3,238       1.65        4.02        1.45        4.22        1.45      4.22           13
    1997 (d)             605       1.65*       4.24*       1.27*       4.62*       1.27*     4.62*          40
Class C (2/97)
    2000 (e)           6,243       1.49*       4.34*       1.48*       4.35*       1.46*     4.37*          28
    1999               6,171       1.45        4.10        1.32        4.23        1.32      4.23           27
    1998               1,716       1.44        4.21        1.24        4.41        1.24      4.41           13
    1997 (d)              91       1.45*       4.49*       1.09*       4.85*       1.09*     4.85*          40
Class R (2/97)
    2000 (e)           1,179        .75*       5.11*        .74*       5.12*        .72*     5.14*          28
    1999                 679        .70        4.86         .59        4.97         .59      4.97           27
    1998                  12        .70        4.97         .51        5.16         .51      5.16           13
    1997 (d)              --        .08*       6.53*         --        6.61*         --      6.61*          40
==================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d) From commencement of class operations as noted.
(e) For the six months ended November 30, 1999.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:



Class (Inception Date)
                                  Investment Operations             Less Distributions
                             ------------------------------    ---------------------------





MISSOURI**                                     Net
                                         Realized/
                                        Unrealized
                Beginning        Net       Invest-                 Net                        Ending
                      Net    Invest-          ment             Invest-                           Net
Year Ended          Asset       ment          Gain                ment    Capital              Asset        Total
May 31,             Value     Income        (Loss)    Total     Income      Gains    Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------------
Class A (8/87)
    2000 (e)      $ 11.12      $ .28         $(.71)   $(.43)    $(.27)       $ --    $(.27)   $10.42        (3.87)%
    1999            11.23        .55          (.11)     .44      (.55)         --     (.55)    11.12         3.95
    1998            10.80        .56           .43      .99      (.56)         --     (.56)    11.23         9.32
    1997            10.51        .56           .29      .85      (.56)         --     (.56)    10.80         8.29
    1996            10.72        .58          (.21)     .37      (.58)         --     (.58)    10.51         3.51
    1995            10.50        .60           .22      .82      (.60)         --     (.60)    10.72         8.19
Class B (2/97)
    2000 (e)        11.11        .24          (.70)    (.46)     (.23)         --     (.23)    10.42        (4.16)
    1999            11.23        .47          (.12)     .35      (.47)         --     (.47)    11.11         3.09
    1998            10.80        .47           .44      .91      (.48)         --     (.48)    11.23         8.53
    1997 (d)        10.81        .16          (.01)     .15      (.16)         --     (.16)    10.80         1.40
Class C (2/94)
    2000 (e)        11.11        .25          (.71)    (.46)     (.24)         --     (.24)    10.41        (4.14)
    1999            11.23        .49          (.12)     .37      (.49)         --     (.49)    11.11         3.31
    1998            10.80        .50           .43      .93      (.50)         --     (.50)    11.23         8.74
    1997            10.50        .51           .29      .80      (.50)         --     (.50)    10.80         7.80
    1996            10.72        .51          (.21)     .30      (.52)         --     (.52)    10.50         2.84
    1995            10.50        .53          (.23)     .76      (.54)         --     (.54)    10.72         7.60
Class R (2/97)
    2000 (e)        11.12        .29          (.71)    (.42)     (.28)         --     (.28)    10.42        (3.77)
    1999            11.23        .58          (.12)     .46      (.57)         --     (.57)    11.12         4.17
    1998            10.80        .58           .43     1.01      (.58)         --     (.58)    11.23         9.56
    1997 (d)        10.90        .17          (.12)     .05      (.15)         --     (.15)    10.80          .43
==================================================================================================================


                                                    Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------
                                   Before Credit/              After              After Credit/
                                    Reimbursement        Reimbursement(b)       Reimbursement(c)
                              ---------------------    -------------------    -------------------
                                              Ratio                  Ratio                  Ratio
                                             of Net                 of Net                 of Net
                                            Invest-                Invest-                Invest-
                                Ratio of       ment    Ratio of       ment    Ratio of       ment
                                Expenses     Income    Expenses     Income    Expenses     Income
                      Ending          to         to          to         to          to         to
                         Net     Average    Average     Average    Average     Average    Average    Portfolio
Year Ended            Assets         Net        Net         Net        Net         Net        Net     Turnover
May 31,                (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/87)
    2000 (e)        $211,029        .87%*      5.12%*       .87%*      5.12%*       .86%*    5.12%*         11%
    1999             238,498        .86        4.87         .86        4.87         .86      4.87           12
    1998             233,456        .87        5.02         .87        5.02         .87      5.02           19
    1997             218,924       1.00        5.13         .86        5.27         .86      5.27           41
    1996             212,717       1.05        5.12         .80        5.37         .80      5.37           38
    1995             205,089       1.08        5.37         .67        5.78         .67      5.78           40
Class B (2/97)
    2000 (e)           5,452       1.62*       4.37*       1.62*       4.37*       1.61*     4.38*          11
    1999               5,286       1.61        4.13        1.61        4.13        1.61      4.13           12
    1998               1,677       1.62        4.25        1.62        4.25        1.62      4.25           19
    1997 (d)             454       1.62*       4.42*       1.45*       4.59*       1.45*     4.59*          41
Class C (2/94)
    2000 (e)          12,098       1.42*       4.57*       1.42*       4.57*       1.41*     4.58*          11
    1999              13,444       1.41        4.32        1.41        4.32        1.41      4.32           12
    1998              11,253       1.42        4.47        1.42        4.47        1.42      4.47           19
    1997               7,968       1.55        4.57        1.40        4.72        1.40      4.72           41
    1996               6,220       1.60        4.54        1.35        4.79        1.35      4.79           38
    1995               3,989       1.63        4.76        1.20        5.19        1.20      5.19           40
Class R (2/97)
    2000 (e)             453        .67*       5.33*        .67*       5.33*        .67*     5.34*          11
    1999                 393        .66        5.07         .65        5.08         .65      5.08           12
    1998                  41        .67        5.22         .67        5.22         .67      5.22           19
    1997 (d)              34        .67*       5.53*        .55*       5.65*        .55*     5.65*          41
==============================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

         Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                  Investment Operations             Less Distributions
                             ------------------------------    ---------------------------





WISCONSIN**                                    Net
                                         Realized/
                                        Unrealized
               Beginning        Net        Invest-                Net                         Ending
                     Net    Invest-           ment            Invest-                            Net
Year Ended         Asset       ment           Gain               ment     Capital              Asset       Total
May 31,            Value     Income         (Loss)    Total    Income       Gains    Total     Value   Return(a)
------------------------------------------------------------------------------------------------------------------
Class A (6/94)
    2000 (e)      $10.20       $.22          $(.81)   $(.59)    $(.22)       $ --    $(.22)   $ 9.39       (5.80)%
    1999           10.28        .47           (.08)     .39      (.47)         --     (.47)    10.20        3.83
    1998            9.80        .49            .49      .98      (.50)         --     (.50)    10.28       10.19
    1997            9.61        .51            .19      .70      (.51)         --     (.51)     9.80        7.40
    1996            9.79        .50           (.18)     .32      (.50)         --     (.50)     9.61        3.35
    1995 (d)        9.58        .49            .21      .70      (.49)         --     (.49)     9.79        7.36*
Class B (2/97)
    2000 (e)       10.23        .19           (.83)    (.64)     (.18)         --     (.18)     9.41       (6.25)
    1999           10.31        .39           (.08)     .31      (.39)         --     (.39)    10.23        3.05
    1998            9.82        .42            .49      .91      (.42)         --     (.42)    10.31        9.46
    1997 (d)        9.87        .12           (.06)     .06      (.11)         --     (.11)     9.82         .60
Class C (2/97)
    2000 (e)       10.22        .20           (.81)    (.61)     (.20)         --     (.20)     9.41       (6.05)
    1999           10.30        .41           (.07)     .34      (.42)         --     (.42)    10.22        3.29
    1998            9.82        .44            .49      .93      (.45)         --     (.45)    10.30        9.59
    1997 (d)        9.87        .13           (.07)     .06      (.11)         --     (.11)     9.82         .65
Class R (2/97)
    2000 (e)       10.23        .23           (.81)    (.58)     (.23)         --     (.23)     9.42       (5.69)
    1999           10.31        .49           (.08)     .41      (.49)         --     (.49)    10.23        4.04
    1998            9.82        .53            .48     1.01      (.52)         --     (.52)    10.31       10.47
    1997 (d)        9.87        .15           (.07)     .08      (.13)         --     (.13)     9.82         .84
==================================================================================================================


                                                    Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------
                                  Before Credit/             After              After Credit/
                                  Reimbursement         Reimbursement(b)       Reimbursement(c)
                               --------------------    -------------------    -------------------
                                              Ratio                  Ratio                  Ratio
                                             of Net                 of Net                 of Net
                                            Invest-                Invest-                Invest-
                               Ratio of        ment    Ratio of       ment    Ratio of       ment
                               Expenses      Income    Expenses     Income    Expenses     Income
                     Ending          to          to          to         to          to         to
                        Net     Average     Average     Average    Average     Average    Average    Portfolio
Year Ended           Assets         Net         Net         Net        Net         Net        Net     Turnover
May 31,               (000)      Assets      Assets      Assets     Assets      Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
Class A (6/94)
    2000 (e)        $30,266        1.10%*      4.38%*       .96%*     4.53%*       .93%*     4.56%*         14%
    1999             29,217        1.17        4.04         .68       4.53         .68       4.53            9
    1998             24,313        1.36        4.06         .55       4.87         .55       4.87           10
    1997             14,004        1.61        4.10         .51       5.20         .51       5.20           42
    1996             12,370        1.51        4.15         .64       5.02         .64       5.02           47
    1995 (d)          8,278        2.31*       3.33*        .39*      5.25*        .39*      5.25*          52
Class B (2/97)
    2000 (e)          3,893        1.85*       3.63*       1.70*      3.78*       1.67*      3.81*          14
    1999              3,795        1.94        3.28        1.43       3.79        1.43       3.79            9
    1998              1,877        2.08        3.28        1.32       4.04        1.32       4.04           10
    1997 (d)             20        2.18*       3.57*        .94*      4.81*        .94*      4.81*          42
Class C (2/97)
    2000 (e)          3,656        1.65*       3.84*       1.51*      3.98*       1.48*      4.01*          14
    1999              3,457        1.73        3.49        1.23       3.99        1.23       3.99            9
    1998              1,366        1.89        3.47        1.11       4.25        1.11       4.25           10
    1997 (d)             76        1.98*       3.62*        .69*      4.91*        .69*      4.91*          42
Class R (2/97)
    2000 (e)            101         .91*       4.58*        .76*      4.73*        .72*      4.76*          14
    1999                107         .97        4.25         .48       4.74         .48       4.74            9
    1998                 45       41.12        4.28         .32       5.08         .32       5.08           10
    1997 (d)             40        1.28*       4.39*         --       5.67*         --       5.67*          42
==============================================================================================================

 *  Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d) From commencement of class operations as noted.
(e) For the six months ended November 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

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Innovation Fund

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Income

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Income Stock Fund

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and Bond Fund

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and Stock Fund

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Growth Fund

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Income Fund

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Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

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Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

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Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.



1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations


[Photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN
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